UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: limited partnership interests
	(2)	Aggregate number of securities to which transaction applies: 590 units of limited partnership interests
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $8,600
	(4)	Proposed maximum aggregate value of transaction: $5,074,000
	(5)	Total fee paid: $284.00
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
1280 MASSACHUSETTS AVE., 4TH FLOOR
CAMBRIDGE, MA 02138

________ __, 2010

Dear Limited Partner:

Presidential Associates I Limited Partnership (the “Partnership”), through its managing general partner, Winthrop Financial Co., Inc., is seeking your affirmative consent to a liquidation opportunity as described more fully in the enclosed information statement.  The information statement contains detailed information concerning the proposed merger of the Partnership with ERI/Presidential Merger Sub Limited Partnership (“Merger Subsidiary”), an affiliate of Equity Resource Investments, LLC (“ERI”), pursuant to the terms of an Agreement and Plan of Merger, dated as of December 4, 2009, by and among ERI/Presidential LLC (“Parent”), Merger Subsidiary, the Partnership and the managing general partner.  Pursuant to the merger agreement, Merger Subsidiary will merge with and into the Partnership, with the Partnership being the surviving entity.  As a result, all limited partnership units will be owned by Parent, representing approximately 99% of the outstanding interests in the Partnership, and the general partners will continue to hold approximately 1% of the outstanding interests in the Partnership.

Our managing general partner, Winthrop Financial Co., Inc., and our associate general partner, Linnaeus-Phoenix Associates Limited Partnership (collectively, our “general partners”) have approved and consented to the merger and merger agreement.  The record date for the purpose of determining the limited partners entitled to receive notice of and to vote on the proposal is December 4, 2009.

Voting on the Proposal.  Enclosed for your consideration is the information statement and ballot to vote on the merger.  You may indicate whether or not you wish to vote “FOR” the merger and merger agreement on the ballot.  The affirmative vote of limited partners who own a majority of all outstanding units of limited partnership interest as of the record date is required to approve the merger and merger agreement.  Affiliates of ERI currently own an aggregate of 74.50 units representing 12.6% of the total outstanding units and they have all indicated that they will vote in favor of the proposal.  Affiliates of Linnaeus-Phoenix (which are not under the control of ERI) own an aggregate of 29.96 units representing 5.08% of the total outstanding units and have also indicated that they will vote in favor of the proposal.

Merger Consideration.  Each limited partnership interest will be converted into the right to receive $8,600 in cash without interest.  This amount represents the limited partners’ pro rata share of the Partnership’s current cash and cash equivalents, less current liabilities of the Partnership and less $1,800,000, which amount shall be retained by the Partnership to cover ongoing expenses and liabilities.  With this distribution, each unit of limited partnership interest will have received total cash distributions of approximately $115,791 over the life of the Partnership.

Tax benefits.  If the merger is approved and effected, it is estimated that holders who acquired their units in the Partnership’s initial offering will recognize a taxable loss of $13,373 per unit. $8,600 per unit of the capital loss recognized can be used to offset the gain associated with the cash payment from the merger, meaning that these holders will have no federal tax liability associated with their receipt of the merger consideration. In addition, the remaining capital loss can be used to offset either short-term or long-term capital gains from other investments. We urge all limited partners to consult their own tax advisors regarding the specific United States federal income tax consequences that may result from the merger in their individual circumstances as well as foreign, state, local and other tax consequences of the disposition of units of limited partnership interest in the merger.

Effect of Merger on Your Interests.  Pursuant to the merger agreement and as described in the information statement, at the effective time of the merger your interest as a limited partner in the Partnership will terminate and you will be entitled to receive $8,600 in cash as consideration.  Limited partners may have unused passive losses which may be used to offset any gain associated with the receipt of the merger consideration.  The merger is a “going-private” transaction, and after the merger, we will deregister with the SEC and will no longer be subject to SEC reporting obligations.

Reasons for the Merger.  In 2007, the property in which the Partnership had invested was sold.  Presently, the Partnership’s only significant asset is its cash and equivalents and there is no other expected income.  For the reasons outlined in the information statement, the managing general partner is not currently in a position to terminate the Partnership.  To accommodate limited partners seeking a liquidation of their investment, the managing general partner is proposing the merger, which will allow for the liquidation of each limited partner’s ownership interest in the Partnership.  In addition, we believe that the Partnership’s resources are being diverted by our SEC reporting obligations, without any significant benefit to our limited partners.

Fairness of the Cash Consideration. The managing general partner retained an independent valuation company, CAS Financial Advisory Services, referred to as CAS FAS, to analyze the Partnership and its assets, and to render an opinion concerning the fairness of the merger consideration payable to holders as a result of the merger.  CAS FAS has determined the consideration to be received, $8,600 per unit, to be fair from a financial perspective.  CAS FAS has rendered an opinion, which we refer to as the Fairness Opinion, that the merger consideration is fair to the holders from a financial point of view. Included in the $1,800,000 being retained by the Partnership following the merger, $200,000 is to reserve against potential liability relating to ongoing legal claims involving Presidential Towers, Ltd. and $170,000 is to reserve against potential liability relating to defaults by a small number of limited partners on their final capital contribution to the Partnership.  In addition, the approximately $350,000 that would otherwise be distributable to the General Partners on a liquidation will be held by the Partnership for working capital purposes with the remainder to be distributed at a later date.

The merger agreement is attached as Exhibit B to the information statement and a copy of may also be obtained, without charge, from Equity Resource Investments, LLC, 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138, Attention: Presidential, Telephone (877) 871-7445.  We urge you to read the merger agreement in its entirety as it contains all of the terms and provisions relating to the merger, in addition to the summary of the terms as set forth in the information statement.

Our managing general partner is controlled by an affiliate of ERI and our associate general partner is controlled by ERI/Presidential Manager LLC, also an affiliate of ERI.  ERI is the sole member of the manager of Parent, which, following the merger, will own all of the limited partnership interests representing approximately 99% of the Partnership.  As a result, our general partners have a conflict of interest with respect to the merger, and are therefore unable to make a recommendation as to whether or not limited partners should vote for the merger.  Each limited partner should make his, her or its own decision as to whether or not to vote for the merger based upon a number of individual factors, including but not limited to, financial position, the need or desire for liquidity, other financial opportunities that may be available, and tax position of the limited partner.

Under Maryland law, if the merger is completed, holders of units of limited partnership interests who do not vote in favor of the merger will have the right to seek appraisal of the fair value of their units of limited partnership interest as determined by a panel of three disinterested appraisers appointed by a court, but only if they file with the Partnership a written objection to the merger, not vote in favor of the merger, make a written demand for an appraisal and otherwise comply with applicable procedures under Maryland law.

Your vote is important.  Your ballot should be returned promptly, and in no event later than ________ __, 2010, the expiration date of this consent solicitation.  Such date may be extended from time to time in the sole discretion of the managing general partner.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE NOT REQUIRED TO SEND US A PROXY

We request that you vote on the enclosed ballot and return it to us by mail to Presidential Associations I Limited Partnership, 1280 Massachusetts Ave., 4th Floor Cambridge, MA 02138 or by fax to (617) 876-1716.  This consent solicitation will expire at 5:00 p.m., New York City time, _____________ __, 2010, unless such expiration date is extended by the managing general partner in its sole discretion.  All ballots received by ________ __, 2010 will be tabulated on ________ __, 2010, which will be the date of the consent if approval by a majority of the limited partnership units is obtained.

If you have any questions or require any assistance in completing and returning the enclosed ballot, please contact the Partnership at (877) 871-7445.  This information statement is being furnished by Presidential Associates I Limited Partnership, through its managing general partner and certain of its affiliates.  The principal executive office of the Partnership and these affiliates is located at 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138.

This information statement was first mailed to limited partners on or about _________, 2010.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE MERGER AND MERGER AGREEMENT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
C/O WINTHROP FINANCIAL CO., INC.
1280 MASSACHUSETTS AVE., 4TH FLOOR
CAMBRIDGE, MA 02138

INFORMATION STATEMENT FURNISHED IN CONNECTION WITH
THE SOLICITATION OF CONSENTS

SUMMARY TERM SHEET	1

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE BALLOT	6

SPECIAL FACTORS	10

Overview of the Transaction	10
Background of the Transaction	11
Reasons for the Transaction; Fairness of the Transaction	11
Fairness of the Merger	14
Fairness Opinion	17
Recommendation	23
Effects of the Transaction on the Partnership; Plans after the Merger Transaction	23
Effects of the Transaction for our Holders	26
Backup Withholding	27
FIRPTA Withholding	28

THE PROPOSAL	29

THE MERGER AGREEMENT	29

Consideration To Be Received By The Holders	29
Representations And Warranties of the Partnership And The Managing General Partner	29
Representations And Warranties Of Parent And Merger Subsidiary	30
Partnership Covenants	30
Conditions To The Merger	31
Regulatory Approvals	32
Termination Of The Merger Agreement	32
Amendments To The Merger Agreement	33
Efforts To Complete The Merger	33
Record Date; Voting Rights; Vote Required For Approval	33
Voting And Revocation Of Votes	34
Solicitation Of Votes; Expenses Of Solicitation	34
Source Of Funds And Transaction Expenses	35
Interests of Certain Person in the Merger Transaction	35
Appraisal Rights	36
Effective Time Of The Merger	37
Payment Of Merger Consideration And Delivery Of Transmittal Form	37

INFORMATION ABOUT THE PARTNERSHIP	39

IDENTITY AND BACKGROUND OF FILING PERSONS	41

FINANCIAL INFORMATION	43

MARKET PRICES OF LIMITED PARTNERSHIP UNITS	43

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44

LIMITED PARTNERS SHARING AN ADDRESS OR HOUSEHOLD	45

FORWARD LOOKING STATEMENTS	45

WHERE YOU CAN FIND MORE INFORMATION	45

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE	46

EXHIBIT A - PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP BALLOT	A-1

EXHIBIT B - AGREEMENT AND PLAN OF MERGER	B-1

EXHIBIT C - FAIRNESS OPINION	C-1

EXHIBIT D - APPRAISAL RIGHTS - TITLE 3, SUBTITLE 2, OF THE MARYLAND GENERAL CORPORATION LAW	D-1

EXHIBIT E - ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q FOR THE FISCAL QUARTERS ENDED MARCH 31, 2009, JUNE 30, 2009 AND SEPTEMBER 30, 2009	E-1

SUMMARY TERM SHEET

This summary term sheet provides an overview of material information from this information statement about the proposed merger of Presidential Associates I Limited Partnership with ERI/Presidential Merger Sub Limited Partnership, whereby all outstanding limited partnership interests would be converted into the right to receive a cash payment.  However, this summary term sheet is a summary only.  To better understand the merger and related transactions, we encourage you to read carefully this entire document and the documents to which it refers before submitting your ballot.

In this information statement, the terms “Partnership” “we,” “our,” “ours,” and “us” refer to Presidential Associates I Limited Partnership, a Maryland limited partnership, “Parent” refers to ERI/Presidential LLC, “Merger Subsidiary” refers to ERI/Presidential Merger Sub Limited Partnership and “ERI” refers to Equity Resource Investments, LLC. “Managing general partner” refers to Winthrop Financial Co., Inc., “associate general partner” refers to Linnaeus-Phoenix Associates Limited Partnership and “general partners” refers to both entities.  The term “merger” refers to the merger of the Merger Subsidiary with and into the Partnership pursuant to a certain Agreement and Plan of Merger dated as of December 4, 2009, which we refer to as the “merger agreement.”  The merger is designed to reduce the number of holders of limited partnership interests in the Partnership to below 300, which will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended.  “Holders” refers to our holders of record of our limited partnership interests and a “unit” refers to a unit of limited partnership interest in the Partnership.

About the Partnership (see page 35)

We were organized on October 20, 1983 as a Maryland limited partnership under the Maryland Revised Uniform Limited Partnership Act on for the purpose of investing in Presidential Towers Ltd., an Illinois limited partnership organized for the purpose of building, owning and operating a residential apartment complex in downtown Chicago, Illinois.

Our only business is investing as a limited partner in Presidential Towers Ltd.  Presently, we hold a 19.998% limited partnership interest in Presidential Towers Ltd.  In exchange for this interest, we made a capital contribution of $33,172,524.  Presidential Towers Ltd. made distributions to the Partnership during 2008 and 2007 of $1,679,832 and $65,393,460, respectively.  There were no distributions in 2009.

In 2007, Presidential Towers Ltd. sold its property in Chicago and distributed proceeds to its limited partners, including us as a limited partner, resulting in a cash distribution of $65,393,460 to the Partnership.  We have distributed to our limited partners the aggregate amount of $56,227,336, or $94,239.56 per unit for individuals and $98,032.69 per unit for non-individuals.  On February 27, 2008, we distributed cash proceeds to our limited partners the aggregate amount of $1,302,100, or $2,206.95 per unit.  Other than current cash reserves, we have no other significant assets or operating business.

As of December 4, 2009, there were approximately 485 limited partners holding 590 outstanding units.

The Merger and Merger Consideration (see page 25)

You are being requested to consent to the terms of the merger agreement pursuant to which:

•
Merger Subsidiary will be merged with and into the Partnership, with the Partnership being the surviving entity and Parent owning all of limited partnership interests in the Partnership, representing approximately 99% of the outstanding interests in the Partnership;

•
Each holder, including holders who are affiliates of ERI, will receive $8,600 of cash consideration in exchange for each outstanding unit.  This amount represents the holders’ pro rata share of our current cash and cash equivalents, less our current liabilities and less $1,800,000.  We will retain the $1,800,000 after the merger to cover ongoing expenses and liabilities of the Partnership, as discussed in greater detail below. With this distribution, each unit will have received total cash distributions over the life of the Partnership of approximately $115,791; and

•	Holders will, from and after the effective date of the merger, no longer have an interest in the Partnership.

Effect of the Merger (see page 19)

The merger is a “going private” transaction that will result in the Partnership becoming owned solely by its managing general partner, associate general partner and Parent, both of which are affiliates of ERI. As a result of the merger:

•	the Partnership will be owned by the Parent and the general partners, all affiliates of ERI;

•	the holders will no longer have any right to any future economic returns from the Partnership; and

•	the Partnership will no longer be required to file annual, quarterly, and current reports with the Securities and Exchange Commission, referred to as the SEC.

The General Partners’ Recommendation (see page 19)

Our general partners are unable to make a recommendation as to whether or not holders should approve the merger and merger agreement.  ERI controls Winthrop Financial Co., Inc., our managing general partner.  ERI also controls Linnaeus-Phoenix Associates Limited Partnership, our associate general partner, with respect to all matters relating our Partnership.  ERI is the sole member of the manager of Parent, which, following the merger, will own all of the limited partner interests in the Partnership, representing approximately a 99% ownership interest in the Partnership.  As a result, our general partners have a conflict of interest with respect to the merger, and are therefore unable to make a recommendation to our holders.  Our general partners have approved and consented to the merger and merger agreement.  In proposing the merger, our managing general partner and associate general partner considered a number of factors, including but not limited to the following:

•	the Partnership has no significant assets other than cash and cash equivalents and no other expected future income;

•
certain costs of the Partnership will increase, as the yearly management fee has been reinstated and the Partnership will become obligated to pay for the audits of Presidential Towers Ltd. to comply with the Partnership’s reporting obligations with the SEC;

•
the Partnership cannot currently be liquidated due to ongoing litigation involving Presidential Towers, Ltd.  Under Illinois law, the Partnership could be subject to future liability relating to the litigation;

•
the merger agreement and the merger will allow for a complete liquidation of each holder’s interest in the Partnership and the release of cash and cash equivalents currently being reserved by the Partnership;

•	there is no established trading market for the units and the payments provided by merger will likely result in a premium to the value that may be received for the units on the secondary market; and

•	the managing general partner believes that the consideration provided by the merger represents a reasonable estimate of the value of the units.

Record Date (see page 29)

Only holders of record at the close of business on December 4, 2009 are entitled to notice of and to vote on the merger agreement and the merger. On that date, there were 485 holders of record in the Partnership and 590 units of limited partnership interest in the Partnership outstanding.

Expiration of Voting Period (see page 30)

Holders of record on the record date must return their signed ballot by no later than 5:00 p.m. on ________ __, 2010 for their vote to be counted, unless the expiration date is extended by our managing general partner in its sole discretion.  If the expiration date is extended, we will send notice to each holder via U.S. mail at least one week before the new expiration date.

Vote Required for Approval (see page 27)

Under applicable Maryland law, the affirmative vote of limited partners holding a majority of the units, as well as the affirmative vote of the general partners of the Partnership, is required for the merger agreement and the merger to be approved.

Conditions to the Merger Agreement (see page 27)

The obligations of the parties to the merger agreement are subject only to the satisfaction or, if permitted, waiver of the following conditions:

•	approval by the affirmative vote of limited partners holding a majority of the limited partnership units of the Partnership as of the record date;

•
no temporary restraining order, injunction or other judgment or court order or statute, law, rule, or regulation may be in effect that prevents the completion of the merger, or that makes completing the merger illegal;

•	each party has performed in all material respects all agreements and covenants required to be performed or complied with by it under the merger agreement on or prior to the closing;

•	the representations and warranties of each party set forth in the merger agreement must be true and correct in all material respects;

•	each party must obtain all consents required to be obtained from governmental entities and third parties;

•	each party must deliver an executed officer’s certificates as required by the merger agreement; and

•	the Parent’s satisfaction that the merger and the payment of the merger consideration are conducted in material compliance with all applicable federal and state securities laws.

Termination of the Merger Agreement (see page 28)

The merger agreement may be terminated at any time prior to the effective time of the merger by the mutual written consent of the parties to the merger agreement; by either the Partnership or the managing general partner, on one hand, or Parent and Merger Subsidiary, on the other hand; upon the occurrence of certain events, including, without limitation, the failure to obtain any required government approval; a material breach by a party of any representation, warranty or covenant or other agreement contained in the merger agreement that is not cured within thirty days or if the consent sought in this information statement is not obtained by April 30, 2010; and; by Parent upon the taking of certain acts by the Partnership over the objection of Parent or the breach of the managing general partner and/or its affiliates of their solicitation covenant contained in the merger agreement.

Termination Fees (see page 28)

The merger agreement generally provides that each party will pay its own fees and expenses in connection with the merger agreement, whether or not the merger is completed. The merger agreement does not require the Partnership to pay a breakup fee to Parent should the merger agreement be terminated.

Fairness of the Going Private Transaction (see page 14)

We, our managing general partner, associate general partner and each person soliciting this information statement has conducted an evaluation of the merger and the merger consideration to be received by the holders, and reasonably believes that the merger is both substantively and procedurally fair to the unaffiliated holders of the Partnership.

Fairness Opinion (see page 10)

The managing general partner retained an independent valuation company, CAS Financial Advisory Services, referred to as CAS FAS, to analyze the Partnership and its assets, and to render an opinion concerning the fairness of the merger consideration payable to holders as a result of the merger.  CAS FAS has determined the consideration to be received, $8,600 per unit, to be fair from a financial perspective.  CAS FAS has rendered an opinion, which we refer to as the Fairness Opinion, that the merger consideration is fair to the holders from a financial point of view.

Appraisal Rights (see page 33)

Maryland law provides that, in connection with the adoption of the merger agreement and the approval of the merger, holders are entitled to appraisal rights.  Holders may elect to pursue their appraisal rights to receive the judicially-determined “fair value” of their units, which could be more or less than, or the same as, the per unit merger consideration for their units, but only if they comply with the procedures required under Maryland law. To qualify for these rights, you must, in accordance with applicable Maryland law procedures, (1) file with the Partnership a written objection to the merger, (2) not vote in favor of the merger, (3) make a written demand for appraisal and (4) otherwise comply with the Maryland law procedures for exercising appraisal rights. Each holder desiring to exercise appraisal rights should refer to Title 3, Subtitle 2, of the Maryland General Corporation Law, which is incorporated by reference in the Maryland Revised Uniform Limited Partnership Act, and a copy of which is attached as Exhibit D to this information statement, for a complete statement of their rights and the steps which must be followed in connection with the exercise of those rights. An executed ballot that is not marked “AGAINST” or “ABSTAIN” will be voted for the merger and will disqualify that holder from demanding appraisal rights.

Material U.S. Federal Income Tax Consequences (see page 21)

The receipt of cash in exchange for units surrendered pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. For U.S. federal income tax purposes, a holder generally will recognize taxable gain or loss as a result of the merger measured by the difference, if any, between the merger consideration received for such units and the holder’s adjusted tax basis in such units.  A limited partner who has unused passive losses will generally be allowed to deduct those losses in full upon the termination of the limited partner’s interest in the Partnership.  For additional information, please see “Material U.S> Federal Income Tax Consequences of the Merger” below.

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE BALLOT

Q: Why should I vote in favor of the merger agreement?

A: There are a number of reasons, including, but not limited to, the following:

•	the Partnership has no significant assets other than cash and cash equivalents and no other expected future income,

•
certain costs of the Partnership will increase, as the yearly management fee has been reinstated and the Partnership will become obligated to pay for the audits of Presidential Towers Ltd. to comply with the Partnership’s reporting obligations with the SEC,

•	the Partnership cannot currently be liquidated due to ongoing litigation involving Presidential Towers, Ltd.,

•	under Illinois law, the Partnership could be subject to future liability relating to the Presidential Towers litigation,

•
the merger agreement and the merger will allow for a complete liquidation of each holder’s interest in the Partnership and the release of cash and cash equivalents currently being reserved by the Partnership, and

•	there is no established trading market for the units and consideration received from the merger should result in a premium to recent prices quoted on the secondary market for units.

Q: What is the purpose and effects of the proposed merger?

A:  To accommodate limited partners seeking a liquidation of their investment, the managing general partner is proposing the merger, which will allow for the liquidation of each limited partner’s ownership interest in the Partnership.  As a result of certain ongoing litigation, the Partnership is presently not able to liquidate and it has no further operations.  The merger is also designed to reduce the number of holders of limited partnership interests in the Partnership to below 300, which will allow us to suspend our filing obligations under the Securities Exchange Act of 1934, as amended, and therefore reduce our costs.

Q: What is the proposed merger?

A:  Pursuant to the merger agreement, Parent will acquire all of the units pursuant to the merger of Merger Subsidiary, an affiliate of ERI and a direct wholly owned subsidiary of Parent, with and into the Partnership, with the Partnership continuing as the surviving entity.  After the merger, Parent will own all of the limited partnership interests in the Partnership, representing approximately 99% of interests in the Partnership, and our general partners will continue to hold approximately 1% of interest in the Partnership.

Q: What will the holders be  entitled to receive in the merger?

A: If the merger is completed, each outstanding unit, including units held by affiliates of ERI and by affiliates of Linnaeus-Phoenix, will be converted into the right to receive $8,600 in cash, without interest.

Q: How was the amount of the cash consideration arrived at?

A: The managing general partner retained an independent valuation company, CAS Financial Advisory Services, referred to as CAS FAS, to analyze the Partnership and its assets, and to render an opinion concerning the fairness of the merger consideration payable to holders as a result of the merger.  CAS FAS has determined the consideration to be received, $8,600 per unit, to be fair from a financial perspective.  CAS FAS has rendered an opinion, which we refer to as the Fairness Opinion, that the merger consideration is fair to the holders from a financial point of view. Included in the $1,800,000 being retained by the Partnership following the merger, $200,000 is to reserve against potential liability relating to ongoing legal claims involving Presidential Towers, Ltd. and $170,000 is to reserve against potential liability relating to defaults by a small number of limited partners on their final capital contribution to the Partnership.  In addition, the approximately $350,000 that would otherwise be distributable to the General Partners on a liquidation will be held by the Partnership for working capital purposes with the remainder to be distributed at a later date.

Q: What do the general partners of the Partnership recommend?

A: Our general partners are unable to make a recommendation as to whether or not holders should approve the merger and merger agreement.  Our managing general partner is controlled by ERI.  ERI also controls Linnaeus-Phoenix Associates Limited Partnership, our associate general partner, with respect to all matters concerning the Partnership.  ERI is the sole member of the manager of Parent, which, following the merger, will own all of the limited partnership interests in the Partnership. As a result, each of our general partners has a conflict of interest with respect to the merger, and is therefore unable to make a recommendation as to whether or not holders should vote for the merger.

Both our managing general partner and associate general partner have approved the merger and merger agreement.

Q: When do you expect the merger to be completed? Is the merger subject to the fulfillment of any conditions?

A: The merger is subject to the approval of the merger agreement and the merger by holders who hold a majority in interest of the outstanding units, which approval is being requested in this information statement, as well as other customary conditions for merger transactions which are detailed below.  See “The Merger Agreement-Conditions to the Merger” on page 27.  We expect to complete the merger as soon as practicable after the consent of the holders has been obtained.

Q: What are the U.S. federal income tax consequences of the merger to me?

A: The receipt of cash in exchange for your units will be a taxable transaction in which your tax liability may exceed the cash consideration paid to you.  If you are subject to income tax, your after-tax benefit or cost from the merger will be based on a number of factors, including your tax basis in your units and whether you have unused passive activity losses from the Partnership.  WE URGE YOU TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES THAT MAY RESULT FROM YOUR INDIVIDUAL CIRCUMSTANCES, AS WELL AS THE FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF THE DISPOSITION OF UNITS OF LIMITED PARTNERSHIP INTERESTS. See “Special Factors—Effects of the Transaction for our Holders - Material Federal Income Tax Consequences of the Merger” on page 23.

Q: What vote is required to adopt the merger agreement and approve the merger?

A: Under Maryland law, the consent of a majority of the outstanding limited partnership interests is required to approve the merger and merger agreement.  Our general partners have consented to the adoption of the merger agreement and the merger.  In addition, affiliates of ERI own, in the aggregate, approximately 12.6% of the outstanding units of limited partnership interest, which they have agreed to vote “FOR” the adoption of the merger agreement and the approval of the merger.  Affiliates of Linnaeus-Phoenix (which are not under the control of ERI) own, in the aggregate, approximately 5.08% of the outstanding units of limited partnership interest, and have indicated that they intend to vote “FOR” the adoption of the merger agreement and the approval of the merger.

Q: What will happen if the merger is not approved?

A: If less than a majority of the units vote “FOR” the approval of the merger agreement and the merger, the merger will not occur and each holder will continue to hold its interests in the Partnership.  In such an event, the managing general partner may explore alternate liquidation strategies, which may or may not be available, and even if available, may not be on terms and provisions acceptable to the managing general partner.

Q:  How is the merger transaction being financed?

A:  The merger transaction is being financed by the reserves held by the Partnership.  We estimate that the merger and the solicitation of consents will cost approximately $90,000, consisting of professional fees and other expenses payable by or related to the merger transaction.  We intend to pay for these expenses with working capital.  The managing general partner has attempted to balance the costs and benefits of reducing our expenses in transitioning to a non-reporting limited partnership while at the same time affording each holder the opportunity to receive most of their pro rata share of the Partnership’s current assets.  See “The Merger Agreement—Source of Funds and Transaction Expenses.”

Q:  Who is paying for the costs of the solicitation?

A:  The Partnership will bear all the costs in connection with the solicitation of the consent of the holders to approve the merger agreement and merger.  See “The Merger Agreement—Solicitation of Votes; Expenses of Solicitation.”

Q: What if I oppose the merger? Do I have appraisal rights?

A: Maryland law provides that, in connection with the merger, holders of units of limited partnership interest are entitled to appraisal rights. Holders may elect to pursue their appraisal rights to receive the judicially determined “fair value” of their units but only if they comply with applicable Maryland law procedures. Any holder exercising appraisal rights will receive the “fair value” of their units instead of the merger consideration. This amount could be more or less than, or the same as, the cash to be received  per unit as  merger consideration. To qualify for appraisal rights, you must, in accordance with applicable Maryland law procedures, (1) file with the Partnership a written objection to the merger, (2) not vote in favor of the merger, (3) make a written demand on the Partnership for appraisal and (4) otherwise comply with the Maryland law procedures for exercising appraisal rights. For a summary of these Maryland law procedures, see “The Merger Agreement—Appraisal Rights” on page 32. An executed ballot that is not marked “AGAINST” or “ABSTAIN” will be voted “FOR” adoption of the merger agreement and approval of the merger and will disqualify the limited partner submitting that ballot from demanding appraisal rights.

Q: What should I do now? How do I vote in favor of the merger agreement and the merger?

A: After you read and consider carefully the information contained in this information statement, please complete, sign and date your ballot and mail your signed ballot in the enclosed return envelope as soon as possible, but in no event later than ________ __, 2010.  Failure to return your ballot by ________ __, 2010, unless such expiration date is extended by the managing general partner, in its sole discretion, will have the same effect as a vote against the adoption of the merger agreement and approval of the merger. See “The Merger Agreement—Voting and Revocation of Votes” on page 30.

Q: What is the latest date on which I can vote on the merger agreement and merger?

A: Unless extended by the managing general partner in its sole discretion, all votes must be received no later than 5:00 p.m. New York City time on ________ __, 2010 in order to be considered in determining the outcome of the proposal to adopt the merger agreement and approve the merger.  If the expiration date is extended, we will send notice to each holder via U.S. mail at least one week before the new expiration date.

Q: May I revoke my vote after I have mailed my signed ballot?

A: Yes, you may revoke your vote at any time before 5:00 p.m. New York City time on ________ __, 2010, unless such expiration date is extended by our managing general partner in its sole discretion. If the expiration date is extended, you may change your vote at anytime prior to the new expiration date.  You  may change your vote by completing and submitting a new, later dated ballot to the Partnership prior to 5:00 p.m. New York City time on ________ __, 2010, unless such expiration date is extended by the managing general partner in its sole discretion. See “The Merger Agreement—Voting and Revocation of Votes” on page 30.

Q: Who can help answer my other questions?

A: If you have more questions about the merger agreement and merger, or need an additional ballot, you should contact the managing general partner at 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138, Attention: Presidential, Telephone (877) 871-7445.

SPECIAL FACTORS

Overview of the Transaction

The Partnership, through its managing general partner, Winthrop Financial Co., Inc., is seeking your affirmative consent to the approval and adoption of the merger agreement and merger which will provide for a liquidation opportunity as described more fully in this information statement. This information statement contains detailed information concerning the proposed merger of the Partnership with Merger Subsidiary, an affiliate of ERI, pursuant to the terms of an Agreement and Plan of Merger, dated as of December 4, 2009, by and among Parent, Merger Subsidiary, the Partnership and our general partners, as such merger agreement may be amended from time to time.  Pursuant to the merger agreement, Merger Subsidiary will merge with and into the Partnership, with the Partnership being the surviving entity.  As a result, Parent will own all of the limited partnership interests in the Partnership, representing approximately 99% of interests in the Partnership, and the general partners will continue to hold approximately 1% of interest in the Partnership.

In 2007, the property in which the Partnership had invested was sold.  As a result of the sale, our holders received distributions totaling $100,240 per unit that they owned. As of the date of this information statement, the Partnership’s only significant asset is its cash and equivalents. For the reasons outlined in this information statement, the managing general partner is not currently in a position to terminate the Partnership. To accommodate holders seeking a liquidation of their investment, the managing general partner is proposing the merger, which will allow for the termination of each limited partner’s ownership interest in the Partnership in exchange for a cash payment.

Pursuant to the merger agreement and as described in more detail herein, at the effective time of the merger:

•      Your Partnership Interest Will Terminate.  Following the merger, your units of limited partnership interest will represent only the right to receive the merger consideration and you will no longer have an interest in the Partnership. We expect that each holder will receive a final K-1 for fiscal year 2009 and 2010 and thereafter will have no further filing obligations with respect to their interest in the Partnership, other than filing a tax return for 2009 and 2010.

•      You will receive a cash payment of $8,600.  Each outstanding unit, including units held by affiliates of ERI and affiliates of Linnaeus-Phoenix, will be converted into the right to receive $8,600 in cash without interest. This amount represents the holders’ pro rata share of the Partnership’s current cash and cash equivalents, less current liabilities of the Partnership and less $1,800,000, which amount shall be retained by the Partnership following the close of the merger to cover ongoing expenses and liabilities of the Partnership. With this distribution, each unit will have received total cash distributions of approximately $115,791 over the life of the Partnership.

•      You may receive certain tax benefits.  If the merger is approved and effected, it is estimated that holders who acquired their units in the Partnership’s initial offering will recognize a taxable loss of $13,373 per unit. $8,600 per unit of the capital loss recognized can be used to offset the gain associated with the cash payment from the merger, meaning that these holders will have no federal tax liability associated with their receipt of the merger consideration. In addition, the remaining capital loss can be used to offset either short-term or long-term capital gains from other investments. Holders who do not have other capital gains may use the capital loss to offset the capital gain.

Background of the Transaction

In 2007, the property in which we had invested was sold and the proceeds were distributed to the holders.  In February 2009, the managing general partner determined that we were not in a position to terminate the Partnership despite the fact that our only significant asset are our cash and cash equivalents and we have no other expected future income.  At that time, the managing general partner began to consider alternate liquidation strategies for our holders. A determination was made that a merger that allowed for the release of the majority of the Partnership’s cash and cash equivalents to the holders was the most efficient liquidation strategy.  The managing general partner analyzed the fairness of a going private transaction from both a substantive and procedural point of view and commissioned CAS Financial Advisory Services, referred to as CAS FAS, to prepare a fairness opinion as to the payments the holders would receive as a result of the merger.  Based on its own analysis and on CAS FAS’ determination, the managing general partner began preparing a merger agreement to formalize the transaction. On December 4, 2009, the Partnership, Parent and Merger Subsidiary entered into the Merger Agreement.

Reasons for the Transaction; Fairness of the Transaction

In proposing the merger, the managing general partner considered a number of factors, including but not limited to the following:

•      The Partnership has no significant assets other than cash and cash equivalents. The Partnership was originally formed to invest as a limited partner in Presidential Towers Ltd., an Illinois limited partnership organized for the purpose of building, owning and operating a residential apartment complex in downtown Chicago, Illinois.  On March 7, 2007, Presidential Towers Ltd. entered into an agreement to sell the Chicago property. The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership. The managing general partner reserved $5,000,000 of this amount to cover potential liabilities. After repayment of debt and expenses incurred by us in connection with the sale, and costs and fees payable to us in connection with the transaction, we  distributed cash proceeds to our holders in the aggregate amount of $56,227,336, or $98,032 per unit, less Illinois tax withholding requirements applicable to individuals. On January 24, 2008, we received an additional distribution from Presidential Towers Ltd. of $1,679,832. On February 27, 2008, we distributed cash proceeds to our holders in the aggregate amount of $1,302,100, or $2,206.95 per unit.  In 2009, we have not received any distribution from Presidential Towers Ltd., nor made any payments to our holders.

As of June 30, 2009, we had cash and cash equivalents of $6,915,444, or $11,135 per unit. The cash and cash equivalents represent our only significant assets.  We are not expecting to receive any further distributions from Presidential Towers Ltd.  Any future distributions to our limited partners would be paid from the reserves.  If the merger is consummated, $5,074,000, or $8,600 per unit, will be distributed to our holders.  When combined with previous distributions of sale proceeds, our holders will have received total sale proceeds and merger consideration of $108,840 per unit.  This amount is in excess of the $102,240 per unit of estimated distributable sale proceeds presented by us in our April 30, 2007 letter to holders.

•      We cannot currently be liquidated due to ongoing litigation. The Chicago property is currently subject to three separate lawsuits.  The general partner of Presidential Towers Ltd. has indicated that it will not terminate Presidential Towers Ltd. until each of the lawsuits is resolved.  Accordingly, we will continue to own an interest in Presidential Towers Ltd. for an indeterminate amount of time and cannot currently terminate the Partnership.

Details of the pending lawsuits are as follows:

On August 23, 2008, David Olshansky filed a compliant (Case No. 08L007803) relating to an injury sustained on the Property in the Circuit Court of Cook County, Illinois against several defendants, including Presidential Towers Ltd.

On February 20, 2008, a third amended class action complaint (Case No. 07CH05712) relating to a bedbug infestation at the Project was filed in the Circuit Court of Cook County, Illinois against several defendants, including Presidential Towers Ltd.

On October 28, 2008, a class action lawsuit (Case No. 08CH40568) relating to the treatment of security deposits was filed in the Circuit Court of Cook County, Illinois against several defendants, including PT Chicago, LLC, the entity that acquired the Project from  Presidential Towers Ltd. in 2007.  Though Presidential Towers Ltd. is not a party to the lawsuit, the acts giving rise to the suit occurred while Presidential Towers Ltd. owned the Project.  Presidential Towers Ltd. is subject to agreements relating to the sale of the Project that require it to indemnify PT Chicago against certain claims relating to events that occurred prior to PT Chicago’s acquisition of the Project.

Until a termination of the Partnership occurs, costs relating to accounting fees, administrative expenses and professional fees will continue to be incurred.  A portion of the reserves being retained by the Partnership following the merger will be used to fund ongoing costs associated with the management of the Partnership.  In 2008, these fees and expenses, both paid and accrued, totaled $103,920.  If the current structure were to remain in place, accounting and administrative fees going forward would likely increase because, going forward, we will be obligated to obtain and pay for audits of Presidential Towers Ltd.’s financial statements in addition to our own in order to meet our annual reporting requirements with the SEC.  We believe that the continued public ownership of the Partnership will place a strain on our financial resources without any significant resulting benefit.  In addition, going forward, our managing general partner intends to institute an annual asset management fee of $125,000.  In 1995, under the terms of a restructuring of the Partnership, the managing general partner had agreed to waive its then annual investor services fee of $125,000.  In exchange for waiving this fee, the managing general partner received from Presidential Towers Ltd., on an annual basis, ten percent of the management fee earned by the manager of the Chicago property. As a result of the sale of the Property, this fee has ended and our managing general partner has not received compensation under this arrangement since 2007.

•      We may be subject to claims relating to limited partnership interests held by limited partners who defaulted on their original capital contribution obligation. Five limited partners owning, in the aggregate, five units of the limited partnership have failed to pay certain installment payments due on their capital contribution to the Partnership. As a result, these limited partners are deemed to be in default under the terms of our Amended and Restated Limited Partnership Agreement and Certificate of Limited Partnership. As a result, we are entitled to accrue interest on the installments defaulted upon at a rate of 18% per annum.  Although we have not successfully collected the interest and principal due from the defaulting limited partners, it was withheld from the distributions of sale proceeds for these limited partners, applying distributable amounts against the accrued interest on the installments.  The amount of distributions withheld from the defaulting limited partners totaled $460,163 as of December 31, 2008.  Although our managing general partner believes that applying the distributable amount against the interest accrued on the defaulted amount is the correct procedure under our partnership agreement, a final determination has not been made. Accordingly, we believe that a certain amount should be reserved to address potential future liability relating to the defaulting limited partners.

The managing general partner has considered these amounts when determining the appropriate reserve for the Partnership to maintain following the close of the merger.

•      We could be subject to future liability given the indemnification of our general partners.  While the Partnership is structured in such a way as to provide its limited partners with limited liability, the general partners are subject to general liability. To protect our general partners against loss associated with this general liability, we have agreed, pursuant to the terms of our partnership agreement, to indemnify our general partners for any acts which the general partner reasonably believed were performed by them within the scope of the authority conferred upon them by the our partnership agreement. Though our managing general partner is not currently aware of any significant liability issues that would trigger indemnification, including issues relating to the operation and/or sale of the Chicago property, the managing general partner believes that it is prudent to maintain a cash reserve to address potential liabilities for as long as we continue in existence.  A portion of the reserves that will be retained by the Partnership following the merger will be held for this purpose.  As a percentage of the total distributions made to the Partnership by Presidential Towers Ltd. as a result of the sale of the Chicago property, the retained reserves represent 0.2% of the total amount distributed.  We believe that this amount represents a reasonable reserve against future liabilities. To the extent that the retained reserves are in excess of future liabilities, Parent, as the sole limited partner of the Partnership following the merger, will ultimately be the beneficiary of any excess reserves.

•      Our general partners are entitled to their proportionate share of our distributable assets.  With our most recent distribution, we returned to the holders’ all of their original capital contribution to the Partnership, which was $100,000 per unit.  Under the Partnership’s partnership agreement, following the return of the holders’ original capital contribution, the general partners are entitled to receive, in the aggregate, 5% of all distributions other than distributions generated from Partnership cash flow (i.e. sale and or refinancing proceeds and referred to herein as “non-cash flow”).  Based on the Partners’ equity of approximately $6,600,000 as of June 30, 2009, 5% of all non-cash flow distributions would be approximately $330,000.  Because the general partnership interest will remain outstanding following the merger, the general partners are not entitled to receive a pro rata share of the merger consideration.  If the merger agreement had been structured so that the general partners’ interest in the Partnership terminated, it would have received approximately $330,000.  This amount was included when calculating the payments to the holders as consideration in the merger and will be reserved by the Partnership for the general partners.

•      The merger agreement and the merger will allow for a complete liquidation of each holder’s interest in the Partnership.  Given the ongoing litigation involving Presidential Towers Ltd. and the Chicago property, the managing general partner is not currently in position to terminate the Partnership.  Until a termination occurs, holders will continue to be partners in the Partnership and will be subject to federal and state income tax reporting requirements.  Opportunities to liquidate units are limited because the units represent non-controlling, illiquid investments that are not listed or traded on any national securities exchange.  Though privately negotiated sales of the units do occur, through intermediaries and through registered and non-registered tender offers, because our only significant asset is cash and cash equivalents, secondary buyers of units generally apply steep illiquidity discounts to the price of the units.  As a result, the managing general partner believes that sale opportunities at prices equivalent to the payments to be received as a result of the merger are unlikely.  Reported trading prices for units over the previous twelve months averaged $2,000 per unit. There have been a total of twenty-one units traded over that period, representing less than 3% of our outstanding units.

•      The consideration to be received represents a reasonable estimate of the value of units. The managing general partner has analyzed our assets and, in reviewing the considerations discussed above, believes that the payment of $8,600 per unit is reasonable. The managing general partner retained an independent valuation company, CAS FAS, to analyze the Partnership and its assets, and to render an opinion concerning the fairness of the merger consideration payable to the holder as a result of the merger.  CAS FAS has analyzed the value of the units and has rendered their opinion, which we refer to as the Fairness Opinion, that the merger consideration is fair to the holders from a financial point of view.  A copy of the Fairness Opinion is attached as Exhibit C to this information statement.

In the course of determining whether to enter into the merger agreement, the general partners considered the fact that the holders, depending on the result of the litigation and the extent to which the retained reserves are required to fund future costs and liabilities, might ultimately realize more value by maintaining their interest in the Partnership. However, when weighing these potential negative factors against the positive factors described above, the general partner determined that the merger agreement and the merger represent the most efficient, most cost-effective approach to liquidate the limited partnership interests in the Partnership, which at this time is in the best interests of the Partnership and its holders.

The preceding information regarding the positive and negative factors considered by the general partners is not, and is not intended to be, exhaustive. Moreover, in view of the wide variety of factors and the quality and amount of information considered in connection with the evaluation of the merger, the general partners did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching their determination.

Fairness of the Transaction

The Partnership, our general partners and each of ERI/Presidential LLC, ERI/Presidential Merger Sub Limited Partnership, ERI/WIN GP, LLC, ERF Manager LLC, Equity Resource Fund XXIV, LLC, ERF Fund XXIV GP LLC, Equity Resource Investments, LLC, and Andrew Prague as an officer of the Partnership, Eggert Dagbjartsson and Victor J. Paci, as the officers and directors of the managing general partner and the managing members of Equity Resource Investments, LLC and ERF Fund XXIV GP LLC (collectively, the “Partnership Affiliates”) all reasonably believe that the merger and merger agreement are both substantively and procedurally fair to the unaffiliated limited partners of the Partnership.

In concluding that the terms and conditions of the merger and merger agreement are substantively fair to unaffiliated holders, the general partners and the Partnership Affiliates considered a number of factors.  In their consideration of both the procedural and substantive fairness of the transaction, the general partners and Partnership Affiliates considered the potential effect of the transaction as it relates to all holders generally, as well as to the unaffiliated holders specifically.  Because the merger will affect affiliated holders and unaffiliated holders the same as all holders will receive the same consideration, the general partners and Partnership Affiliates considered the relative fairness and the potential effects of the reclassification transaction to the all holders.

Substantive Fairness

The factors the general partners and Partnership Affiliates considered positive for the unaffiliated holders include the following:

•	The price to be paid for each unit of limited partnership interest represents a 330% increase over the average price paid for units in the past 12 months, or $2,000 per unit.

•
The reserves being retained by the Partnership following the merger are, as a percentage of the Partnership’s total current assets, significantly less than the illiquidity discount generally applied by secondary purchasers of units in pricing those interests.  In the managing general partner’s opinion, but for the merger, any holder (either affiliated or unaffiliated) would likely be unable to command such a premium over the market price for their unit given uncertainties relating to the timing of the termination and liquidation of the Partnership.

•
Historically there has been, and currently there is no, established public trading market for the units.   Trading in units occurs in a highly illiquid, thinly-traded market, is sporadic and occurs solely through private transactions.  If the merger is not consummated, holders may have no other ability to liquidate their investment in the Partnership.

•
Even though the merger consideration is less than the Partnership's current cash and cash equivalent per unit, if the Partnership is not liquidated in the next five years, the amount of cash and cash equivalent per unit would likely be less than the current proposed merger consideration.  In the case of a liquidation occurring earlier than year five and depending on the assumptions used, the present value of the amount that a limited partner would receive on a future liquidation may be less than the current proposed merger consideration.

•
The consideration that may be received in an alternative transaction would not necessarily result in consideration per limited partnership interest higher than the current proposed merger consideration.  In addition, in the managing general partner's opinion, the likelihood of consummating an alternative transaction is lower than the likelihood of consummating the merger.  See "Fairness of the Transaction - Alternative Transactions" for description of the alternative transactions considered by Partnership.

The general partners and Partnership Affiliates are aware of, and considered, the impact of certain potentially countervailing factors on the substantive fairness of the merger to the unaffiliated holders.  These countervailing factors included:

•	Upon the consummation of the merger, unaffiliated holders will no longer have an interest in the Partnership and will have no further rights or control with respect to the assets of the Partnership

•
The aggregate amount of the consideration received by an unaffiliated holder as a result of the merger is less than the Partnership’s current cash and cash equivalents.  However, the general partner believes that the reserves being retained by the Partnership represent a reasonable reserve against potential future costs and liabilities relating to the Partnership.  The current cash and cash equivalent per unit of limited partnership interest is $11,135 as of June 30, 2009, which represents the Partnership’s only significant asset and the Partnership has  no other incoming producing assets.

•
If the ongoing litigation is settled quickly allowing the Partnership to dissolve by its terms, the holders may be entitled to receive a greater consideration for their limited partnership interests than if the merger is consummated.  However, the managing general partner assessed the likelihood of the litigation settling quickly and has determined that the litigation will more likely than not continue and prevent the liquidation of the Partnership in the near future.

None of the Partnership, the managing general partner, associate general partner and Partnership Affiliates are aware of any firm offers to purchase the Partnership, or the assets of the Partnership through any form of transaction in the past two years.

Our managing general partner engaged the professional services of an independent real estate valuation company, CAS Financial Advisory Services, Inc., to render an opinion regarding the fairness of the merger to the holders.  The Fairness Opinion concludes that the merger consideration of $8,600 per unit is fair from a financial perspective.  See “Fairness Opinion” below for a description of the methodology used to arrive at conclusion for the Fairness Opinion.  The Partnership, the managing general partner, associate general partner and the Partnership Affiliates considered this opinion when making their determination that the merger consideration is substantively fair to the unaffiliated holders.

Based on the foregoing factors and considerations, each of the Partnership, the managing general partner, associate general partner and the Partnership Affiliates believe that the merger consideration is substantively fair to the unaffiliated holders.  When making this determination, no particular weight was assigned to any factor.

Procedural Fairness

The Partnership, our general partners and each of the Partnership Affiliates believe that the merger is procedurally fair to the unaffiliated holders.  Each holder, both affiliated and unaffiliated, will have the opportunity to vote to approve or reject the merger agreement and the merger.  For those holders that do not consent to the merger agreement and merger, Maryland law provides appraisal rights to those dissenting holders.

Going private transactions are sometimes structured to accord certain heightened procedural protections to the security holders of the issuer who will be cashed out as a result of the transaction.  These protections might include retaining an independent third party to represent the interests of the security holders, requiring the approval of a majority of the security holders or non-affiliated securityholders in order to consummate the transaction, or providing an appraisal remedy to any of the security holders who believe the amount to be paid for their securities is inadequate.

Maryland law requires the approval of a majority of the outstanding interests of the limited partners to approve the merger.  The merger has been structured so that all of our holders will have an opportunity to utilize the appraisal rights provided by Maryland law if desired.

Obtaining of the approval of a majority of the outstanding limited partnership interests is also a closing condition in the merger agreement.  Affiliates of ERI currently own an aggregate of 74.50 units representing 12.6% of the total outstanding units and they have all indicated that they will vote in favor of the proposal.  Affiliates of Linnaeus-Phoenix (which are not under the control of ERI) own an aggregate of 29.96 units representing 5.08% of the total outstanding units and have also indicated that they will vote in favor of the proposal.  As a result, the affiliated holders do not hold the requisite percentage of limited partnership interests to approve the merger.  In order to approve the merger, unaffiliated holders representing approximately 38% of the limited partnership interests (including affiliates of Linnaeus-Phoenix) will have to affirmatively vote “FOR” the adoption of the merger agreement and approval of the merger.

Unaffiliated holders will not be afforded any other heightened procedural protection, such as obtaining an unaffiliated third party to represent the limited partners in the merger discussions or requiring that the transaction be approved by the majority of the unaffiliated securityholders.  Nevertheless, the Partnership, the managing general partner, the associate general partner and the Partnership Affiliates believe that the merger agreement and merger, and the resulting going private transaction, is procedurally fair to the unaffiliated holders.

The transaction is being conducted in compliance with the Partnership Agreement and applicable federal and state securities laws.  The partnership agreement does not require the approval of the limited partnership for the Partnership to enter into the merger agreement.  Moreover, the remedies afforded to the holders will allow our holders to seek the assistance of the Maryland law if the holder believes that the payment to be received for its units is inadequate.

Certain countervailing factors were also considered, such as unknown timing of the resolution of the ongoing litigation and potential dissolution of the Partnership’s interests in Presidential Towers Ltd. and the uncertainty of the amount of the needed reserves for the Partnership.  However, the Partnership, the managing general partner, the associate general partner and the each of the Partnership Affiliates believe that the foregoing potentially countervailing factors did not, individually or in the aggregate, outweigh the procedural fairness of the merger and merger agreement to the holders, and the foregoing factors were outweighed by the procedural safeguards previously described.

Alternative Transactions

We, our general partners and each of the Partnership Affiliates did consider and explore alternative methods that would result in the Partnership becoming a non-reporting SEC company, each of which was determined to be impractical, more expensive, more time-consuming or potentially ineffective in achieving our goals in an efficient manner.  In particular, two other alternative methods to provide an opportunity for the limited partners to efficiently liquidate their investment in the Partnership were explored.

The first alternative method considered was the establishment of a liquidating trust.  This process would include approving a plan of liquidation and establishing a liquidating trust, whereby the Partnership would be dissolved and its remaining assets and liability of the Partnership would be transferred to a liquidating trust.  Each current partner’s interest in the Partnership would cease and each partner would receive its pro rata interest in the liquidating trust.  However, the general partners determined that in order to establish the liquidating trust, a much greater percentage of the Partnership’s current assets would be required to be place in the liquidating trust, thereby decreasing the amount of consideration to be received for each limited partnership interest as a result of the dissolution.  In addition, the current partners would still retain an “illiquid” interest in an entity, namely the interest in the liquidating trust.  Finally, the liquidating trust would have approximately 485 interest holders and as a result, would likely be subject to the reporting requirements of the SEC.  The general partners determined that the illiquid nature of an interest in the trust, the possibility of ongoing reporting requirements of the SEC by the liquidating trust, and the amount that may be received by the limited partners for the dissolution was not as beneficial to the limited partners as consummating the merger.

The other alternative transaction considered was an issuer tender offer for the limited partnership interests.  However, given typical pricing and standard discounts for illiquid partnership interests, an issuer tender would likely have been at a price significantly less than $8,600 per limited partnership unit with no certainty that the tender would have allowed the Partnership to cease being a non-reporting SEC company. Given these factors, the general partners determined that an issuer tender offer was not as beneficial to the limited partners as consummating the merger.

Fairness Opinion

In April 2009, the managing general partner retained CAS Financial Advisory Services (CAS FAS) to analyze the value of the units and render a Fairness Opinion with respect to the merger.  CAS FAS (formerly Recap Advisors) is a Boston-based firm founded in 1989 that has specific expertise in the structured finance and asset management of residential real estate assets.  CAS FAS and its predecessors have advised on transactions for over 780 properties with a total value in excess of $2.7 billion and have completed capital needs assessments on 6,000 properties with a total of $47 billion in capital needs replacement value.  In addition, CAS FAS currently has approximately $4 billion in real estate related assets under management.  We selected CAS FAS based on its residential real estate expertise as well as its specific experience in valuing limit partnership interests, an expertise that is unique when compared to other firms offering advisory and valuation services for residential real estate.  We paid CAS FAS $45,000 in connection with the work rendered by CAS FAS with respect to the Fairness Opinion.  We also entered into a letter agreement with CAS FAS that details, among other things, the scope of services to be provide by CAS FAS and the materials required by CAS FAS in order to complete the Fairness Opinion.

CAS FAS has no present or contemplated future interest in the assets that are the subject of the Fairness Opinion, and neither their employment nor their compensation was contingent upon the conclusions reached or the values estimated.  There are no other relationships between CAS FAS and the Partnership,  the managing general partner or any Partnership Affiliate.

A copy of the Fairness Opinion is included as Exhibit C to this information statement.  A copy of the full Fairness Opinion, with all supporting exhibits and information about CAS FAS is available from us without charge upon request.

The Fairness Opinion represents only the informed opinion of CAS FAS and is not necessarily indicative of the price a third party might offer for the units now or in the future. The following is a summary of the report by CAS FAS, and the factors and analysis that CAS FAS deemed material in reaching its conclusions on June 30, 2009.

Summary of Financial Analysis Performed by CAS Financial Advisory Services

To assess the fairness of the Merger, CAS Financial Advisory Services assessed the financial benefit of dissolving the Partnership, referred to as the Value of Cessation, relative to the Partnership’s expected operations absent the merger.  For the merger to be considered fair, the consideration received by the holders should fairly divide the Value of Cessation while also providing sufficiently for the risks assumed by the general partners as a result of the merger.

To assess the fairness of the proposed consideration to be offered to each holder, CAS FAS adopted the following methodology:

1. 2. 3. 4. 5.
Assess the Value of Cessation of continued operation of the Partnership now relative to the dissolution of the Partnership when circumstances permit.

Evaluate the fair distribution of the Value of Cessation relative to the risks and costs.

Allocate reserves against known risks.

Evaluate the remainder available for distribution to the limited partners.

Perform a sensitivity analysis around the uncertain timing of the Partnership’s dissolution.

Ownership Structure of the Partnership

CAS FAS reviewed the ownership structure of the Partnership and found that certain economically dysfunctional features are present.

The Partnership owns no income-producing assets.  The Partnership continues to pay substantial operating costs for SEC filings, audits, and similar related expenses.  These obligations will continue until the Partnership either dissolves or ends operations as an SEC reporting entity.  In addition, the managing general partner intends to reinstate the annual asset management fee of $125,000 going forward.  The costs are therefore reflected in CAS FAS’ financial model, to be paid from reserves.

CAS FAS understands from the managing general partner that the Partnership cannot dissolve as long as it continues to own the limited partner interest in Presidential Towers Ltd.  Currently, Presidential Towers Ltd. is subject to pending litigation, as further discussed below.  As a result, the Partnership’s existence is entirely dependent upon the resolution of the issues at Presidential Towers Ltd.

The Partnership has no assets apart from the reserves and has no expectation of future sources of income.  Any future distributions to the limited partners would come from the reserves presently held by the Partnership.  The general partners have ongoing exposure to the litigation and other potential matters arising from their role as the general partner of the Partnership.  The Partnership indemnifies its general partners, but those indemnities are supported only by the Partnership reserves.  The “Partnership Operations” Table below contains the expected costs of the Partnership for each of the next ten years.

Remaining Assets and Liabilities

CAS FAS reviewed the remaining assets and obligations of the Partnership as stated in its financial statements.  Although the Partnership no longer owns interests in real estate, it still has remaining assets and obligations.

The Partnership’s sole remaining asset is a reserve retained from the sale of the Chicago Property by Presidential Towers Ltd.  The balance was $6,986,406, held in cash and cash equivalents, as of March 31, 2009.  CAS FAS was informed by the managing general partner that it expects no further distributions from Presidential Towers Ltd.

CAS FAS reviewed the outstanding obligations of the Partnership as stated in its filings with the SEC, and found that Presidential Towers Ltd. is defending against several ongoing legal claims. CAS FAS understands from the managing general partner that Presidential Towers Ltd. cannot dissolve until these matters are resolved, which in turn prevents the Partnership from dissolving.  CAS FAS understands from the managing general partner that Presidential Towers Ltd. has provided no information on the status or likely resolution of litigation.  Absent better information, CAS FAS recognizes that the litigation, like any litigation, potentially could extend for many years, consuming substantial resources solely for defensive legal services.

The financial statements of Presidential Towers Ltd. report that it holds a reserve of $1 million against the ongoing legal claims.  Absent better information, CAS FAS sized a reserve of $200,000 for the Partnership, corresponding to its 20% ownership interest in the Presidential Towers Ltd.

CAS FAS also learned that there is an unresolved potential liability over a default by a small number of limited partners on their final capital contribution to the Partnership.  CAS FAS, based on information provided by the managing general partner, estimated the expected cost of this potential obligation at $170,000, recognizing that the actual cost could be higher or lower.

Assessment of the Value of Cessation

Absent the merger, the Partnership would continue to exist, continue to incur expenses and would only dissolve and distribute any funds when Presidential Towers Ltd. allowed.  The table below sets forth the assumptions and calculations regarding the increasing expenses of the Partnership over the next ten years if the Partnership did not dissolve and the Partnership otherwise remained a SEC reporting entity:

Partnership Operations
Trend	3%
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	1	2	3	4	5	6	7	8	9	10
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Audit - operating tier	35,000	36,050	37,132	38,245	39,393	40,575	41,792	43,046	44,337	45,667
Upper-tier expenses	103,920	107,038	110,249	113,556	116,963	120,472	124,086	127,808	131,643	135,592
Asset management fee	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Reimbursement from operating tier	0	0	0	0	0	0	0	0	0	0
Total	263,920	268,088	272,380	276,802	281,356	286,046	290,878	295,854	300,980	306,259

The Value of Cessation is the value of ending the Partnership’s costly operation as a SEC reporting entity and distributing its reserves now, rather than continuing to a point in the future.  The farther in the future the Partnership’s dissolution is expected to occur, the greater the Value of Cessation, because the Partnership would avoid additional operating costs for a longer period of time.  The table below demonstrates, based on the expenses in the “Partnership Operations” Table above, how the Value of Cessation increases for each additional year the Partnership is expected to continue.

Value of Cessation
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	1	2	3	4	5	6	7	8	9	10
Year of Trajectory Dissolution	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Starting balance	6,915,444	6,755,256	6,588,497	6,414,944	6,234,367	6,046,526	5,851,178	5,648,068	5,436,935	5,217,509
Less expenses	(263,920)	(268,088)	(272,380)	(276,802)	(281,356)	(286,046)	(290,878)	(295,854)	(300,980)	(306,259)
Plus interest 2%	103,732	101,329	98,827	96,224	93,515	90,698	87,768	84,721	81,554	78,263
Ending balance	6,755,256	6,588,497	6,414,944	6,234,367	6,046,526	5,851,178	5,648,068	5,436,935	5,217,509	4,989,513
Discount factor 9%	1.00	1.09	1.19	1.30	1.41	1.54	1.68	1.83	1.99	2.17
Present value	6,755,256	6,044,493	5,399,330	4,814,075	4,283,512	3,802,864	3,367,758	2,974,190	2,618,492	2,297,310

Value of Cessation	160,188	870,951	1,516,114	2,101,369	2,631,932	3,112,580	3,547,686	3,941,254	4,296,952	4,618,134

The Value of Cessation assumes the time value of money, whereby releasing reserves now is more valuable to the limited partners than releasing the reserves in the future. To represent this value, CAS FAS followed a common valuation practice of selecting a base rate that can be estimated from market indicators and then adjusting that rate for specific features of the investment.

To select the base rate, CAS FAS began with the premise that the alternative investment to a limited partnership would be shares in a real estate investment trust, sometimes referred to as a REIT.  Although the Partnership and Presidential Towers Ltd. no longer invest in real estate, real estate investment risks, notably litigation from dissatisfied tenants, currently prevent Presidential Towers Ltd. and the Partnership from dissolving.  As a result, CAS FAS neither added a premium to reflect the inferiority of the Partnership to a REIT nor subtracted to reflect the reduction in real estate risk exposure.

The chart below demonstrates the decreasing cash balance of the Partnership, the even-more decreasing present value of the cash balance of the Partnership and the increasing Value of Cessation based on possible Trajectory Dissolution over the next ten years.

Fair Distribution per Unit

CAS FAS’ opinion provides a methodology for calculating a fair distribution for the partners of the Partnership.  CAS FAS found that the merger would create value for both the managing general partner and the limited partners by eliminating future costs and providing the limited partners access to reserves sooner.  CAS FAS understands from the managing general partner and Partnership’s operating documents that the managing general partner would, at a minimum, be entitled to 5% of the Value of Cessation simply as a result of its ownership interest in the Partnership.  However, achieving the Value of Cessation requires the managing general partner to assume remaining risks.  The only funds available for litigation claims, operations, asset management fees, and any other costs after the merger will be those retained by the Partnership, and the only recourse for the general partners’ indemnity will be those funds.  Therefore, CAS FAS found that dividing the Value of Cessation equally between the general partners and the limited partners is, in CAS FAS’ opinion, a fair allocation of benefits relative to risks and costs.

The table below provides an example of the fair distribution per unit assuming a trajectory dissolution in year 6.

Fair Distribution per Unit for a Given Trajectory Dissolution

If Trajectory Dissolution occurs in year	6
then Value of Cessation is	3,112,580
Limited Partner 50%	1,556,290
General Partner 50%	1,556,290

Current cash	6,915,444

Reserve against lawsuit	200,000	20% of reserve $1,000,000
Reserve against limited partner default claim	170,000	Expected cost of LP claim
Expenses of dissolution	0	Excluded as de minimis
General Partner share of Value of Cessation	1,556,290
Cash to remain in Partnership	1,926,290

Net for distribute to limited partners	4,989,154
Number of limited partner interests	590
Distribution per share	8,456

Sensitivity Analysis

In the face of the uncertain timing of the Partnership’s dissolution, CAS FAS performed a sensitivity analysis evaluating the limited partner distribution per unit assuming dissolution in each of the next ten years.  The table below sets forth the value per limited partner interest as if dissolution were to occur during each of the next ten years, and then compares it against the value per limited partner interest as if the merger did not occur.

Sensitivity Analysis of Value of Limited Partner Interest by Year of Trajectory Dissolution*
		Trajectory Dissolution year
		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Year		2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Cash to remain		450,094	805,476	1,128,057	1,420,685	1,685,966	1,926,290	2,143,843	2,340,627	2,518,476	2,679,067
Value per limited partner interest		$10,958	$10,356	$9,809	$9,313	$8,864	$8,456	$8,087	$7,754	$7,452	$7,180

Comparison, no Merger
Present Value of Partnership cash		6,755,256	6,044,493	5,399,330	4,814,075	4,283,512	3,802,864	3,367,758	2,974,190	2,618,492	2,297,310
Less reserves for claims		6,385,256	5,674,493	5,029,330	4,444,075	3,913,512	3,432,864	2,997,758	2,604,190	2,248,492	1,927,310
Limited Partner portion	95%	6,065,993	5,390,768	4,777,864	4,221,871	3,717,836	3,261,221	2,847,870	2,473,980	2,136,067	1,830,945
Value per limited partner interest	590	$10,281	$9,137	$8,098	$7,156	$6,301	$5,527	$4,827	$4,193	$3,620	$3,103

* Bolded emphasis added.

CAS FAS found that the proposed price of $8,600 per unit fell between the values for a fair distribution to the limited partners if dissolution of Partnership were to occur between Year 5 (value per limited partner interest projected at $8,864) and Year 6 (value per limited partner interested projected at $8,456).  Absent better information about the expected resolution of the litigation and the resulting year of the Partnership’s dissolution, CAS FAS assumed that a five to six year expectation seemed to be a reasonable estimate upon which to split the Value of Cessation.

If the Partnership waited for dissolution, rather completing the merger, CAS FAS’s sensitivity analysis showed that the proposed price of $8,600 per unit is greater, in present value terms, than the value a holder would realize if dissolution of the Partnership occurred after Year 2 (value of limited partner interest projected at $9,137, whereas the value of limited partner interest in Year 3 is projected at $8,098).

CAS FAS also found that the proposed price of $8,600 per unit is significantly greater than the last trading price of a unit, which was $2,000 following the sale of the Chicago property by Presidential Towers Ltd.  CAS FAS also noted that such sale was to the managing general partner and occurred in a highly illiquid, thinly traded market, and is not necessarily indicative of a fair market price.  The table below compares the prices of the limited partner interests:

Summary of comparison values per Limited Partner Interest
Trading price post sale of Property	$2,000
Proposed Merger Share Price	$8,600
Fair distribution, TD in 2013	$8,864
Fair distribution, TD in 2014	$8,456
Fair distribution, TD in 2018	$7,180
Hypothetical maximum	$11,135
Distribution if no Merger, held until 2011	$8,098

No evaluation of tax consequences

This Fairness Opinion evaluates the proposed consideration to be paid per unit without regard to the tax consequences, which will vary depending on an individual holder’s situation.  Each holder should consult his, her or its own tax advisor to evaluate the tax impact, if any, of approving the merger.

Conclusion Opinion of Fairness

Based on its analysis, CAS FAS concluded that the proposed $8,600 per unit is fair to the holders from a financial perspective.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description.  Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying CAS FAS’ opinion. CAS FAS made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses.  These analyses do not purport to be appraisals nor do they necessarily reflect the prices at the units actually may be sold.  Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses.

The foregoing summary does not purport to be a complete description of the analyses performed by CAS FAS in connection with the Fairness Opinion and is qualified in its entirety by reference to the written opinion of CAS FAS attached as Exhibit C to this information statement..

Recommendation

Our general partners are unable to make a recommendation.  Our managing general partner is controlled by an affiliate of ERI.  ERI also controls our associate general partner, Linnaeus-Phoenix Associates Limited Partnership, through its general partner, with respect to all matters concerning the Partnership.  ERI is the sole member of the manager of Parent, which, following the merger, will own all of the limited partnership interests in the Partnership, approximately 99% of the Partnership.  As a result, the general partners have a conflict of interest with respect to the merger, and are therefore unable to make a recommendation as to whether or not the holders should vote for the merger agreement and merger.  Each holder should make his or her own decision as to whether or not to vote for the merger based upon a number of factors, including but not limited to factors personal to each holder, such as the holder’s financial position, its tax position, the need or desire for liquidity and other financial opportunities that may be available to the holder.

Effects of the Transaction on the Partnership; Plans after the Merger Transaction

The merger will have various positive and negative effects on the Partnership, which are described below.

Effect of the Proposed Merger on Our Outstanding Units

Our partnership agreement currently authorizes the issuance of 590 units of limited partnership interests.  As of the record date, 590 units were outstanding and issued to 485 holders of limited partnership interests.  If the merger is consummated, the 590 units will remain outstanding, but all will be owned by Parent.  As a result, Parent will own all of the limited partnership interests of the Partnership, approximately 99% of the Partnership.

Termination of Securities Exchange Act Registration and Reporting Requirements

Upon the completion of the merger, we expect that our units of limited partnership will be held by fewer than 300 holders of record.  Accordingly, our obligation to continue to file periodic reports with the SEC will be suspended pursuant to Rule 12h-3 of the Securities Exchange Act of 1934, as amended.

The suspension of the SEC filing requirements will substantially reduce the information required to be furnished by us to our holders and to the SEC.  In 2008, our fees and expenses, both paid and accrued, were approximately $104,000.  If we remain a SEC reporting entity, accounting and administrative fees will likely increase because, going forward, we will be obligated to obtain and pay for audits of Presidential Towers Ltd.’s financial statements in order to meet our annual reporting requirements with the SEC.  In addition, going forward, our managing general partner intends to institute an annual asset management fee of $125,000.

By terminating our SEC reporting obligations, we estimate that we will eliminate costs and avoid anticipated future costs associated with these filing requirements, which we estimate to be approximately $66,000 on an annual basis.  These represent approximately 64% of the total annual costs in that we incur.  These costs are broken down as follows:

Accounting Expenses	$30,000
SEC Counsel	$15,000
Current and Additional Staff and Executive Time	$15,000
SOX 404 Costs	$4,500
Miscellaneous, including Printing Fees	$1,500
Total	$66,000

We will apply for termination of the registration of our units and suspension of our SEC reporting obligations as soon as practicable following completion of the merger.

Effect on Trading of the Units

Currently, the units are not traded on an exchange and are not otherwise actively traded, although some limited trading does exist in the secondary market for limited partnership interests.  This secondary market tends to be highly illiquid, and buyers usually place a steep discount on the price.

After the consummation of the merger, we will no longer be required to maintain current public information by filing reports with the SEC, the number of our record holders of our limited partnership interests will be reduced, and the units will only be tradable in privately negotiated transaction.  As a result, the liquidity of the units may be reduced or completely eliminated following the merger transaction.

Financial Effects of the Merger Transaction

We expect that the professional fees and other expenses related to the merger of approximately $90,000 will not have any material adverse effect on our liquidity, results of operations or cash flow.  See “The Merger Agreement—Source of Funds and Transaction Expenses” for a description of the fees and expenses we expect to incur in connection with the merger transaction and for a description of how the merger will be financed.

Effect on Conduct of Business after the Merger

We expect our business and operations to continue as they are currently being conducted and, except as disclosed below, the merger is not anticipated to have any effect upon the conduct of our business.

Effect on Our General Partners

It is not anticipated that the merger transaction will have any effect on our general partners.  After the merger, each of our managing general partner and associate general partner will continue to hold the same percentage interest in the Partnership.  As of the record date, our general partners beneficially held approximately 1% of interest of the Partnership.

As of December 31, 2009, the general partner’s interest in the net book value of the Partnership was approximately $(290,606) and the general partner’s interest in the net earnings (loss) was approximately $(1,070).  Upon the consummation of the merger, the general partners’ interest will continue and the general partners will continue to have an interest in the Partnership.  However, as a result of the merger, approximately $5,074,000 of the Partnership’s cash will be distributed to the limited partners as merger consideration, and the value of the general partners’ interest in the net book value and net earnings will reflect such distribution.

The annual compensation paid to our managing general partner will be $125,000.  In 1995, under the terms of a restructuring of the Partnership, the managing general partner had agreed to waive its then annual investor services fee of $125,000.  In exchange for waiving this fee, the managing general partner received from Presidential Towers Ltd., on an annual basis, ten percent of the management fee earned by the manager of the Chicago property.  As a result, our managing general partner has not received compensation under this arrangement since 2007 and intends to reinstate this fee going forward.

Effect on Affiliated Holders

As of the record date, holders affiliated with ERI held 74.59 units of limited partnership interest, or approximately 12.6%, of the outstanding units of limited partnership interests.  As of December 31, 2009, holders affiliated with ERI held an interest in the Partnership’s net book value of approximately $939,752.36 and an interest in the net earnings (loss) of approximately $(26,781.83).   As of December 31, 2009, the total net book value of the Partnership was approximately $6,549,117 and the Partnership had a net earnings (loss) of approximately $(214,070). If the merger is consummated, the holders will no longer hold an interest in the Partnership and will cease to have any interest in the net book value or net earnings (loss) of the Partnership.

Plans or Proposals

Other than as described in this information statement, none of our general partners, the Partnership Affiliates and us have any current plans or proposals to effect any extraordinary transaction, such as a merger, reorganization or liquidation, to sell or transfer any material amount of the Partnership’s assets, to change materially our indebtedness or capitalization or otherwise to effect any material change in our corporate structure or business.  As stated throughout this information statement, we believe there are significant advantages to both the Partnership and its holders in effecting the merger and becoming a non-reporting company.  Although we do not presently have any intention to enter into any transaction described above, there is always a possibility that we may enter into such an arrangement or transaction in the future, including, but not limited to, entering into a merger or acquisition transaction, conducting a liquidation event or entering into any other arrangement or transaction we may deem appropriate and in the best interests of the Partnership.

Effects of the Transaction for our Holders

Material U.S. Federal Income Tax Consequences of the Merger

The following is a description of the material U.S. federal income tax consequences of the merger to holders who dispose of their units of limited partnership interest in the merger, who are United States Persons (as defined below) and who, on the date of disposition, hold their units as capital assets, as defined in the Internal Revenue Code of 1986, as amended (the “Code”), each such limited partner being referred in this section as a “United States Holder.”  This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder and administrative and judicial interpretations of the Code and Treasury Regulations, each as in effect on the date of this information statement, all of which may change, possibly with retroactive effect.  This summary does not address all of the tax consequences that may be relevant to particular limited partners in light of their personal circumstances, or to certain types of limited partners who are subject to special tax rules (for example, dealers in securities, banks, insurance companies, tax-exempt investors, investors who do not hold their limited partnership units as a capital assets and, except as discussed below, foreign investors).

In addition, this discussion does not address any foreign, state, local or other tax consequences of the disposition of units of limited partnership interest in the merger.

We urge all limited partners to consult their own tax advisors regarding the specific United States federal income tax consequences that may result from the merger in their individual circumstances as well as foreign, state, local and other tax consequences of the disposition of units of limited partnership interest in the merger.

For purposes of this discussion a “United States Person” is a beneficial owner of units of limited partnership interest who, for U.S. federal income tax purposes, is:

•      a citizen or resident of the U.S.;

•      a partnership or corporation, or an entity treated as a partnership or corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state in the U.S., including the District of Columbia;

•      an estate if its income is subject to U.S. federal income taxation regardless of its source; or

•      a trust, (i) if the trust validly has elected to be treated as a United States person for U.S. federal income tax purposes or (ii) if (A) a U.S. court can exercise primary supervision over its administration and (B) one or more United States Persons have the authority to control all of its substantive decisions.

A “Non-United States Holder” is a holder other than a United States Holder.

If a partnership holds units of limited partnership interest, the tax treatment of its partners will generally depend on the status of the partners and the activities of the partnership.  If you are a partner of a partnership holding our units of limited partnership interest or a partner in such a partnership, you should consult your tax advisor.

Consequences of the Merger.

Although we will not seek any rulings from the Internal Revenue Service, we anticipate that the merger will have the following U.S. federal income tax consequences for United States Holders:

The receipt of cash in exchange for units pursuant to the merger (including pursuant to the exercise of appraisal rights) will be a taxable transaction for U.S. federal income tax purposes.  A United States Holder will recognize gain or loss for U.S. federal income tax purposes upon the exchange of the holder’s units of limited partnership interest pursuant to the merger for cash in an amount equal to the difference, if any, between the United States Holder’s “amount realized” and the holder’s aggregate adjusted tax basis in his units of limited partnership interest.  A limited partner who holds multiple lots of limited partnership units will be required to compute gain or loss separately with respect to each lot.  The “amount realized” with respect to a unit of limited partnership interest sold generally will be a sum equal to the amount of cash received by a United States Holder for the unit plus the amount of the Partnership’s liabilities that are allocable to the unit.  If the amount realized with respect to a unit exceeds the cash paid for the unit in the merger, a United States Holder’s taxable gain on the merger and the holder’s federal income tax liability on such gain may exceed the cash received by the holder in the merger.

In general, any gain or loss recognized by a United States Holder in the merger will be eligible for capital gain or loss treatment.  Any such capital gain or loss recognized by a United States Holder will be long-term capital gain or loss if the holder held the units of limited partnership interest for more than one year at the effective time of the merger.  Otherwise, the capital gain or loss will be short-term.  A non-corporate United States Holder’s long-term capital gain generally is subject to U.S. federal income tax at a maximum rate of 15%; however, the portion of the gain, if any, attributable to straight-line depreciation deductions is taxed at a maximum federal income tax rate of 25%.  Short-term capital gains are taxed at the same rates applicable to ordinary income (currently, a maximum rate of 35%).  Capital losses may be used to offset either short-term or long-term capital gains from other investments, but generally cannot be deducted against ordinary income.  However, a non-corporate United States Holder may deduct up to $3,000 of capital losses against ordinary income in any tax year ($1,500 in the case of a married individual filing a separate return).  Unused capital losses may be carried over indefinitely by non-corporate taxpayers; corporations may carry capital losses back for three years and forward for five years.

Under special tax rules applicable to “passive activity losses,” a non-corporate United States Holder generally cannot use tax losses from the Partnership to offset non-passive activity income.  As a result, such a United States Holder may have suspended passive activity losses from the Partnership. Any suspended passive activity losses from the Partnership will generally be deductible in full by the Unites States Holder (subject to any other applicable limitations) in the year the holder’s units of limited partnership interest are disposed of (whether in the merger or by appraisal) even if such losses exceed the holder’s taxable gain on the merger.

In addition to federal income tax, a United States Holder may be subject to state and local tax on the holder’s taxable gain (if any) in the merger.  United States Holders are urged to consult their own tax advisors concerning the state and local tax consequences to them of the merger.

Backup Withholding

Under the U.S. federal backup withholding tax rules, unless an exemption applies, the disbursing agent in the merger will be required to withhold, and will withhold, 28% of all cash payments to which a holder of units of limited partnership interest or other payee is entitled under the Merger Agreement.  Backup withholding will not apply to a holder who (i) furnishes a correct taxpayer identification number and certifies that he is not subject to backup withholding on the Substitute Form W-9 included in the letter of transmittal to be delivered to limited partners in connection with the merger, (ii) provides a certification of foreign status on Form W-8BEN or successor form, or (iii) is otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder’s U.S. federal income tax liability provided that the holder files a U.S. federal income tax return and furnishes the required information is furnished to the Internal Revenue Service.  Each holder of units of limited partnership interest and, if applicable, each other payee should complete and sign (x) the Substitute Form W-9 included as part of the letter of transmittal to be returned to the disbursing agent, (y) a Form W-8BEN, where applicable, or (z) such other information or documentation that for U.S. federal income tax purposes establishes that an exemption from backup withholding applies, to provide the information and certification to the disbursing agent necessary to avoid backup withholding tax.

FIRPTA Withholding

To the extent that the Partnership holds “United States real applicable, a non-United States Holder will be subject to U.S. federal income tax on the disposition of units of limited partnership interest in the merger.  In such an event, Parent will be required to withhold from the cash payments, and will withhold, 10% of the amount realized with respect to each unit of limited partnership interest held by a non-United States Holder.  Amounts withheld under these rules generally will be allowed as a refund or a credit against such holder’s U.S. federal income tax liability provided that such holder files a U.S. federal income tax return.

THE U.S. FEDERAL INCOME TAX CONSEQUENCES SET FORTH ABOVE ARE FOR GENERAL INFORMATION ONLY AND ARE NOT INTENDED TO CONSTITUTE A COMPLETE DESCRIPTION OF ALL TAX CONSEQUENCES RELATING TO THE MERGER. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FOREIGN, STATE, LOCAL AND OTHER TAX LAWS.

THE PROPOSAL

The purpose of this information statement is to seek the consent of limited partners of the Partnership to the adoption of the terms of the merger agreement and the merger contemplated thereby pursuant to which the Partnership and Merger Subsidiary will merge, with the Partnership being the surviving entity and Parent owning approximately 99% of the Partnership and all of the limited partnership interests.  Under applicable Maryland law, the affirmative vote of our limited partners holding a majority of the units, as well as the managing general partner of the Partnership, is required for the merger agreement and the merger to be approved.

THE MERGER AGREEMENT

The following description summarizes the material provisions of the merger agreement.  A copy of the merger agreement is attached as Exhibit B to this information statement, and may be obtained, without charge, from the managing general partner at 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138, Attention: Presidential, Telephone (877) 871-7445.  The merger agreement contains all the terms and conditions of merger, and holders are encouraged to read it carefully and in its entirety in determining whether or not to consent to the transactions described in this information statement.

Consideration To Be Received By The Holders

At the effective time of the merger, each unit of limited partnership interest in the Partnership, including units of limited partnership interest held by affiliates of ERI, will be converted into the right to receive $8,600 in cash, without interest.  Each affiliate of ERI that holds a unit of limited partnership interest will receive the same consideration per unit as all other holders.  At the effective time of the merger, the general partner interest held by the managing general partner will survive, with the managing general partner continuing to be the general partner of the Partnership. Parent, who is wholly-owned and controlled by ERI, will be the sole limited partner holding approximately 99% of the interests in the Partnership.

Representations And Warranties of the Partnership And The Managing General Partner

The merger agreement contains representations and warranties made by the Partnership and the managing general partner to Parent and Merger Subsidiary, including representations and warranties relating to:

•      due organization, power and standing, and other customary partnership and corporate matters;

•      the authorization, execution, delivery and enforceability of the merger agreement;

•      the identity of the necessary consents needed from governmental entities and parties to the Partnership’s material contracts to consummate the merger;

•      the absence of brokers fees;

•      the absence of conflicts with organizational documents, material contracts and legal proceedings, violations of any laws or orders and required governmental consents, and approvals and filings relating to execution and delivery of the merger agreement;

•      the Partnership’s capital structure;

•      the ownership interests of the Partnership in Presidential Towers Ltd. and its assets and properties;

•      the accuracy of information, including financial information, contained in the Partnership’s filings with the SEC;

•      the absence of pending or threatened material litigation; and

•      the tax status of the Partnership and Presidential Towers Ltd.

Representations And Warranties Of Parent And Merger Subsidiary

The merger agreement contains representations and warranties made by Parent and Merger Subsidiary to the Partnership, including those relating to:

•      due organization, power and standing, and other partnership and company matters;

•      the authorization, execution, delivery and enforceability of the merger agreement;

•      the absence of conflicts with organizational documents and contracts, violations of any laws or orders and required governmental consents, approvals and filings relating to execution and delivery of the merger agreement;

•      the absence of brokers fees;

•      the absence of pending or threatened material litigation; and

•      the absence of any financing requirement to consummate the merger.

Partnership Covenants

Under the merger agreement, we have agreed to and the managing general partner has agreed to cause the Partnership to:

•      conduct its business in the ordinary and usual course, including maintaining its partnership existence;

•      maintain insurance generally comparable in amount now maintained by the Partnership;

•      comply in all material respects with any law, statute, rule or regulation or any order;

•      promptly notify Parent of any emergency or other material change in the Partnership’s operations and of any governmental complaints;

•      not make any distributions of cash except as otherwise required by the terms of the Partnership’s Partnership Agreement or the merger agreement;

•      not propose, adopt or approve any amendments to the Partnership’s certificate of limited partnership or Partnership Agreement or organizational documents of Presidential Towers Ltd. except to the extent that such amendment would not have a material adverse effect on the value or operation of the Partnership from and after the effective time of the merger, and not to enter into any new agreement, document or arrangement, or amend or modify any existing agreement, document or arrangement, that would prohibit or restrict the performance of the transactions contemplated by the merger agreement;

•      not admit any new partner except in connection with transfers of units of limited partnership interest outstanding as of the date of the merger agreement;

•      not grant, confer or award any options, warrants, conversion rights or other rights not existing on the date of the merger agreement to acquire any partnership interest;

•      not purchase, redeem or otherwise acquire any partnership interest; and

•      not issue any new units of limited partnership interest or units of general partnership interest in the Partnership.

In addition, the Partnership has agreed that, except as expressly provided in the merger agreement, during the time between the date of execution of the merger agreement and the consummation of the transactions contemplated therein the Partnership may not, without Parent’s prior written consent, take the following actions:

•      engage or participate in any material transaction or incur or sustain any material obligation or liability except in the ordinary, regular and usual course of its business consistent with past practices; and

•      sell, lease, transfer, assign encumber or otherwise dispose of or enter into any material contract with respect to the real property of the Partnership

Conditions To The Merger

The obligations of the parties to the merger agreement are subject only to the satisfaction or, if permitted, waiver of the following conditions:

•      the merger proposal must be approved by the affirmative vote of limited partners holding a majority of the units of limited partnership interest in the Partnership at the close of business on the record date;

•      no temporary restraining order, injunction or other judgment or court order or statute, law, rule, or regulation may be in effect that prevents the completion of the merger, or that makes completing the merger illegal;

•      each other party must have performed in all material respects all agreements and covenants required to be performed or complied with by it under the merger agreement on or prior to the closing;

•      the representations and warranties of each other party set forth in the merger agreement must be true and correct in all material respects;

•      each party must obtain all consents required to be obtained by it from governmental entities and required third parties; and

•      each party must deliver to the other parties executed officer’s certificates required by the agreement.

In addition, the obligations of Parent and Merger Subsidiary to consummate the merger are also conditioned upon:

•      the business, assets or properties of the Partnership (including the business, assets and properties of Presidential Towers Ltd.) shall not have been, and shall not be threatened to be, adversely affected in any way as a result of fire, explosion, earthquake, disaster, labor trouble or dispute, change in business organization, any action by the United States or any other governmental authority, flood, drought, embargo, riot, civil disturbance, uprising, activity of armed forces or act of God or public enemy;

•      there not occurring any material adverse change in the condition, operations, business, prospects or assets of the Partnership (including the business, assets and properties of Presidential Towers Ltd.) or imposition of any laws, rules or regulations which would materially adversely affect the condition (financial or otherwise), operations, business, prospects or assets of the Partnership (including the business, assets and properties of Presidential Towers Ltd.); and

•      the Parent’s satisfaction that the merger and the payment of the merger consideration are conducted in material compliance with all applicable federal and state securities laws.

Regulatory Approvals

In connection with the merger agreement and merger, we will be required to make a number of filings with, and obtain a number of approvals from, various federal and state governmental agencies, including, complying with federal and state securities laws, which includes filing this information statement on Schedule 14A and a transaction statement on Schedule 13E-3 with the SEC.  Due to the size and nature of the merger transaction, we are not required to notification or comply with the waiting periods to effect the merger, as promulgated under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or furnish information to the Federal Trade Commission and the Antitrust Division of the United States Department of Justice.

Termination Of The Merger Agreement

The merger agreement may be terminated at any time prior to the effective time of the merger, including after the Partnership’s limited partners have approved the merger proposal, under the following circumstances:

•      by mutual written consent of all of the parties to the merger agreement;

•      by either Parent or Merger Subsidiary, on the one hand, or the Partnership or The managing general partner, on the other hand if:

•
the consent of limited partners sought hereunder has not been obtained by April 30, 2010 or the merger has not been consummated on or before April 30, 2010, except that this right is not available to any party who has breached, in any material respect, its representations, warranties, covenants or other agreements in the merger agreement;

•
any required approval of governmental authority has been denied and such denial has become final and non-appealable or such governmental authority shall have issued a final non-appealable order permanently enjoining or otherwise prohibiting the consummation of the merger; or

•	the other party has materially breached any representation, warranty, covenant or agreement contained in the merger agreement and such breach is not cured within 30 days of written notice thereof.

•      by Parent if:

•	the Partnership takes any action, or causes Presidential Towers Ltd. to take any action, prohibited by the merger agreement without Parent’s consent; or

• If the merger agreement is terminated, the merger agreement shall be void and will have no effect, without any liability or obligation on the part of Parent, Merger Subsidiary or the Partnership, except for specified provisions of the merger agreement, including those regarding confidentiality, fees and expenses and liability for any willful and material breach of the merger agreement.

Accounting Treatment

The merger will be accounted for by the Partnership using the purchase method of accounting under generally accepted accounting principles.

Amendments To The Merger Agreement

The merger agreement may be amended in writing by mutual consent of the parties.

Efforts To Complete The Merger

Each party is obligated to use its commercially reasonable efforts to complete the merger in the most expeditious manner practicable.

Record Date; Voting Rights; Vote Required For Approval

Only holders of record of our units of limited partnership interest at the close of business on December 4, 2009, the record date for the vote being sought hereunder, are entitled to vote on the adoption of the merger agreement and the approval of the merger. On that date there were 485 holders of record of our limited partnership interests and 590 units of limited partnership interest outstanding, of which 74.59, or approximately 12.6%, of the outstanding units of limited partnership interest were held by affiliates of ERI and 29.96, or approximately 5.08%, of the outstanding units of limited partnership interest were held by affiliates of Linnaeus-Phoenix.  Affiliates of ERI and Linnaeus-Phoenix holding limited partnership interests intend to vote in favor of the merger agreement and the merger and the merger agreement..

Holders on the record date will be entitled to cast a number of votes equal to the number of units of limited partnership interest held by such limited partner on the record date.  The merger agreement will be adopted and the merger approved if holders holding a majority of the outstanding units of limited partnership interest as of the record date, as well as the general partners of the Partnership, shall have voted “FOR” the adoption of the merger agreement and the approval of the merger by April 30, 2010, unless extended by the managing general partner in its sole discretion.  If the requisite vote to approve the adoption of the merger agreement and the approval of the merger is not obtained, the merger agreement will not be adopted and the merger will not be consummated.

Voting And Revocation Of Votes

Each holder is requested to complete and execute the enclosed ballot in accordance with the instructions contained therein and to return the ballot in the enclosed, self-addressed, postage pre-paid envelope within one week after receipt, but in no event later than ________ __, 2010. Such date may be extended from time to time in the sole discretion of the managing general partner, provided that the expiration date may not be extended beyond April 30, 2010 pursuant to the terms of the merger agreement.  If the expiration date is extended, we will send notice to each holder via U.S. mail at least one week before the new expiration date.  Pending the completion of the solicitation period, except as required by operation of law, the Partnership will not effect the transfer of any units of limited partnership interest by the holders.

Ballots must be executed in exactly the same manner as the name(s) in which ownership of the units of limited partnership interest is registered. If the units to which a ballot relates are held by two or more joint holders, all such holders must sign the ballot.  If a ballot is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary, agency or representative capacity, such person must so indicate when signing and submit with the ballot evidence satisfactory to the Partnership of authority to execute the ballot.

Each ballot that otherwise meets the requirements set forth below will be voted as directed on the form.  If no instructions are indicated, the units represented by such ballot will be voted “FOR” the proposal to adopt the merger agreement and approve the merger.  A ballot that is voted “ABSTAIN” will have the same effect for purposes of adopting the merger agreement and approving the merger as a vote “AGAINST.”  You may revoke your ballot at any time prior to the expiration of the voting period by submitting a later-dated ballot in the form enclosed or by delivering an executed revocation that specifically refers to the ballot to be revoked.

The execution and delivery of a ballot will not affect a holder’s right to sell or transfer his units.  All ballots received by the Partnership and not properly revoked prior to the last date on which units of limited partnership interest may be voted will be effective notwithstanding a record transfer of such units subsequent to the record date, unless the holder who held units as of the record date revokes such ballot prior to 5:00 p.m., New York City time, on the last day on which units may be voted, by delivery to the Partnership of a later-dated ballot in the form enclosed or a dated and executed revocation that specifically refers to the ballot to be revoked.

All questions as to the validity, form and eligibility including time of receipt regarding voting procedures will be determined by the managing general partner in its sole discretion, which determination will be conclusive and binding.  The Partnership reserves the right to reject any or all ballots that are not in proper form.  The Partnership also reserves the right to waive any defects, irregularities or conditions of delivery as to particular ballots. Unless waived, all such defects or irregularities in connection with the delivery of ballots must be cured within such time as the managing general partner determines.  Neither the managing general partner nor any of its affiliates or any other persons shall be under any duty to give any notification of any such defects, irregularities or waivers, nor shall any of them incur any liability for failure to give such notification.  Deliveries of ballots will not be deemed to have been made until any irregularities or defects therein have been cured or waived.  The interpretations of the terms and conditions of this solicitation by the managing general partner shall be conclusive and binding.

Solicitation Of Votes; Expenses Of Solicitation

The cost of preparing, assembling and mailing this information statement, the enclosed ballot and other materials which may be sent to the holders in connection with this solicitation shall be borne by the Partnership.  Certain directors, officers and employees of the managing general partner may solicit the execution and return of ballots by mail, telephone, facsimile or other permitted means.  Such directors, officers and employees will not be additionally compensated, but may be reimbursed for their out-of-pocket expenses in connection with such solicitation.

Source Of Funds And Transaction Expenses

Approximately $5,164,284 million will be required to consummate the merger and to pay related fees and expenses of this going private transaction, including the $5,074,000 to pay for the 590 units of limited partnership interests.  Approximately $ 90,284 will be used to pay the expenses related to administering the merger and related filing fees.  The necessary funds are expected to be provided by the Partnership.  We have no financing plans to pay the merger consideration and the related costs.

Estimated Fees

Whether or not the merger is consummated, and except as otherwise provided in this information statement, all fees and expenses incurred by Partnership and us in connection with the merger will be paid by the Partnership.

Estimated fees and expenses to be incurred by Partnership in connection with the merger are as follows:

Financial Advisor Fees and Expenses	$ 45,000
Legal Fees and Expenses	$ 40,000
Accounting Fees	$ 2,000
Printing and Mailing Expense	$ 2,000
SEC Filing Fees	$ 284
Miscellaneous Expenses	$ 1,000
Total	$90,284.00

Our managing general partner and the Partnership believe that the Partnership, as the entity surviving the merger, will be able to achieve savings of approximately $66,000 per year in legal, printing, accounting and public relations costs by being freed of public reporting obligations as a result of the merger.  In addition, Partnership will not be required to pay the fees to obtain the audit of Presidential Towers Ltd.  On a long-term basis, these savings to the Partnership will outweigh the estimated transaction costs incurred by Partnership in this merger.

Interests of Certain Person in the Merger Transaction

In considering the merger, you should be aware that affiliates of ERI beneficially own 74.59 units, representing approximately 12.6% of the outstanding units.  ERI controls our managing general partner.  Affiliates of Linnaeus-Phoenix beneficially own 29.96 units of the Partnership, representing approximately 5.08% of the outstanding units.  ERI also controls Linnaeus-Phoenix with respect to all matters concerning the Partnership, although ERI does not control the affiliates of Linnaeus-Phoenix.  The affiliates of ERI and Linnaeus-Phoenix will receive the same payment per unit as a result of the merger as all other holders will receive for their units.  See “Security Ownership of Certain Beneficial Owners and Management” for a list of the affiliates of ERI and their holdings.  Under the terms of the merger agreement, our general partners, Winthrop Financial Co., Inc. and Linnaeus-Phoenix, will maintain their general partner interests in the Partnership following the merger.  Parent, which is wholly-owned and controlled by ERI, will own approximately 99% of the Partnership and all of the limited partnership interests.  As a result, ERI, though its affiliates, will control all of the partnership interests after the completion of the merger.

Appraisal Rights

The Maryland Revised Uniform Limited Partnership Act, referred to as the Act, provides that, in connection with the merger, holders of units of limited partnership interest are entitled to appraisal rights.  The preservation and exercise of appraisal rights are conditioned on strict adherence to the applicable provisions of the Act.  Each holder of units of limited partnership interest desiring to exercise appraisal rights should refer to Title 3, Subtitle 2, of the Maryland General Corporation Law, a copy of which is attached as Exhibit D to this information statement, for a complete statement of their rights and the steps which must be followed in connection with the exercise of those rights.  The following summary of the rights of objecting holders does not purport to be a complete statement of the procedures to be followed by holders of units of limited partnership interest desiring to exercise their appraisal rights.

Under the Act, a holder of units of limited partnership interest will be entitled to demand and receive payment from the Partnership of the fair value of its units in connection with the merger.  However, a holder who wants to receive fair value for his units must follow specific procedures. Such holder must:

•         file with the Partnership a written objection to the adoption of the merger agreement and the approval of the merger, within 10 days after the Partnership gives notice to each holder of units of limited partnership interest of the approval of the merger by the written consent of the general partner and the holders of a majority in interest of the units of limited partnership interest;

•         not vote in favor of the merger; and

•         make written demand on the Partnership, within 20 days after the articles of merger have been accepted for record by the State Department of Assessments and Taxation of Maryland, referred to as the SDAT, stating the number of units for which he demands payment.

Any holder of units of limited partnership interest who fails to comply with the requirements described above will be bound by the terms of the merger.

The Partnership is required to promptly notify each objecting holder of units of limited partnership interest in writing, by personal delivery or certified mail, return receipt requested, of the date of acceptance of the articles of merger for record by the SDAT.  The Partnership may send a written offer to each objecting holder to pay for its units at what the Partnership considers to be the fair value thereof.  Within 50 days after the SDAT accepts the articles of merger for record, either the Partnership or any objecting holder who has not received payment for his units of limited partnership interest may petition a court of equity in Baltimore City, Maryland for an appraisal to determine the fair value of its units.

The Partnership does not presently intend to file an appraisal petition and holders of units of limited partnership interest seeking to exercise appraisal rights should not assume that the Partnership will file such a petition or that the Partnership will initiate any negotiations with respect to the fair value of such units.  Accordingly, holders of units of limited partnership interest who desire to have their units appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in the Act.

If the court finds that an objecting holder of units of limited partnership is entitled to an appraisal of his units, the court is required to appoint three disinterested appraisers to determine the “fair value” of his units on terms and conditions the court determines proper.  The appraisers must, within 60 days after appointment (or such longer period as the court may direct), file with the court and mail to each party to the proceeding their report stating their conclusion as to the fair value of such units.

“Fair value” is determined as of the close of business on the expiration date of the voting as fixed herein and may not include any appreciation or depreciation which directly or indirectly results from the merger or from its proposal.

Within 15 days after the filing of the report, any party may object to such report and request a hearing on it.  The court must, upon motion of any party, enter an order confirming, modifying or rejecting such report and, if confirmed or modified, enter judgment for the appraised value of the units of limited partnership interest.  If the appraisers’ report is rejected, the court may determine the fair value of the units of the objecting holders or may remit the proceeding to the same or other appraisers.  Any judgment entered pursuant to a court proceeding shall include interest from the expiration date of the voting as fixed herein.  Costs of the proceeding shall be determined by the court and may be assessed against the Partnership or, under certain circumstances, the objecting holder, or both.

At any time after the filing of a petition for appraisal, the court may require objecting holders to submit their certificates representing the units to the clerk of the court for notation of the pendency of the appraisal proceeding, if such units are certificated.

A holder of units of limited partnership interest demanding payment for his units has no right to receive any dividends or distributions payable to holders of record after the close of business on the expiration date of the voting as fixed herein and shall cease to have any right as a holder of units of limited partnership interest with respect to such units except the right to receive payment of the fair value thereof.

Effective Time Of The Merger

If the merger agreements adopted and the merger is approved by the requisite vote of our limited partners and the other conditions to the merger are satisfied or, to the extent permitted, waived, the merger will be consummated and become effective at the time the Articles of merger are filed with and accepted for record by the SDAT, or such later time as otherwise agreed by the parties to the merger agreement and provided in the articles of merger.

Payment Of Merger Consideration And Delivery Of Transmittal Form

Parent will deliver to holders the merger consideration due to them according to the procedure summarized below.

After the effective time of the merger, Parent shall mail a notice and a transmittal form to each holder, to advise each of them of the effectiveness of the merger and the procedure for obtaining the merger consideration.  The transmittal form may also provide for a release from the holder of all claims such holder may have against the Partnership, Parent or their respective partners and affiliates arising in connection with the Partnership.  The transmittal form will also provide that, by executing and delivering the transmittal form, a holder agrees to treat the merger as a sale of his units of limited partnership interest for U.S. federal income tax purposes.

Upon proper execution and delivery of each limited partner’s transmittal form, as well as such other documents as may be required pursuant to the disbursing agent’s instructions, such partner will be entitled to receive his merger consideration, less any taxes required to be withheld, and his units of limited partnership interest, to the extent certificated, shall be cancelled.  Parent will promptly deliver the merger consideration to the holder upon receipt of the appropriately completed transmittal form by Parent.  Until a transmittal form is properly delivered, limited partners will not be entitled to payment of the merger consideration they are owed.  No interest will be paid or accrued on the merger consideration.

None of the parties to the merger agreement will be liable to a holder for any merger consideration delivered to a public official under applicable abandoned property, escheat or similar laws.

From and after the effective time of the merger, holders of our units of limited partnership interest will not have any rights as limited partners in the Partnership, except as provided by the merger agreement or by law.

At the effective time of the merger, the transfer books of the Partnership shall be closed and no transfer of units of limited partnership interest will be made or permitted.

INFORMATION ABOUT THE PARTNERSHIP

Background

We were organized as a Maryland limited partnership under the Act on October 20, 1983, for the purpose of investing in Presidential Towers Ltd, an Illinois limited partnership organized for the purpose of building, owning and operating a residential apartment complex in downtown Chicago, Illinois.

Winthrop Financial Co., Inc., a Massachusetts corporation, is our managing general partner, which we referred to as our managing general partner or general partner.  The managing general partner is a wholly-owned subsidiary of ERI/WIN GP LLC, an affiliate of ERI.  Linnaeus-Phoenix Associates Limited Partnership, through its general partner, DCA Adolphus LLC, is also controlled by ERI with respect to all matters concerning the Partnership.

The only business of the Partnership is investing as a limited partner in Presidential Towers Ltd. As of the date hereof, the general partners of Presidential Towers Ltd. are (i) McHugh Levin Associates Venture  an Illinois limited partnership whose general partners are James P. McHugh and Daniel E. Levin, (ii) Madison-Canal Company, an Illinois limited partnership whose general partner is Daniel J. Shannon and (iii) TKI Presidential Partners.

As of the date hereof, the Partnership holds a 19.998% limited partnership interest in Presidential Towers Ltd.  In exchange for this interest, the Partnership has made a capital contribution of $33,172,524 to Presidential Towers Ltd.  In 2007, Presidential Towers Ltd. sold the Chicago property, and in return, distributed $65,393,460 to the Partnership, as a limited partner in Presidential Towers Ltd.  In 2008, Presidential Towers Ltd. distributed an additional $1,679,832 to the Partnership, as a limited partner in Presidential Towers Ltd.  No distributions by Presidential Towers Ltd. have been made in 2009.

Development

We were initially capitalized with contributions totaling $300 from our original general partners.  In September 1983, we completed a private offering of 590 units of limited partnership interests pursuant to Regulation D under the Securities Act of 1933, as amended, and raised $59,000,000 in capital contributions from 545 investor limited partners.  Of the $59,000,000 raised, $697,380 was received upon the limited partners’ admission to the Partnership, and the balance was paid in installments pursuant to the terms of promissory notes delivered to the Partnership by the limited partners.  The last installment was due on January 15, 1990.  However, as of April 1, 2006, $21,865 of this installment remains uncollected.  During the year ended December 31, 2008, the amount of capital contribution receivable from such investors was adjusted with the distributions payable to such investors.

As a result of a restructuring transaction that occurred in 1995 and the investment by TKI Presidential Partners of $14,000,000 over a six year period in Presidential Towers Ltd., the Partnership’s interest in Presidential Towers Ltd. was reduced from a 94.99% limited partnership interest to a 19.998% limited partnership interest and certain control rights over major business decisions of Presidential Towers Ltd. were transferred to TKI Presidential Partners.  Pursuant to the terms of the Partnership Agreement of Presidential Towers Ltd., we are entitled to receive a reimbursement from Presidential Towers Ltd. for its administrative expenses and professional fees up to an annual maximum of $30,000.  Presidential Towers Ltd. made distributions to the Partnership during 2008 and 2007 of $1,679,832 and $65,393,460, respectively.

On March 7, 2007, Presidential Towers Ltd. entered into an agreement to sell the Chicago property.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The managing general partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by Presidential Towers Ltd. in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the managing general partner distributed cash proceeds to the our limited partners in the aggregate amount of $56,227,336, or $98,032.69 per unit.

On January 24, 2008, we received a distribution from Presidential Towers Ltd. of $1,679,832.  This leaves  Presidential Towers Ltd. with approximately $1,000,000 in its bank account to satisfy contingent obligations.  Once these obligations are satisfied, it is expected that Presidential Towers Ltd. will distribute any remaining funds and liquidate.

On February 27, 2008, the managing general partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100, or $2,206.95 per unit.  As of December 31, 2008, there were approximately 485 limited partners holding 590 outstanding units.

Liquidity and Capital Resources

The Partnership’s primary source of liquidity is distributions from Presidential Towers Ltd.  As a result of a significant restructuring of the ownership and debt of Presidential Towers Ltd. that was finalized in April 1995, the Partnership currently holds a 19.998% limited partnership interest in Presidential Towers Ltd.  The Partnership is responsible for paying various administrative costs associated with monitoring the Partnership’s investment in Presidential Towers Ltd., and paying various professional fees associated with the affairs of the Partnership.

Presidential Towers Ltd. made a distribution to the Partnership during the years ended 2008 and 2007 of $1,679,832 and $65,393,460, respectively.  In connection with the April 1995 restructuring, the Partnership is entitled to receive a reimbursement from Presidential Towers Ltd. for its administrative expenses and professional fees up to an annual maximum of $30,000 as well as its allocable share of all distributions after a preferred return to TKI Presidential Partners, which preferred return was satisfied in 2001.  In addition, Presidential Towers Ltd. distributes to the Partnership an amount equal to the amount of income allocated to the Partnership by Presidential Towers Ltd. in each year.  Accordingly, depending on the property’s operating results, the Partnership will receive annual distributions from Presidential Towers Ltd.  Presidential Towers Ltd. has not made any distributions to the Partnership as of June 30, 2009.

As of December 31, 2008 and 2007, the amounts receivable from Presidential Towers Ltd. for annual reimbursement of expenses is $60,000 and $60,000, respectively, which is included in due from affiliates in the balance sheet.

As of December 31, 2008, defaulted limited partners owed the Partnership $404,300.  This receivable is a result of five limited partners who defaulted on their final capital call.  The amount owed to the partnership has increased through interest income earned on the note, and decreased by distributions paid to the partners.  Since collection of this receivable is considered doubtful, the Partnership has recorded an allowance for the entire $404,300.

As of December 31, 2008, the Partnership owed distributions to investor limited partners in the amount of $347,793.  The liability is due to checks that were issued to investors then voided and is expected to be repaid during the year ending December 31, 2009.

The Partnership’s liquidity based on cash and cash equivalents decreased by $4,403,260 to $7,094,593 at December 31, 2008, as compared to December 31, 2007.  This decrease was due to the decrease in distributions received from Presidential Towers Ltd. from $65,393,460 in 2007 to 1,679,832 in 2008, as offset by distributions made to the Partnership’s investors of $56,842,648 and $1,370,632, respectively.  Accounts payable and accrued expenses increased by $2,081 for accruals made for audit and accounting fees and legal fees.

The Partnership’s liquid assets are currently thought to be sufficient for any near-term needs of the Partnership.  The Partnership did not have any off balance sheet arrangements in any of the years as presented.

IDENTITY AND BACKGROUND OF FILING PERSONS

During the last five years, none of our directors, executive officers, our managing general partner or entities listed below has been convicted in a criminal proceeding and has not been a party to any judicial or administrative proceeding that resulted in a judgment, decree or final order enjoining it from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities laws.

           Set forth in the table below are the (i) name, (ii) business address, (iii) current principal occupation or employment, and the name, principal business and address of any corporation or other organization in which the employment or occupation is conducted, and (iv) material occupations, positions, offices or employment during the past five years, and the name, principal business and address of any corporation or other organization in which the occupation, position, office or employment was carried on, of each of the affiliates of the Partnership.  Unless otherwise noted, the principal business address of each person identified below is c/o Equity Resource Investments, LLC, 1280 Massachusetts Avenue, 4th Floor, Cambridge, MA 02138 and each natural person is a United States citizen.

Name	Principal Occupation or Employment and Material Positions Held During the Past Five Years
Eggert Dagbjartsson
Mr. Dagbjartsson, age 45, has served as the President, Chief Executive Officer and Director of the Partnership since October 6, 2006.  He has been a managing member of Equity Resource Investments, LLC and its affiliates since October 2002.  Prior thereto, he served as Executive Vice President of Equity Resources Group, Inc. since 1991.  Mr. Dagbjartsson is not on the board of directors of any other public companies.  Mr. Dagbjartsson is also a managing member of ERF Fund XXIV GP LLC, an affiliate of the Partnership.

Victor J. Paci
Mr. Paci, age 58, has served as the Vice President, Treasurer, Secretary and Director of the Partnership October 2006.  He has been a Managing Director of Equity Resource Investments, LLC since May, 2005.  Prior to joining Equity Resource Investments, LLC, Mr. Paci was a partner in the law firm of Bingham McCutchen LLP since November 1991.  Mr. Paci is not on the board of directors of any other public companies.  Mr. Paci is also a managing member of ERF Fund XXIV GP LLC, an affiliate of the Partnership.

Andrew Prague
Mr. Prague, age 51, has served as the Chief Financial Officer of the Partnership since October 2006.  He has been a partner in the accounting firm of Prague and Co. since 1987 and has served as the managing general partner’s Chief Financial Officer since October 2006.

Name	Principal Occupation or Employment and Material Positions Held During the Past Five Years
ERI/Presidential LLC	ERI/Presidential LLC is a Massachusetts limited partnership formed in October 2009 and a wholly-owned subsidiary of Equity Resource Investments, LLC.
ERI/Presidential Merger Sub Limited Partnership	ERI/Presidential Merger Sub Limited Partnership is a Maryland limited partnership formed in October 2009 and a wholly-owned subsidiary of ERI/ Presidential LLC.
Winthrop Financial Co., Inc.
Winthrop Financial Co., Inc. is a Massachusetts corporation, wholly-owned by ERI/WIN GP LLC, an affiliate of Equity Resource Investments, LLC.  Winthrop Financial Co., Inc. is the managing general partner of the Partnership.

ERI/WIN GP LLC	ERI/WIN GP LLC is a Massachusetts limited liability company, a wholly owned subsidiary of Equity Resource Fund XXIV LLC and the sole stockholder of our managing general partner.
ERF Manager LLC	ERF Manager LLC is a Massachusetts limited liability company, a wholly owned subsidiary of Equity Resource Investments, LLC and the manager of ERI/WIN LLC.
Equity Resource Fund XXIV, LLC	Equity Resource Fund XXIV LLC is a Massachusetts limited liability company, the sole member of ERI/WIN GP LLC and an affiliate of Equity Resource Investments, LLC.
ERF Fund XXIV GP LLC	ERF Fund XXIV GP LLC is a Massachusetts limited liability company, an affiliate of Equity Resource Investments, LLC and the sole member and manager of Equity Resource Fund XXIV LLC.
Equity Resource Investments, LLC
Equity Resource Investments, LLC is a Massachusetts limited liability company and is an investment manager that acquires, through partnerships that it manages, fractional real estate interests.  The firm focuses on privately-held interests as well as special situation investments that provide opportunity to earn attractive returns for our investors.  Founded in 1981, the firm has nearly three decades of investing experience.

Linnaeus-Phoenix Associates Limited Partnership	Linnaeus-Phoenix Associates Limited Partnership is a Massachusetts limited partnership and associate general partner of the Partnership
DCA Adolphus LLC
DCA Adolphus LLC a Massachusetts limited liability company, is the general partner of Linnaeus-Phoenix Associates Limited Partnership and controlled by ERI/Presidential Manager LLC with respect to all matters concerning the Partnership

FINANCIAL INFORMATION

Selected Historical Financial Data

 Set forth below is our selected historical unaudited consolidated financial information.  The historical financial information was derived from the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, from the unaudited consolidated financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, and from other information and data contained in the Annual Report and Quarterly Reports.  The financial information that follows should be read in conjunction with the Annual Report and the Quarterly Reports.  Copies of the Annual Report and the Quarterly Reports and all of the financial statements and related notes contained in the Annual Report and the Quarterly Reports have been included as Exhibit E to this information statement and mailed herewith to all holders.  In addition, copies of the Annual Report and the Quarterly Reports and all of the financial statements and related notes contained in the Annual Report and Quarterly Reports may also be obtained as set forth under the caption “Where You Can Find More Information” beginning on page 41.

MARKET PRICES OF LIMITED PARTNERSHIP UNITS

The Partnership is a limited partnership and thus has no common stock.  There is no established public trading market for the units.  Trading in units is sporadic and occurs solely through private transactions.

As of December 4, 2009, there were approximately 485 holders of 590 outstanding Units.

Our partnership agreement requires that cash flow, as defined therein, be distributed to the partners in specified proportions at reasonable intervals during the fiscal year and in any event no later than 60 days after the close of each fiscal year.  There are no restrictions on the Partnership’s present or future ability to make distributions of cash flow.  For the years ended December 31, 2008 and 2007, the Partnership made distributions to its investor limited partners of approximately $1,302,100 and $56,227,336, respectively, and $34,266 and $307,656 to each of the general partners.  As of December 4, 2009, there are two general partners, our managing general partner and our associate general partner.

Over the past few years many companies have begun making “mini-tenders,” or offers to purchase an aggregate of less than 5% of the total outstanding units, for units.  Pursuant to the rules of the SEC, when a tender offer is commenced for units, we are required to provide our limited partners with a statement setting forth whether it believes limited partners should tender or whether it is remaining neutral with respect to the offer.  Unfortunately, the rules of the SEC do not require that the bidders in certain tender offers provide us with a copy of their offer.  As a result, our general partners often do not become aware of such offers until shortly before they are scheduled to expire or even after they have expired.  Accordingly, our general partners do not have sufficient time to advise limited partners of their position on the tender.  As a general policy, our managing general partner shall use its discretionary rights to reject any transfers of units and will not permit the transfer of any unit in connection with a tender offer if:  (i) we are not provided with a copy of the bidder’s offering materials, including amendments thereto, simultaneously with their distribution to the limited partners; (ii) the offer does not provide for withdrawal rights at any time prior to the expiration date of the offer and, if payment is not made by the bidder within 60 days of the date of the offer, after such 60 day period; and (iii) the offer is not open for at least 20 business days and, if a material change is made to the offer, for at least 10 business days following such change.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning each filer and any person, including any “group,” who is known by the Partnership to be the beneficial owner of more than five percent of the issued and outstanding units of limited partner interests at _________, 2010, the date of the mailing of this information statement.  As of _________, 2010, 590 units were outstanding and held by 485 holders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Total Units Issued and Outstanding
ERI/Presidential Holding LLC(1)	0	**
ERI/Presidential Merger Sub Limited Partnership(1)	0	**
Winthrop Financial Co., Inc. (1)	0	**
Linnaeus-Phoenix Associates Limited Partnership(2)	0	**
DCA Adolphus LLC(2)	0	**
Equity Resource Arlington Fund Limited Partnership(1)	26	4.4%
Equity Resource Brattle Fund Limited Partnership(1)	2	0.3%
Equity Resource Dover Fund Limited Partnership(1)	6.5	1.1%
Equity Resource Franklin Fund LLC(1)	16.0477	2.7%
Equity Resource Lexington Fund Limited Partnership(1)	7.4643	1.3%
Equity Resource Plymouth Fund LLC(1)	16.5892	2.8%
Eggert Dagbjartsson(1)	0	**
Victor J. Paci(1)	0	**
Andrew Prague(1)	0	**
ERI/WIN GP LLC(1)	0	**
ERF Manager LLC(1)	0	**
Equity Resource Fund XXIV, LLC(1)	0	**
ERF Fund XXIV GP LLC(1)	0	**
Equity Resource Investments, LLC(1)	0	**
All directors and executive officers as a group	0	**

(1) The address is c/o Equity Resources LLC, 1280 Massachusetts Avenue, 4th Floor, Cambridge, MA 02138.

(2)  The address is7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, MA 02114.

** Indicates less than one percent.

LIMITED PARTNERS SHARING AN ADDRESS OR HOUSEHOLD

Only one copy of this information statement is being delivered to multiple holders of limited partnership Units sharing an address unless we have received instructions to the contrary from one or more of the holders.  We will deliver promptly upon written or oral request a separate copy of this Information statement to any holder at a shared address to which a single copy of this document was delivered.  To receive a separate copy of this information statement, or if two shareholders sharing an address have received two information statements and desire to only receive one, you may write to the Equity Resource Investments, LLC, 1280 Massachusetts Avenue, 4th Floor, Cambridge, MA 02138: Attention:  Presidential, Telephone (877) 871-7445.

FORWARD LOOKING STATEMENTS

Statements contained herein that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions or strategies regarding the future.  We caution you not to place undo reliance on any forward-looking statements made by, or on behalf us in this information statement or in any of our filings with the SEC or otherwise.  Additional information with respect to factors that may cause our results to differ materially from those contemplated by forward-looking statements is included in our current and subsequent filings with the SEC.  See “—Where You Can Find More Information” below.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith we file periodic reports and other information with the SEC.  Such reports and other information can be inspected and copied at the public reference facilities of the SEC at Room 100 F Street, N.E., Washington, D.C., 20549.  Copies of such materials can also be obtained at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C., 20549.  You may obtain information on the operations of the SEC’s public reference room in Washington, DC by calling the SEC at 1-800-SEC-0330.  In addition, such reports and other information are available from the Edgar filings obtained through the SEC’s Internet Website, htp://www.sec.gov.

You may also obtain a copy of the merger agreement, without charge, from the managing general partner at 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138, Attention: Presidential, Telephone (877) 871-7445.  If you would like to request from us any of the documents we have previously filed with the SEC, you must do so at least 10 business days before the last date on which ballots will be accepted by the Partnership in order to receive timely delivery of those documents prior to such date.  Documents we have previously filed with the SEC, excluding any exhibits to those documents, are also available from us, without charge, at the following address:

Presidential Associates I Limited Partnership
c/o Winthrop Financial Co., Inc.
1280 Massachusetts Ave., 4h Floor
Cambridge, MA 02138
Telephone (877) 871-7445

You should rely only on the information contained or incorporated by reference in this information statement when voting your units of limited partnership interest on the adoption of the merger agreement and the approval of the merger.  We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in this information statement.

The managing general partner has supplied all information contained in this information statement relating to the Partnership and the managing general partner .  ERI has supplied all information contained in this information statement relating to ERI, Parent and Merger Subsidiary.

This information statement is dated ___________, 2010.  You should not assume that the information contained in this information statement is accurate as of any date other than that date, and the mailing of this information statement to limited partners does not create any implication to the contrary.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The information incorporated by reference in this information statement as listed below is considered to be a part of this information statement, except for any information that is modified or superseded by information that is included directly in this information statement or by a document subsequently filed with the SEC.  Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this information statement.

This information statement incorporates by reference the documents listed below that the Partnership has previously filed with the SEC.  They contain important information about the Partnership and its financial condition.

1.	Our Annual Report on Form 10-K for the year ended December 31, 2008 as filed on April 14, 2009.

2.	Our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 as filed on May 15, 2009.

3.	Our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009 as filed on August 14, 2009.

4.	Our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 as filed on November 13, 2009.

Also incorporated by reference are additional documents that the Partnership may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this information statement and prior to the last date on which ballots required hereunder will be accepted by the Partnership.  These documents include periodic reports, such as annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

EXHIBIT A

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP

BALLOT

This vote is solicited on behalf of Presidential Associates I Limited Partnership, through Winthrop Financial Co., Inc., its managing general partner.

The undersigned, a limited partner of Presidential Associates I Limited Partnership (the “Partnership”), and the holder of units of limited partnership interest (the “Units”) in the Partnership, acting with respect to all of the Units owned by the undersigned, hereby votes:

?	FOR	?	AGAINST	?	ABSTAINS

to the adoption of the merger agreement and the approval of the merger as described in the Partnership’s Information Statement Furnished in Connection with the Solicitation of Consents, dated  ________, 2010, and agrees to report the transaction as a sale of Units at the effective time of the merger for U.S. federal income tax purposes.

IF NO ELECTION IS SPECIFIED, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED BALLOT WILL BE DEEMED TO BE A VOTE “FOR” THE PROPOSAL.

The undersigned hereby acknowledges receipt of the Information Statement Furnished in Connection with the Solicitation of Consents, dated ___________, 2010.

A fully completed, signed and dated copy of this ballot must be sent to the Partnership by mail or overnight courier to the respective address specified below, or by fax to the fax number specified below, prior to 5:00 p.m., New York City time on ________ __, 2010.

Once completed and signed, this ballot should be sent to Presidential Associates I Limited Partnership, by mail or by overnight courier to 1280 Massachusetts Ave., 4th Floor, Cambridge, Massachusetts 02138 or by fax to (617) 570-4710.

Dated:______________, 20__	By:

If held jointly:	Please Print Name
By:

Please Print Name

Please sign exactly as you hold your Units.  When signing as an attorney-in-fact, executors, administrator, trustee or guardian, please give your full title.  If an interest is jointly held, each holder must sign.  If a corporation, please sign in full corporate name by a duly authorized officer.  If a partnership, please sign in partnership name by a duly authorized person.

EXHIBIT B

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER, dated as of December 4, 2009 (this “Agreement”), is by and among (a) ERI/PRESIDENTIAL LLC, a Massachusetts limited liability company (the “Parent”), (b) ERI/PRESIDENTIAL MERGER SUB LIMITED PARTNERSHIP, a Maryland limited partnership (“Merger Sub”), (c) PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP, organized under the laws of the State of Maryland (the “Partnership”), and (d) WINTHROP FINANCIAL CO., INC. (the “Managing General Partner”), as the managing general partner of the Partnership.

WHEREAS, the parties to this Agreement have agreed to consummate the business combination and other transactions provided for herein, which each of the parties hereto deems to be advisable and in the best interests of their respective partners or stockholders, as the case may be;

WHEREAS, §10-208 of the Maryland Revised Uniform Limited Partnership Act (the “Act”) permits Maryland limited partnerships to merge with other limited partnerships;

WHEREAS, Merger Sub and the Partnership now desire to merge, following which the Partnership shall be the surviving entity;

NOW THEREFORE, in consideration of the premises, and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

THE MERGER

1.01 Surviving Entity.  In accordance with the provisions of this Agreement and the Act, at the Effective Time (as defined below), Merger Sub shall be merged with and into the Partnership (the “Merger”), and the separate legal existence of Merger Sub shall cease.  The Partnership shall be the surviving entity in the Merger and shall continue its legal existence under the laws of the State of Maryland under the name it possesses immediately prior to the Effective Time (i.e., Presidential Associates I Limited Partnership).

1.02 Effect of the Merger.

(a) Upon the Effective Time, for all purposes of law, all of the rights, privileges and powers of Merger Sub and the Partnership shall have merged, and all their property, real, personal and mixed, and all the debts due on whatever account to any of them, as well as all other things and other causes of action belonging to any of them, shall be transferred to, vested in and devolve on the Partnership as the surviving entity of the Merger, without further act or deed, and all claims, demands, property and other interest shall be the property of the Partnership, and the title to all real estate vested in either of Merger Sub or the Partnership shall not revert or be in any way impaired by reason of the Merger, but shall be vested in the Partnership.

(b) Upon the Effective Time, all rights of creditors and all liens upon any property of either of Merger Sub or the Partnership shall be preserved unimpaired, and all debts, liabilities and duties of each of Merger Sub and the Partnership that have merged shall thenceforth attach to the Partnership, and may be enforced against it as the surviving entity to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

1.03 Additional Actions.  If, at any time after the Effective Time, the Partnership shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Partnership its right, title or interest in, to or under any of the rights, properties or assets of Merger Sub acquired or to be acquired by the Partnership as a result of, or in connection with, the Merger or to otherwise carry out this Agreement, the general partners of the Partnership shall and will be authorized to execute and deliver, in the name and on behalf of Merger Sub and the Partnership or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of Merger Sub and the Partnership or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Partnership or to otherwise carry out this Agreement.

1.04 Effective Time; Conditions.  In the event of, and as soon as is practicable after, the satisfaction or waiver of the conditions set forth in Article VI hereof, the parties hereto will cause the Merger to be consummated by filing, with the State Department of Assessments and Taxation of Maryland (the “SDAT”), Articles of Merger in substantially the form attached hereto as Exhibit A (the time of acceptance for record of such filing by the SDAT or such later time (not to exceed thirty (30) days thereafter) as is specified in such Articles of Merger being the “Effective Time”) under the Act.  Contemporaneously with the filing referred to in this Section 1.04, a closing (the “Closing”) will be held at 10:00 a.m. (Eastern Time) at the offices of Equity Resource Investments, LLC, 1280 Massachusetts Ave., Cambridge, Massachusetts 02138 or at such other time and location as the parties may establish for the purpose of confirming all the foregoing.  The date of the Closing is referred to as the “Closing Date.”

1.05 Effect on Outstanding Interests.

(a) Partnership Interests in Merger Sub.  By virtue of the Merger, automatically and without any action on the part of the holder thereof, (i) the limited partnership interest(s) in Merger Sub outstanding immediately prior to the Effective Time shall be converted into a number of Limited Partnership Units equal to the total number of Limited Partnership Units outstanding at the Effective Time and (ii) general partnership interest(s) in Merger Sub outstanding immediately prior to the Effective Time shall be terminated.

(b) Partnership Interests in the Partnership.

(i) Limited Partnership Units.  By virtue of the Merger, automatically and without any action on the part of the holder thereof, each Limited Partnership Unit outstanding immediately prior to the Effective Time, other than Dissenting Units (as defined in Section 1.07 below), shall be cancelled and extinguished and be automatically converted into, and become the right to receive, and each Eligible Limited Partner shall be entitled to receive, subject to the requirements set forth in Section 1.08, from Parent or Merger Sub, an amount per unit in cash equal to the Limited Partnership Unit Amount.

(ii) General Partnership Units. By virtue of the Merger, automatically and without any action on the part of the holder thereof, the managing general partnership interests in the Partnership and the other remaining general partnership interests outstanding immediately prior to the Effective Time (collectively the “General Partnership Interests”) shall remain outstanding immediately after the Effective Time as General Partnership Interests in the Partnership, as they existed immediately prior to the Effective Time, and no payment shall be made with respect thereto.

(iii)           Termination of Rights.  After the Effective Time, holders of Limited Partnership Units will cease to be, and will have no rights as, limited partners of the Partnership, and such holders’ rights will consist only of, (A) in the case of Limited Partnership Units other than Dissenting Units, the right to receive the consideration provided for in this Section 1.05 in respect of such units, and (B) in the case of Dissenting Units, the rights afforded to the holders thereof under the applicable provisions of the Act.  Notwithstanding anything to the contrary in this Agreement, after the Effective Time, none of the Partnership, Parent or the Managing General Partner shall be liable to any holders of Limited Partnership Units for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(c) Dissenting Units.  The holders of Dissenting Units, if any, shall be entitled to payment for such units only to the extent permitted by and in accordance with the provisions of the Act;  provided, however, that if, in accordance with the applicable provisions of the Act, any holder of Dissenting Units shall forfeit such right to payment of the fair value of such units, such holder shall be bound by the terms of the Merger and such units shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration described in Section 1.05(b)(i) hereof (and the holder of such units may be treated as an Eligible Limited Partner hereunder).

(d) Tax Treatment.  For federal income tax purposes, the parties to this Agreement agree to treat the Merger Consideration paid to holders of Limited Partnership Units as consideration paid by Merger Sub and/or Parent to purchase the Limited Partnership Units outstanding immediately prior to the Effective Time, other

(e) than Limited Partnership Units held by persons who perfect their dissenters rights under Maryland law (and thereby hold Dissenting Units) and who do not effectively withdraw or lose their dissenters rights.

1.06 Other Transactions.

(a) Immediately at and after the consummation of the Merger, for purposes of clarification, the general partners of the Partnership shall continue to be the general partners of the Partnership, and each Limited Partner after the Effective Time, including Parent, hereby consents thereto.

(b)           Promptly after the Closing, the general partners of the Partnership shall amend and restate the Amended and Restated Limited Partnership Agreement and Certificate of Amendment of the Partnership that is in effect immediately prior to the Effective Time (the “Partnership Agreement”) to reflect, among other things, the transactions contemplated hereby.

1.07 Dissenting Units.

(a) Notwithstanding any provision of this Agreement to the contrary, holders of Limited Partnership Units which are entitled to dissenter’s rights in connection with the Merger under the Act (collectively, “Dissenting Units”) shall not be converted into or represent the right to receive the Merger Consideration.  Such holders shall be entitled to receive in cash payment of the fair value of such Dissenting Units held by them in accordance with and as provided by the provisions of the Act, except that all Dissenting Units held by holders who shall have failed to perfect or who effectively shall have withdrawn or lost their rights to the payment of fair value for such units under the Act shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration described in Section 1.05(b)(i), without any interest thereon.

(b) All parties hereto shall give Parent and the Managing General Partner (i) prompt notice of any demand for payment of fair value received by such party, the withdrawals of any such demand, and any other instrument served pursuant to the Act and received and (ii) the opportunity to participate in all negotiations and proceedings with respect to demands for payment of fair value under the Act.  No party to this Agreement shall, except with the prior written consent of Parent, which shall not be unreasonably withheld, make any payment with respect to any demands for payment of fair value or offer to settle or settle any such demands; provided, however, that if Parent withholds consent to a recommendation from the Managing General Partner or the Partnership for payment or settlement of any such demand, then Parent shall provide a written undertaking to indemnify and hold harmless the Partnership and the Managing General Partner from any and all amounts, including, but not limited to, attorneys’ fees, which may be awarded to the holders of such Dissenting Units in respect of such Dissenting Units, to the extent that the amount of such award is in excess of the amount which the Managing General Partner or Partnership had proposed to pay or offer to pay to the holder of such Dissenting Units.

1.08 Payment of Merger Consideration.

(a) Promptly after the Effective Time, Parent shall mail to each holder of Limited Partnership Units a notice and form of letter of transmittal and instructions to advise each Eligible Limited Partner of the effectiveness of the Merger and the procedures for obtaining the Merger Consideration, which letter of transmittal will include a release of all claims that such holder may have against the Partnership, Parent (and its Affiliates) and the Managing General Partner and the Associate General Partner (and their respective Affiliates) arising in connection with the Partnership.  Upon the surrender to the Managing General Partner of such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, such holder shall receive the Merger Consideration, without any interest thereon; and the Limited Partnership Units, to the extent certificated, shall be cancelled.  Each of the parties hereto (as may be appropriate under the circumstances), shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code (including, without limitation under Code Section 1445 or Code Section 3406), or any provision of state, local or foreign tax law.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such person in respect of which such deduction and withholding was made.  If any Merger Consideration is to be paid to a Person other than the Person in whose name a Limited Partnership Unit is registered with the Partnership, it shall be a condition to such payment that the Person requesting such payment shall pay to the Partnership any transfer or other taxes required by reason of the payment of such Merger Consideration to a Person other than that of the registered holder of such Limited Partnership Unit, or such Person shall establish to the satisfaction of the Managing General Partner that such tax has been paid or is not applicable.  Notwithstanding the foregoing, no party hereto shall be liable to a holder of units for any Merger Consideration delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

(b) Parent will promptly deliver the Merger Consideration to each Eligible Limited Partner upon receipt from such Eligible Limited Partner of the appropriately completed transmittal form.  Until a transmittal form is properly delivered, an Eligible Limited Partner will not be entitled to payment of any Merger Consideration.  All costs and expenses of the disbursing agent will be paid by the Partnership prior to the Merger.

(c) At and after the Effective Time, there shall be no transfers on the partnership books of the Partnership of the units which were outstanding immediately prior to the Effective Time (other than units held by Parent or its Affiliates).

(d) The provisions of this Section 1.08 shall also apply to Dissenting Units that lose their status as such.

ARTICLE II

THE SURVIVING ENTITY

2.01 Certificate of Limited Partnership.  At the Effective Time, the Certificate of Limited Partnership of the Partnership, as in effect immediately prior to the Effective Time, shall continue to be the Certificate of Limited Partnership of the Surviving Entity and the Partnership Agreement, as in effect immediately prior to the Effective Time, shall be the Limited Partnership Agreement of the Surviving Entity (as amended and restated as contemplated by Section 1.06(b)).

2.02 Purposes of Surviving Entity.  As of the Effective Time, the purposes of the Surviving Entity shall be as stated in the Partnership Agreement.

2.03 General Partners.  At and after the Effective Time, the general partners of the Partnership shall continue to be the general partners of the Surviving Entity, subject to the terms of the Partnership Agreement as amended and restated as contemplated by Section 1.06(b).

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT

Parent hereby represents and warrants to the Partnership and the Managing General Partner as follows:

3.01 Organization.

(a) Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.  As of the Effective Time, Equity Resource Investments, LLC will be the only member of Parent.

(b) Merger Sub is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Maryland.  From the date of its formation to the Closing Date, Merger Sub will not engage in any material activities other than in connection with, or as contemplated by, this Agreement.  Merger Sub has been or will be formed solely for the purpose of effectuating the Merger.  As of the Effective Time, Parent will be the only limited partner of Merger Sub.

3.02 Authority; No Violation.

(a) Parent has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  Merger Sub has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the requisite partners of Parent and Merger Sub.  No other proceedings on the part of Parent or Merger Sub are necessary to consummate the transactions contemplated by this Agreement.  This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and (assuming due authorization, execution and delivery by the Partnership and the Managing General Partner) constitutes the valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except that enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except that enforcement hereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies.

(b) Neither the execution and delivery by Parent and Merger Sub of this Agreement, nor the consummation by Parent and Merger Sub of the transactions contemplated hereby, nor compliance by Parent and Merger Sub with any of the terms or provisions hereof, will, assuming that the consents and approvals referred to in Section 3.03 hereof are duly obtained, (i) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent or Merger Sub or any of their respective properties or assets, or, (ii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Parent or Merger Sub under, any of the terms, conditions or provisions of (x) the certificate of limited partnership, partnership agreement or other equivalent documents of Parent or Merger Sub, or (y) except as would not have a material adverse effect on Parent or Merger Sub, their assets or their business, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Parent or Merger Sub is a party thereto, or by which Parent or Merger Sub or any of their respective properties or assets may be bound or affected.

3.03 Consents and Approvals.  Except for consents, waivers or approvals of, notices to or filings or registrations with the SDAT under the Act, no consents, waivers or approvals of, notices to or filings with any public body or authority are necessary, and no consents or approvals of any third parties are necessary, in connection with (i) the execution and delivery by Parent and Merger Sub of this Agreement, or (ii) the consummation by Parent of the transactions contemplated by this Agreement, including the Merger.

3.04 Legal Proceedings.  There is no suit, action or proceeding pending or, to the knowledge of Parent, threatened, against Parent or Merger Sub or any other Affiliate of Parent or challenging the validity or propriety of the transactions contemplated by this Agreement, as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would, individually or in the aggregate, materially adversely affect Parent’s or Merger Sub’s ability to perform its obligations under this Agreement.

3.05 Broker’s Fees.  Neither Parent, Merger Sub nor any of their respective partners, officers, directors, employees or agents has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement.

3.06 Financing.  Parent has available to it sources of capital and financing sufficient to fulfill its obligations under this Agreement and to consummate all of the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP,
AND THE MANAGING GENERAL PARTNER

Managing General Partner and the Partnership (as to itself only) hereby represent and warrant to Parent as follows:

4.01 Organization.

(a) Winthrop Financial Co., Inc. is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.  The Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Maryland. Winthrop Financial is the sole managing general partner of the Partnership.

(b) The Partnership has all requisite power and authority to carry on its business as it is now being conducted.  The Partnership is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where such failure to be licensed or qualified does not have a material adverse effect on the Partnership or its assets or business.

4.02 Partnership Interests; Capitalization.  Schedule 4.02 attached hereto sets forth a list of all holders of General Partnership Units and a list of the holders of record of Limited Partnership Units on and as of December 4, 2009 (collectively, the “Partners”), in each case indicating the type of Partner, the percentage partnership interest in, and number of units of the Partnership held by such holder.  The persons listed as Partners are the only partners of the Partnership as of the date hereof.  A true and complete copy of the Partnership Agreement has been provided to Parent.  Except as set forth in Schedule 4.02 attached hereto, to the knowledge of Managing General Partner, no other Person, other than the Partners, has of record, beneficially or otherwise, any ownership interest, or right to acquire any ownership interest, whether directly or indirectly, in the Partnership.  Except as described in Schedule 4.02 attached hereto, the Partnership does not have and is not bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the Partnership to issue, deliver or sell, or cause to be issued, delivered or sold any partnership interest in the Partnership or any securities convertible into, exchangeable for or representing the right to subscribe for, purchase or otherwise receive any partnership interest in the Partnership or obligating the Partnership to grant, extend or enter into any such subscriptions, options, warrants, calls, commitments or agreements.  There are no outstanding contractual obligations of the Partnership to repurchase, redeem or otherwise acquire any partnership interest of the Partnership.

4.03 Authority; No Violation.

(a) The Partnership and the Managing General Partner have all requisite power and authority to enter into this Agreement and to perform its obligations hereunder and, subject to obtaining Limited Partner Consent, to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement by the Partnership and the Managing General Partner, the performance by each of them of their respective obligations hereunder, and the consummation by each of them of the transactions contemplated hereby have been duly and validly authorized by the Managing General Partner and no other action on the part of the Partnership or the Managing General Partner is necessary to authorize this Agreement or to consummate the transactions contemplated hereby (other than, with respect to the Merger, obtaining Limited Partner Consent).  The Partnership and the Managing General Partner have approved this Agreement and the transactions contemplated hereby.  This Agreement has been duly and validly executed and delivered by the Partnership and the Managing General Partner, and (assuming due authorization, execution and delivery by Parent and Merger Sub) this Agreement constitutes the valid and binding obligations of each such person, enforceable against such person in accordance with its terms, except that enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting enforcement of creditors’ rights generally and except that enforcement hereof may be subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the availability of equitable remedies.

(b) Neither the execution and delivery of this Agreement by the Partnership or the Managing General Partner, nor the consummation by any of them of the transactions contemplated hereby, nor compliance by any of them with any of the terms or provisions hereof, will, assuming that the consents and approvals referred to in Section 4.04 are duly obtained, (i) violate any statute, code, ordinance, rule, regulation, license, judgment, order, writ, decree or injunction applicable to any of them or any of their respective properties or assets, or (ii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of any of them under, any of the terms, conditions or provisions of (x) the Partnership Agreement, certificate of partnership or other charter document of like nature of each of them, or (y) except as would not have a material adverse effect on any of them, their assets or their business, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement, or other instrument or obligation to which any of them is a party thereto, or by which they or any of their respective properties or assets may be bound or affected.

4.04 Consents and Approvals. Except for consents, waivers or approvals of, notices to or filings or registrations with the SDAT under the Act, no consents, waivers or approvals of, notices to or filings with any public body or authority are necessary, and no consents or approvals of any third parties (which term does not include the Partners) are necessary, in connection with (i) the execution and delivery by the parties (other than Parent or the Managing General Partner) of this Agreement or (ii) the consummation by the parties (other than Parent or the General Partners) of the transactions contemplated by this Agreement, including the Merger.  The affirmative vote of holders of a majority of the Limited Partnership Units and of holders of 100% of the General Partnership Units are the only votes of the holders of any class or series of partnership interests of the Partnership necessary under the terms of the Partnership Agreement and the Act to approve this Agreement and the transactions contemplated hereby.

4.05 Broker’s Fees.  None of the Partnership or the Managing General Partner, nor any Affiliates of any of them, or their partners, officers, employees or agents, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with any of the transactions contemplated by this Agreement.

4.06 Legal Proceedings.  There is no suit, action or proceeding pending or, to the knowledge of the Managing General Partner, threatened, against the Partnership or the Managing General Partner challenging the validity or propriety of the transactions contemplated by this Agreement, as to which there is a reasonable probability of an adverse determination and which, if adversely determined, would materially adversely affect any such Person’s ability to perform its obligations under this Agreement.

4.07 Ownership of Real Property and Assets.  The Partnership has good and marketable title to all of its assets and properties, whether real or personal, tangible or intangible.

4.08 SEC Documents.  Each of the filings made by the Partnership with the Securities and Exchange Commission pursuant to and under the Exchange Act (collectively, the “SEC Documents”), as of their respective filing dates, complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates, except to the extent such statements have been modified or superseded by later SEC Documents filed by the Partnership.  The consolidated financial statements contained in the Partnership’s Quarterly Reports on Form 10-QSB for the periods ended March 31, 2009, June 30, 2009 and September 30, 2009 (the “2009 Form 10-QSBs”) are true and correct in all material respects, and have been prepared in accordance with GAAP consistently applied.  The balance sheet set forth in each 2009 Form 10-QSB fairly and accurately presents the financial condition of the Partnership as of the date thereof, and the statements of income, partners’ equity and cash flows set forth in each 2009 Form 10-QSB fairly and accurately present the results of operations of the Partnership for the respective periods covered thereby.

4.09 Tax Status.  None of the Partnership or Presidential Towers Ltd., an Illinois limited partnership is, nor has any of them ever been, a “publicly traded partnership” within the meaning of Section 7704 of the Code.

ARTICLE V

COVENANTS OF THE PARTIES

5.01 Conduct of the Partnership and the Managing General Partner.  During the period from the date of this Agreement to the earlier of the Effective Time or the date of termination of this Agreement, and except as may be required or specifically permitted pursuant to this Agreement, the Partnership shall (and the Managing General Partner shall cause the Partnership to):

(a) conduct its business only in the ordinary and usual course of business consistent with past practices, which shall include without limitation (i) refraining from any of the activities described in Section 5.01(b) below and (ii) not entering into any transactions except in the ordinary and usual course of business consistent with past practices, and (iii) complying with the following covenants:

(A)           maintaining its partnership existence and good standing;

(B)           using all reasonable efforts to maintain in full force and effect insurance generally comparable in amount and in scope of coverage to that now maintained by it; and

(C)           complying with and performing in all material respects its obligations and duties (y) under contracts, leases and documents relating to or affecting its assets, properties and business and (z) imposed upon it by all federal, state and local laws and all rules, regulations and orders imposed by federal, state or local governmental authorities, judicial orders, judgments, decrees and similar determinations;

(b) except as expressly permitted by Section 5.02 hereof, not, without the prior written consent of Parent:

(i) engage or participate in any material transaction or incur or sustain any material obligation or liability except in the ordinary, regular and usual course of its business consistent with past practices; or

(ii) sell, lease, transfer, assign, encumber or otherwise dispose of or enter into any material contract, agreement or understanding to lease, transfer, assign, encumber or dispose of, any of the Real Property.

(c) promptly notify Parent of any emergency or other material change in the operations of the Partnership’s assets or properties and of any governmental complaints, investigations or hearings (or written communications indicating that the same may be contemplated);

(d) not make any distribution of proceeds relating to a Capital Event or any other distributions of cash or proceeds, except as required by the Partnership Agreement prior to the Effective Time;

(e) not propose, adopt or approve any amendments to the Partnership’s Certificate of Limited Partnership or the Partnership Agreement or other organizational documents except to the extent that such amendment would not have an adverse effect on the value or operation of the Partnership from and after the Effective Time, and not to enter into any new agreement, document or arrangements or amend or modify any existing agreement, document or arrangement that would prohibit or restrict the performance of the transactions contemplated by this Agreement;

(f) not admit any new partner except in connection with transfers of Limited Partnership Units outstanding as of the date of this Agreement nor issue any new partnership units (whether Limited Partnership Units or General Partnership Units);

(g) not grant, confer or award any options, warrants, conversion rights or other rights not existing on the date hereof to acquire any partnership interest; and

(h) not purchase, redeem or otherwise acquire any partnership interest.

Notwithstanding the foregoing, the Managing General Partner shall be permitted to cause the Partnership to take any of the actions described in subclauses (b), (e), (f), (g) or (h) of this Section 5.01 if the Managing General Partner determines in good faith, after consultation with and receipt of advice from outside counsel, that it is necessary to do so in order to comply with its fiduciary duties to partners under applicable law; provided, that, prior to taking any such actions, the Managing General Partner shall notify and consult with Parent; provided, however, that if Parent objects to the taking of any such actions and the Managing General Partner causes the Partnership to take any of such actions notwithstanding such objection, Parent shall be entitled to terminate this Agreement by delivering written notice thereof to the Managing General Partner and the Partnership.

5.02 Limited Partner Consent.  In consultation with Parent and Merger Sub, the Managing General Partner will cause the Partnership to, as promptly as practicable after the date hereof, take all steps necessary to seek, and use its reasonable efforts to obtain, the consent of the associate general partner of the Partnership as well as the consent of holders of Limited Partnership Units (the “Limited Partners”) holding at least a majority of the Limited Partnership Units, in accordance with the Act, to the Merger, the terms and provisions of this Agreement, and the transactions contemplated hereby (the “Limited Partner Consent”).  Parent and the Managing General Partner shall cooperate with each other in the preparation of all documents to be delivered to the Limited Partners in connection with seeking and obtaining the Limited Partner Consent.  Parent and the Managing General Partner shall vote, and shall cause its Affiliates to vote, all Limited Partnership Units and General Partnership Units held by each of them and their Affiliates in favor of this Agreement and the Merger.

5.03 Consents.  Each of the Partnership, the Managing General Partner, Merger Sub and Parent will cooperate with one another and use all reasonable efforts to, as promptly as practicable, prepare all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of governmental agencies and authorities and nongovernmental third parties which are necessary or appropriate to consummate the transactions contemplated by this Agreement, including without limitation, the consent of any mortgage lender to the Partnership (such nongovernmental third party approvals hereinafter referred to as, “Third Party Consents”).

5.04 Proxy Solicitor.  At the request of Parent, at any time prior to the Closing, the Partnership shall retain a proxy solicitor (or other similar service) chosen by Parent at Parent’s sole discretion in order to obtain the consents and approvals required to be obtained in order to consummate the transactions contemplated by this Agreement.  The parties hereto shall coordinate all efforts in connection with the activities of any such proxy solicitor.  Parent shall be responsible for the fees and expenses of any such proxy solicitor.

5.05 Further Assurances.  Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to, as promptly as practicable, take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.  In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, the parties hereto shall use reasonable efforts to take all such necessary action.

ARTICLE VI

CLOSING CONDITIONS

6.01 Conditions to Each Party’s Obligations.  The respective obligations of each party under this Agreement shall be subject to the fulfillment at or prior to the Effective Time of the following conditions, none of which may be waived:

(a) Governmental Consents.  All authorizations, consents, orders or approvals of, declarations or filings with or notices to, and all expirations of waiting periods imposed by, any governmental or regulatory authority or agency, which are necessary for the consummation of the Merger, shall have been filed, occurred or been obtained (all such authorizations, orders, declarations, approvals, filings, notices and consents and the lapse of all such waiting periods being referred to as the “Requisite Regulatory Approvals”), and all such Requisite Regulatory Approvals shall be in full force and effect.

(b) No Injunctions or Restraints.  No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or the other transactions contemplated by this Agreement shall be in effect.

(c) Limited Partner Consent.  Limited Partner Consent shall have been obtained.

(d) General Partner Consent. The consent of all general partners shall have been obtained.

6.02 Conditions to the Obligations of Parent.  The obligations of Parent under this Agreement shall be further subject to the satisfaction (or waiver by Parent), at or prior to the Effective Time, of the following conditions:

(a) No Change.  The business, assets or properties of the Partnership (including the business, assets and properties of the Local Limited Partnerships) shall not have been, and shall not be threatened to be, adversely affected in any way as a result of fire, explosion, earthquake, disaster, labor trouble or dispute, change in business organization, any action by the United States or any other governmental authority, flood, drought, embargo, riot, civil disturbance, uprising, activity of armed forces or act of God or public enemy.  There shall not have occurred any material adverse change in the condition, operations, business, prospects or assets of the Partnership or imposition of any laws, rules or regulations which would materially adversely affect the condition (financial or otherwise), operations, business, prospects or assets of the Partnership.

(b) Representations and Warranties; Performance of Obligations.  The obligations of the Partnership and the Managing General Partner required to be performed by each of them at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of the Partnership and the Managing General Partner contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made at and as of the Effective Time (except as otherwise specifically contemplated by this Agreement, except as to any representation or warranty which specifically relates to an earlier date).

(c) Certificates.  The Managing General Partner, on behalf of itself and as the Managing General Partner of the Partnership shall deliver a certificate, executed by an officer or other authorized person, to the effect that the conditions set forth in this Section 6.02 have been fulfilled, and the representations and warranties set forth herein, are true and correct on and as of the Closing Date.

(d) Third-Party Consents.  All Third Party Consents shall have been received, obtained or made and shall be in full force and effect.

(e) Securities Law Compliance.  Parent shall be satisfied that the Merger and the payment of the Merger Consideration shall be conducted in material compliance with all applicable federal and state securities laws.

(f) Other Instruments.  In addition to the foregoing, on behalf of itself and/or the Partnership, the Managing  General Partner will furnish Parent with such additional certificates, instruments or other documents in the name or on behalf of the Partnership, or in its own name, including without limitation certificates or correspondence of governmental agencies or authorities or nongovernmental third parties, to evidence fulfillment of the conditions set forth in this Section 6.02 as Parent may reasonably request.

6.03 Conditions to the Obligations of the Partnership and the Managing General Partner.  The obligations of the Partnership and the Managing General Partner under this Agreement shall be further subject to the satisfaction (or waiver by the Managing General Partner), at or prior to the Effective Time, of the following conditions:

(a) Representations and Warranties; Performance of Obligations.  The obligations of Parent and Merger Sub required to be performed by each at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Effective Time as though made at and as of the Effective Time (except as otherwise specifically contemplated by this Agreement and except as to any representation or warranty which specifically relates to an earlier date), and the Managing General Partner shall have received a certificate to that effect signed by an officer of Parent and Merger Sub.

(b) Third-Party Consents.  All Third Party Consents shall have been received, obtained or made and shall be in full force and effect.

(c) Other Instruments.  In addition to the foregoing, Parent will furnish the Partnership and the Managing General Partner with such additional certificates, instruments or other documents in the name or on behalf of Parent, executed by appropriate officers or others, including without limitation certificates or correspondence of governmental agencies or authorities or nongovernmental third parties, to evidence fulfillment of the conditions set forth in this Section 6.03 as the Partnership and the Managing General Partner may reasonably request.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

7.01 Termination.  This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of this Agreement and the transactions contemplated hereby by the Limited Partners:

(a) by mutual consent of all of the parties to this Agreement in a written instrument;

(b) by either Parent and Merger Sub, on the one hand, or the Managing General Partner and the Partnership, on the other hand, if any governmental authority that must grant a Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any governmental authority of competent jurisdiction shall have issued a final nonappealable order permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

(c) by either Parent and Merger Sub, on the one hand, or the Managing General Partner and the Partnership, on the other hand (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), in the event of a material breach by the other party of any representation, warranty, covenant or other agreement contained herein which breach is not cured after thirty (30) days written notice thereof is given to the party committing such breach;

(d) by either Parent and Merger Sub, on the one hand, or the Managing General Partner and the Partnership, on the other hand, if the Limited Partner Consent has not been obtained by April 30, 2010 (provided that the failure to obtain such Limited Partner Consent is not attributable to a breach by any party hereto, for which the right to terminate arises under subsection (c) above) or the Effective Time has not occurred by April 30, 2010;

 (f)           by Parent in the event it exercises its right to terminate pursuant to Section 5.01; or

 (g)          by Parent in the event of a breach by the Managing General Partner (or the Partnership) and/or their Affiliates of the covenants in Section 5.02 hereof (except for a single inadvertent breach which has not adversely affected the consummation of the transactions set forth in this Agreement).

7.02 Effect of Termination.  In the event of termination of this Agreement by either Parent or the Managing General Partner, as provided in Section 7.01, this Agreement shall forthwith become void and have no effect, and none of the parties, or any of their respective Affiliates, shall have any liability of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby, except that the provisions in this Agreement that survive the termination of this Agreement shall remain in full force and effect.  Notwithstanding any termination of this Agreement, the provisions of this Section 7.02 shall survive.

7.03 Extension; Waiver.  At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) except for the closing conditions set forth in Section 6.01(a), waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE VIII

MISCELLANEOUS

8.01 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements which by their terms apply in whole or in part after the Effective Time.

8.02 Expenses.  Except as may otherwise be agreed to hereunder or in other writing by the parties, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

8.03 Notices.  All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by telecopy, cable, telegram or telex addressed as follows:

(a)	If to Parent or Merger Sub, to: Equity Resource Investments, LLC
1280 Massachusetts Ave., 4th Fl.
Cambridge, MA 02138
Attention:                  Eggert Dagbjartsson

(b)	If to the Partnership, to: Presidential Associates I Limited
Partnership
1280 Massachusetts Ave., 4th Fl.
Cambridge, MA 02138
Attention:                  Eggert Dagbjartsson

(c)	If to the Managing General Partner, to: Winthrop Financial Co., Inc,.
                                1280 Massachusetts Ave., 4th Fl.
Cambridge, MA 02138
Attention:                  Eggert Dagbjartsson

or such other address as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

8.04 Counterparts.  This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

8.05 Entire Agreement.  This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and amends and restates all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

8.06 Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, without regard to any applicable conflicts of law principles.

8.07 Severability.  In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practicable, implements the original purposes and intents of this Agreement.

8.08 Assignment.  Neither this Agreement nor any of the rights, interests or obligations shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

8.09 Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that the provisions contained in this Agreement were not performed in accordance with its specific terms or was otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8.10 Definitions.  Except as otherwise provided herein or as otherwise clearly required by the context, the following terms shall have the respective meanings indicated when used in this Agreement:

“Affiliate” shall mean, with respect to any Person, any other Person controlling, controlled by or under common control with such Person and, with respect to Parent, any Related Entities.  As used in this definition, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise.

“Capital Event” shall mean the sale, financing, refinancing, condemnation, casualty or other similar event of or involving a Real Property or the improvements located thereon.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Eligible Limited Partners” shall mean all holders of record of Limited Partnership Units immediately prior to the Effective Time, according to the books and records of the Transfer Agent, but excluding Persons who are Affiliates of Parent and Persons who hold Dissenting Units.

“Excess Cash” shall mean all cash and cash equivalents of the Partnership after deducting for (or reserving against) all Liabilities and after deducting any and all cash relating to a Capital Event.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time, and all of the rules and regulations promulgated thereunder.

“GAAP” shall mean United States generally accepted accounting principles which are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors.

“General Partnership Unit(s)” shall mean units of general partnership interest in the Partnership.

“Liabilities” shall mean all operating liabilities of the applicable Person incurred in the ordinary course of business including, without limitation, all taxes, payroll expenses, lease obligations, trade accounts payable arising out of the operation of such Person’s business in the ordinary course of business, and all professional fees and expenses payable by such Person, in each case, which are unpaid as of the Effective Time.

“Limited Partnership Unit(s)” shall mean units of limited partnership interest in the Partnership.

“Limited Partnership Unit Amount” shall mean the quotient obtained by dividing (a)  the Purchase Price by (b) the aggregate number of Limited Partnership Units outstanding immediately prior to the Effective Time (including all units held by Parent and its Affiliates and Dissenting Units).

“Merger Consideration” shall mean the amounts or other property, if any, that any Person shall be entitled to receive as set forth in Section 1.05.

“Purchase Price” shall mean $8,600.

“Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other legal entity, or any governmental agency or political subdivision thereof.

“Related Entities” shall mean any entity for which any of Parent, the Managing General Partner or any of their respective Affiliates serve as general partner and/or investment advisor or in a similar capacity, and all mutual funds or other pooled investment vehicles or entities under the control or management of any of Parent or the general partners or the general partner or investment advisor thereof, or any Affiliate of any of them, including the Managing General Partner.

“Securities Act” shall mean the Securities Act of 1933, as amended and in effect from time to time, and all of the rules and regulations promulgated thereunder.

 “to the knowledge of the General Partners” shall mean the actual knowledge, after reasonable inquiry and investigation, of Eggert Dagbjartsson and Victor Paci.

“Transfer Agent” shall mean Phoenix Resources, the Person retained in such capacity by the Partnership.

8.12           Amendment.  Subject to compliance with applicable law, this Agreement may be amended by the parties hereto by an instrument in writing signed on behalf of each of the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed and delivered as a sealed instrument as of the date first above written.

PARENT:
ERI/PRESIDENTIAL LLC
By:	ERF Manager LLC, its Manager
By:	Equity Resource Investment, LLC, its Sole Manager

By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Manager

MERGER SUB:
ERI/PRESIDENTIAL MERGER SUB LIMITED PARTNERSHIP
By:	ERF Manager LLC, its General Partner
By:	Equity Resource Investment, LLC, its Sole Manager

By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Manager

PARTNERSHIP:
PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
By:	Winthrop Financial Co., Inc., its Managing General Partner

By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
President

MANAGING GENERAL PARTNER:
WINTHROP FINANCIAL CO., INC.

By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson,
President

EXHIBIT A

Articles of Merger

of

ERI/PRESIDENTIAL MERGER SUB LIMITED PARTNERSHIP

(a Maryland limited partnership)

into

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP

(a Maryland limited partnership)

FIRST:  ERI/Presidential Merger Sub Limited Partnership and Presidential Associates I Limited Partnership, being the limited partnerships which are parties to these Articles of Merger, hereby agree to effect a merger (the "Merger") of said limited partnerships upon the terms and conditions set forth below.

SECOND:  The name of the limited partnership to be merged into the successor limited partnership is ERI/Presidential Merger Sub Limited Partnership (the "Merging Partnership"), which is a limited partnership organized in the State of Maryland under the provisions of the Maryland Revised Uniform Limited Partnership Act.

THIRD:  The name of the successor limited partnership is Presidential Associates I Limited Partnership (the "Surviving Partnership"), which is a limited partnership organized in the State of Maryland under the provisions of the Maryland Uniform Limited Partnership Act.

FOURTH:  The principal office of the Merging Partnership in the State of Maryland is located in Baltimore City.  The Merging Partnership owns no interest in land in the State of Maryland.

FIFTH:  The principal office of the Surviving Partnership in the State of Maryland is located in Baltimore City.

SIXTH: The percentages of partnership interest of each class of partnership interest and the class of partners and the respective percentage of partnership interests in each class of partnership interest of the Surviving Partnership are as follows:

General Partnership Interests                                                                                         1%

Limited Partnership Interests                                                                                         99%

SEVENTH:  The percentages of partnership interest of each class of partnership interest and the class of partners and the respective percentage of partnership interests in each class of partnership interest of the Merging Partnership are as follows:

General Partnership Interests                                                                                         1%

Limited Partnership Interests                                                                                         99%

EIGHTH:  At the effective time of the Merger, the Merging Partnership shall be merged with and into the Surviving Partnership, the separate existence of the Merging Partnership shall cease and the Merger shall have the effects set forth in the Agreement and Plan of Merger, dated as of November 17, 2009 (the "Merger Agreement"), by and among ERI/Presidential LLC, a Massachusetts limited liability company ("Parent"), the Merging Partnership, the Surviving Partnership and its managing general partnership, and in Section 10-208 of the Maryland Revised Uniform Limited Partnership Act.  Each limited partnership unit of the Merging Partnership outstanding immediately prior to the effective time of the Merger shall be automatically converted into one limited partnership unit of the Surviving Partnership, subject to the terms of the Merger Agreement.  Each general partnership unit of the Merging Partnership outstanding immediately prior to the effective time of the Merger shall remain outstanding. Each limited partnership unit of the Surviving Partnership outstanding immediately prior to the effective time of the Merger (other than units held by holders of limited partnership units who are entitled to dissenters' rights) shall be cancelled and automatically converted into the right to receive the Limited Partnership Unit Amount (as defined in the Merger Agreement).  Each general partnership unit of the Surviving Partnership outstanding immediately prior to the effective time of the Merger shall remain outstanding.

NINETH:  The terms and conditions of the Merger set forth herein were approved by the Merging Partnership in the manner and by the vote required by its partnership agreement and the provisions of the Maryland Revised Uniform Limited Partnership Act as follows:

The Merger and the terms and conditions thereof were duly approved by the affirmative vote of the sole general partner and the affirmative vote of the sole limited partner.

TENTH:  The Merger and the terms and conditions thereof were approved by the Surviving Partnership in the manner and by the vote required by its partnership agreement and the provisions of the Maryland Revised Uniform Limited Partnership Act as follows:

The Merger and the terms and conditions thereof were duly approved by the affirmative vote all of the general partners and the affirmative vote of a majority in interest of the limited partners.

ELEVENTH:  The undersigned officer of the managing general partner of the Surviving Partnership and the undersigned managing member of the sole member of the general partner of the Merging Partnership each acknowledges these Articles of Merger to be the partnership act of the partnership on whose behalf he has signed, and further, as to all matters or facts required to be verified under oath, each acknowledges that, to the best of his knowledge, information and belief, these matters and facts relating to the partnership on whose behalf he has signed are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, these Articles of Merger have been duly executed by the parties this ____ day of ________ __.

Attest:

SURVIVING PARTNERSHIP:
PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
By:	Winthrop Financial Co., Inc., its Managing General Partner

By:
Eggert Dagbjartsson
President

MERGING PARTNERSHIP:
ERI/PRESIDENTIAL MERGER SUB LIMITED PARTNERSHIP
By:	ERF Manager LLC, its General Partner
By:	Equity Resource Investment, LLC, its Sole Manager

By:
Eggert Dagbjartsson
Manager

EXHIBIT C

Presidential Associates: Fairness Opinion of a Proposed Merger

Valuation Date: June 30, 2009

All capitalized terms used herein are defined on Exhibit 1 attached hereto.
All aggregate dollar sums are rounded to the nearest hundred.

Report delivered September 23, 2009

38 Chauncy Street  |  Suite 600
Boston | Massachusetts 02111
OFFICE 617.338.9484  |  FAX 617.338.9422

Contents

1. INTRODUCTION	4

1. A. Opinion Scope	4
1. B. Fairness of Merger: methodology	4
1. C. Opinion of Fairness	5

2. THE PARTNERSHIP	5

2. A. Origin as a real estate investment partnership	5
2. B. Ownership structure	5
2. B. 1. Dysfunction of the Operating Partnership	5
2. B. 2. Dysfunctions of the Fund	5
2. C. Remaining assets and obligations	6
2. C. 1. Remaining assets	6
2. C. 2. Litigation	6
2. C. 3. LP default claim	7

3. VALUATION	7

3. A. Valuation methodology	7
3. B. Trajectory Dissolution and the Value of Cessation	7
3. C. Discounting to present value	8
3. D. Fair Distribution per Share for a Given Trajectory Dissolution	9
3. E. Uncertainty of Trajectory Dissolution	9
3. F. No evaluation of tax consequences	11

4. CONCLUSION: OPINION OF FAIRNESS	11

5. EXHIBITS	11

CAS Financial Advisory Services
Presidential Associates

1. Introduction

1. A. Opinion Scope

Presidential Associates I Limited Partnership (the “Fund”) is a publicly-registered, SEC-regulated, upper-tier investment limited partnership which owns a non-controlling limited partner interest in Presidential Towers Ltd. (the “Operating Partnership”).  The name Operating Partnership is somewhat of a misnomer, however, as the sole real estate asset—Presidential Towers (the “Property”), a large apartment complex in Chicago—was sold in April of 2007.  The Operating Partnership no longer owns any investments in real estate.

The Operating Partnership has not dissolved, in large part because of ongoing litigation against it from former tenants at the Property.  Until the Operating Partnership dissolves, the Fund cannot dissolve.  While the Fund remains, it must bear costs of continued operations for SEC filings, annual audits, and similar entity-level expenses.  It is also exposed to litigation risk (albeit quite limited) until the litigation is resolved, which means funds held in reserve against such risks cannot be released.  The resulting ownership structure is therefore economically dysfunctional.

Equity Resources Investments, LLC, (“ERI” or, via a controlled entity, the “Fund GP”) wishes to resolve some of these dysfunctional features by removing the Fund from SEC regulation, thereby reducing operating costs of the Fund.  The proposed mechanism for doing so is a merger transaction (the “Merger”), which would result in a release of a majority of the reserves to the Investors and eliminate public ownership of the Fund.  The Merger if approved would compel all of the Investors (including those Investors affiliated with ERI) to release their shares in exchange for a final distribution (the “Merger Share Price”).  The remaining reserves would be retained by the Partnership. Following the Merger, the Partnership's sole limited partner would be ERI, with the Fund GP and the associate general partner (each an affiliate of ERI) maintaining their general partnership interests in the Partnership. As a result, affiliates of ERI would be the only partners in the Partnership following the Merger and the remaining risks and costs associated with the Partnership would be assumed by those partners.

The GP has engaged CAS FAS to opine on the fairness of the proposed Merger to the Limited Partners (the “LPs”) in the Fund.  The result is this Opinion.  CAS FAS has no present or contemplated future interest in the assets that are the subject of this Opinion. Neither our employment nor compensation in connection with this Opinion is in any way contingent upon the conclusions reached or the values estimated.

1. B. Fairness of Merger: methodology

To assess the fairness of the Merger, we assessed the financial benefit of dissolving the Fund (“Value of Cessation”) relative to a baseline of the Fund’s expected operations absent the Merger.  For the Merger to be considered fair, the Merger Share Price should fairly divide the Value of Cessation while providing sufficiently for the risks concentrated on the GP by the Merger.

To assess the fairness of the proposed Merger Share Price, we:

1.	Assess the Value of Cessation of continued operation of the Fund now relative to a baseline of dissolution when circumstances permit.
2.	Evaluate the fair distribution of the Value of Cessation relative to the risks and costs.
3.	Allocate reserves against known risks.

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Presidential Associates

4.	Evaluate the remainder available for distribution to the LPs.
5.	Perform sensitivity analysis around the uncertain timing of the baseline dissolution.

1. C. Opinion of Fairness

Based on the analysis contained in this Report and subject to the Terms and Limiting Conditions attached as Exhibit 7, we conclude that the proposed Merger Share Price of $8,600 is fair to the Limited Partners from a financial perspective as of the Valuation Date.

2. The Partnership

2. A. Origin as a real estate investment partnership

The Operating Partnership no longer owns any real property.  Previously, it owned Presidential Towers, a large apartment property developed in Chicago in the 1980s.  Financial and operating challenges led to a restructuring in 1995, and the Operating Partnership eventually sold the Property in 2007.  However, the Operating Partnership is still defending against litigation arising from the real estate, such as a class action suit by former tenants.

The proceeds from the sale allowed the Fund to distribute approximately $95,000 to each Investor.  The Fund retained the remainder as a reserve (discussed below).

ERI, the current Fund GP, was not the origin Fund GP.  ERI acquired its ownership interest from Winthrop Residential as part of a portfolio transaction.  As a condition of becoming replacement Fund GP, ERI required an indemnity from the Fund for liabilities incurred in the course of fulfilling its duties as GP.  The reserves held by the Fund financially support that indemnity.

2. B. Ownership structure

There are dysfunctional features of the ownership structure at both the Operating Partnership level and the Fund level.

2. B. 1. Dysfunction of the Operating Partnership

The Operating Partnership owns no income-producing assets, but it cannot dissolve until the pending litigation is resolved.  No resolution appears on the horizon, as discussed in 2. C. 2.

The controlling majority partners of the Operating Partnership are focused on defending against the litigation and appear to have little attention to spare for the Fund, which is a non-controlling LP.  We understand from the Fund GP that the Operating Partnership has provided little or no information on the status of the litigation or the expected outcome.

The Operating Partnership does not pay any asset management fee to the Fund currently.  As part of the 1995 restructuring, the Fund GP agreed to waive its $125,000 annual asset management fee in exchange for 10% of the Property management fee.  Since the Property was sold in 2007, the Operating Partnership has paid no asset management fee to the Fund GP.

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Presidential Associates

2. B. 2. Dysfunctions of the Fund

The Fund cannot dissolve as long as it continues to own the limited partner interest in the Operating Partnership.  It is thus hostage to the resolution of the issues at the Operating Partnership level.

The Fund has no assets apart from the reserves and has no expectation of future sources of income.  Any future distributions to the LPs, if any, would come from reserves.

The Fund GP has ongoing exposure to the litigation and other potential matters arising from its role as GP.  The Fund indemnifies the Client (a condition established when ERI stepped in as a replacement Fund GP), but those indemnities are supported only by the Fund-level reserves.

The Fund continues to pay substantial operating costs for SEC filings, audits, and the like.  These obligations will continue until the Fund either dissolves or ends operations as a public partnership.  For purposes of the financial model, these ongoing costs include the reinstated $125,000 per year asset management fee to the Fund GP, paid from reserves.

2. C. Remaining assets and obligations

Although the Fund no longer owns interests in real estate, it still has remaining assets and obligations.

2. C. 1. Remaining assets

The Fund’s sole remaining asset is a reserve retained from the sale of the Property.  The balance was $6,986,406, held in cash and cash equivalents, as of March 31, 2009.  We understand from the Fund GP that it expects no further distributions from the Operating Partnership.

2. C. 2. Litigation

The Operating Partnership is defending against several ongoing legal claims:

▪
A class action complaint alleging bedbugs at the property, concealed from tenants after discovery and extending for several years.  Plaintiffs are seeking actual damages, rent abatement, punitive damages, and costs.1

▪	An individual action on the same bedbugs issue.2
▪	A slip-and-fall complaint by an employee of a commercial tenant in the building.3
▪
A class action complaint alleging various violations of Chicago landlord-tenant law including failure to pay interest on security deposits, commingled security deposits, use of the security deposit account as security for the mortgage, and failure to provide various notifications.  Although the Operating Partnership is not named as a

1 Susan Hult, Cory Hill, and Stacy Knutte v. Presidential Towers, Ltd., and The Habitat Company, LLC.  Case no. 07 CH 05712.

2 Kenneth Lee v. Presidential Towers, Ltd., and The Habitat Company, LLC.  Case no. 07 CH 2432, consolidated with 07 CH 05712.

3 David Olshansky v. Chicago Title Land Trust Company, as trustee of Trust no. 103200; Presidential Towers, Ltd.; LaSalle National Bank, as trustee of Trust no. 103200; PT Chicago LLC a/k/a Fund IX PT Chicago LLC; The Habitat Company, LLC; Mac-Gray Services, Inc., a/k/a Mac-Gray Co., Inc..  Case No. 08 L 007803.

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Presidential Associates

▪	defendant, its indemnity of the current owner of the Property potentially exposes it to a claim. 4

We understand that the Operating Partnership cannot dissolve until these matters are resolved, which in turn prevents the Fund from dissolving.  The general partner of the Operating Partnership has provided little or no information to the Fund about the progress of the litigation, likely outcome, time to resolve, or level of exposure.  Although the Fund and the Operating Partnership are each structured as limited partnerships to limit liability, such is not a guarantee.  Further, litigation potentially could drag on for many years, consuming substantial resources simply for defensive legal services.

The financial statements of the Operating Partnership report that it holds a reserve of $1 million against the ongoing legal claims. Absent better information, we size a reserve of $200,000 for the Fund corresponding to its 20% ownership interest in the Operating Partnership.

2. C. 3. LP default claim

We understand from the Fund GP that there is an unresolved potential liability over a default by a small number of LPs on their final capital contribution.  The Fund is entitled to accrue interest on the unpaid capital contributions at 18%.  The Fund has not collected against the unpaid contributions or interests, but it has withheld distributions of sale proceeds to the defaulted LPs.  We understand from the Fund GP that no formal action has been initiated.  The Fund GP estimates the expected cost of this potential obligation at $170,000, recognizing that the actual cost could be higher or lower.

3. Valuation

3. A. Valuation methodology

To assess the fairness of the proposed Merger Share Price, we:

1.	Assess the Value of Cessation of continued operation of the Fund now relative to a baseline of dissolution when circumstances permit.
2.	Evaluate the fair distribution of the Value of Cessation relative to the risks and costs.
3.	Allocate reserves against known risks.
4.	Evaluate the remainder available for distribution to the LPs.
5.	Perform sensitivity analysis around the uncertain timing of the baseline dissolution.

3. B. Trajectory Dissolution and the Value of Cessation

Absent the Merger, the Fund would continue on its current trajectory, dissolving whenever events at the Operating Partnership level allow.  We call that point “Trajectory Dissolution” for purposes of this analysis.  The Value of Cessation is relative to the expected Trajectory Dissolution, because it is the value of ceasing the Fund’s costly operation as a public entity and distributing reserves now rather than continuing to a point in the future.  The farther in the future we expect Trajectory Dissolution to occur, the greater the Value of Cessation, because the Fund would avoid additional operating costs for a longer period.  In Exhibit 4, Table A. shows the projected operating costs of the Fund over time and Table B. calculates the Value of Cessation for Trajectory Dissolution in a given year.

4 Ronald Gafford et al. (class action) v. Chicago Title Land Trust Company, as trustee of Trust no. 103200; The Habitat Company, LLC; PT Chicago LLC.  Case no. 08 CH 40568.

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Presidential Associates

The chart below illustrates the declining cash balance in the Fund’s reserve, present value of the reserve, and the rising Value of Cessation as the year of Trajectory Dissolution moves farther into the future.

3. C. Discounting to present value

Part of the Value of Cessation is the time value of money—releasing reserves now is more valuable to the recipients than releasing them in the future.  To represent this value, we follow a common valuation practice of selecting a base rate that can be estimated from market indicators and then adjusting that rate for specific features of the investment.

To select the base rate, we begin with the premise that the alternative investment to an Ownership Interest would be shares in a REIT, which like the Fund consists of non-controlling, fractionalized interests in lower-tier real estate investments.  To estimate the baseline risk of REIT investments, we rely upon the thirty-year historical compounded annual return, estimated by the National Association of Real Estate Investment Trusts (NAREIT) index.5  At the time of this writing, the thirty-year historical return was approximately 9%, which we have chosen as the appropriate base rate.  The NAREIT benchmark is quite stable, as one might expect from a long-term historical average.  This benchmark rate represents a minimum value for the discount rate, because:

▪	REITs typically diversify their assets into several markets, while the Fund does not.
▪	The REIT index is diversified in terms of asset types, while the Fund is not.
▪	REITs must return a dividend to the investors. The Fund has no such commitment.
▪	REITs often have more influence over lower-tier operations than does the Fund.

5 The NAREIT index of historical returns is published at http://www.nareit.com.  Recent disruptions in capital markets have caused major swings in the index results based on recent, short-term data, hence our reliance on the stable, 30-year rate for this analysis.

CAS Financial Advisory Services
Presidential Associates

Although the Fund and the Operating Partnership no longer invest in real estate, the issues which remain to block dissolution are real estate investment risks, notably litigation from dissatisfied tenants.  We therefore neither add a premium to reflect the inferiority of the Fund to a REIT nor subtract to reflect the reduction in real estate risk exposure.

3. D. Fair Distribution per Share for a Given Trajectory Dissolution

If we knew for certain the year of Trajectory Dissolution, we could compute a fair distribution of reserves taking into account known risks and costs.  The Merger creates value for both the Fund GP and the LPs by eliminating future costs and giving access to reserves sooner.  It also concentrates remaining risks and costs onto the Fund GP, which will remain in full control of the Fund once the Merger is complete with no recourse for its indemnity other than the reserves remaining in the Fund.

The Fund GP would, at a minimum, be entitled to 5% of the Value of Cessation simply as a result of its ownership interest.  However, since achieving the Value of Cessation requires the Fund GP to assume remaining risks.  The only funds available for litigation claims, Fund operations, asset management fees, and any other need will be those retained by the Fund after the Merger.  Splitting the Value of Cessation—the extra value created by the Merger proposed by the Fund GP—equally between the Fund GP and the LP’s is therefore, in our opinion, a fair allocation of benefits relative to risks and costs.

Table C. in Exhibit 4 provides an example calculation assuming Trajectory Dissolution were to occur at the end of 2014 (Year 6).  The calculation has several steps:

1.	Calculate the Value of Cessation and divide it equally between the LPs and the Fund GP, which is $1,566,290 to each in this example.
2.	Allocate a reserve against the litigation risk, set at $200,000 as discussed in 2. C. 2 above.
3.	Allocate a reserve against the LP default claim, set at $170,000 as discussed in 2. C. 3 above.
4.	Calculate the total cash needed to remain in the Fund as the sum of the GP’s share of the Value of Cessation plus reserves against known risks, which is $1,926,290 in this example
5.	Deduct cash needed to remain from available Fund cash to get a net for distribution, which would be $4,989,154 in this example.
6.	Calculate the remainder to be distributed per LP Share, which would be $8,456 per LP share in this example.

3. E. Uncertainty of Trajectory Dissolution

The timing of the Trajectory Dissolution is, however, uncertain, particularly from the LP’s perspective.  Litigation at the Operating Partnership level could be resolved quickly or could drag on for many years.  The GP of the Operating Partnership could aid or thwart efforts to resolve the litigation or dissolve the Fund.  Thus far, we understand that the lower-tier GP has shared virtually no information about the status of litigation, insurance in effect at the lower tier, or the expected timing of the dissolution of the Operating Partnership.

In the face of such uncertainty, we perform a sensitivity analysis evaluating the LP distribution per Share for Trajectory Dissolution in any of the next ten years.  Values range from $11,079 (were Trajectory Dissolution to occur at the end of 2009) to $7,273 (were Trajectory Dissolution to occur in 2018).  Were the Fund dissolved immediately, the value

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would be $11,249—that figure is entirely hypothetical, however, as the Fund cannot dissolve now.

The proposed Merger Share Price of $8,600 falls between the values for a fair distribution to the LP’s were Trajectory Dissolution to occur between Year 5 and Year 6.  The litigation which blocks dissolution could extend well beyond that period, even beyond the ten-year horizon of the sensitivity analysis, or it could be resolved more quickly.  Absent better information about the expected resolution of the litigation and the resulting year of Trajectory Dissolution, a five to six year expectation seems a reasonable estimate upon which to split the Value of Cessation.

What if the Fund simply waited for a Trajectory Dissolution rather completing the Merger?  In that case, the sensitivity analysis shows that the proposed Merger Share Price of $8,600 is greater, in present value terms, than the value an LP would realize if Trajectory Dissolution occurred later than Year 2 (deducting the same reserves for potential claims).  Table E. in Exhibit 4 shows these comparison values by year of Trajectory Dissolution.  In short, the value of wrapping up via the Merger compares favorably unless one expects the dissolution to occur quickly.

CAS Financial Advisory Services
Presidential Associates

The proposed Merger Share Price is also significantly greater than the last trading price of LP Shares, which traded at $2,000 following the sale of the Property and the distribution of most the of the proceeds from that Sale.  That sale was to the Fund GP or an affiliate and occurred in the highly illiquid, thinly-traded market for such shares.  It is not necessarily a fair market price, but does provide helpful context for evaluating the proposed Merger Share Price.

3. F. No evaluation of tax consequences

This Opinion evaluates the proposed Merger Share Price without regard to the tax consequences, which will vary depending on an individual LP’s situation.  LPs should consult their own tax advisors to evaluate the tax impact, if any, of accepting the Merger rather than awaiting Trajectory Dissolution.

4. Conclusion: Opinion of Fairness

Based on the analysis contained in this Report and subject to the Terms and Limiting Conditions attached as Exhibit 7, we conclude that the proposed Merger Share Price of $8,600 is fair to the Limited Partners from a financial perspective as of the Valuation Date.

Respectfully submitted,

CAS Financial Advisory Services
/s/ Ethan Handelman
Ethan Handelman, Vice President

5. Exhibits

1.	Definitions
2.	CAS FAS corporate profile
3.	Professional biography of Ethan Handelman
4.	Financial model
5.	Client’s certification of information provided
6.	Documents relied on for valuation
7.	Terms and limiting conditions

CAS Financial Advisory Services
Presidential Associates

Exhibit 1

Definition of terms used in the Report

1. ERI	Equity Resources Investments, LLC.
2. Fund	Presidential Associates I Limited Partnership.
3. Fund GP	The general partner of the Fund. Currently Winthrop Financial Co., an entity controlled by Equity Resources Investments, LLC.
4. LPs or Limited Partners	The limited partners in the Fund.
5. Merger	The proposed transaction which if approved would compel all of the Investors to release their shares in exchange for a final distribution.
6. Merger Share Price	The final distribution to the LPs that would occur as part of the Merger.
7. Operating Partnership	Presidential Towers Ltd.
8. Property	Presidential Towers.
9. Share	One unit of limited partner interest in the Fund.
10. Trajectory Dissolution	The point at which the Fund would dissolve whenever events at the Operating Partnership level allow, assuming current operations without the Merger.
11. Valuation Date	June 30, 2009.
12. Value of Cessation	The financial benefit of dissolving the Fund relative to a baseline of the Fund’s expected operations absent the Merger.

CAS Financial Advisory Services
Presidential Associates

Exhibit 2
CAS FINANCIAL ADVISORY SERVICES

CAS Financial Advisory Services
Solutions to complex multifamily asset problems

CAS Financial Advisory Services helps you protect the value of your interests in multifamily real estate, whether your assets are performing or distressed, market-rate or affordable. For over 20 years, we have offered the comprehensive services necessary to assess, stabilize, and improve the performance of each property in your portfolio, We are distinguished by our understanding and control over every aspect of a property’s performance, from inspection and capital planning to management oversight and financial restructuring.

We have successfully brought this experience to nearly 800 properties and completed over 6,000 capital needs assessments. We have $4 billion in multifamily assets under management. No one else in the market can put this range of capabilities to work for you.

Services
Asset Management
Special asset management; financial reporting, and action plans for debt or equity investments in distressed multifamily real estate.

Asset Resolution
Action strategies, restructuring, and negotiation of solutions to complex problems involving multiple parties.

Advisory
Advice, strategic plans, interest valuations, and fairness opinions for partnerships, institutions, and housing organizations.

Transactions
Acquisitions, dispositions, refinancing, and underwriting.

Capital Planning Services
Capital needs assessments, green and energy capital needs assessments, diligence services, and regulatory compliance training. Capital Planning Services are provided by On-Site Insight, Inc., a wholly owned subsidiary of CAS Financial Advisory Services.

Platform
CAS Financial Advisory Services is the financial and asset management services arm of CAS Partners, a comprehensive multifamily services platform that includes Riverstone Residential Group and CAS Construction Management. Through these partner companies, we provide you with access to a wide range of property services, including property management, construction management, credit and collections, insurance, purchasing, and utility services.

Contact
Michael Coyne
617.338.9484 x5954
mcoyne@casfas.com

Presidential Associates
Evaluation of Proposed Merger

Exhibit 3
CAS FINANCIAL ADVISORY SERVICES

CAS Financial Advisory Services

CAS Financial Advisory Services (CAS FAS) optimizes the value of clients’ financial interests in multifamily residential property.

CAS FAS includes the financial services of Recap Advisors and the capital planning services of On-Site Insight (OSI), and is the financial advisory and asset management arm of CAS Partners.

Ethan Handelman
Vice President

BIOGRAPHY
  Ethan Handelman is a Vice President at CAS Financial Advisory Services, who heads the Advisory practice area to help clients navigate and shape the affordable housing market, Ethan’s Advisory work encompasses:
  Program design on behalf of government or stakeholders.  Recent assignments include advising the state of Michigan on redesign of its QAP and implementation of federal stimulus programs, design and implementation of a new rental assistance and soft debt program for the Republic of Ireland, and design of a Recognized Increased Cost mechanism to help HUD assisted properties adjust to sudden cost spikes.
  Strategic advice on complex affordable housing issues.  Examples include analyzing and recommending recovery actions on a portfolio of 17 distressed, tax-exempt bond-financed properties, advising private owners on disposition strategies for properties and general partner interests, and assisting two post-mature upper-tier funds to wind up portfolios of affordable housing assets.
  Portfolio assessment to evaluate potential risks and returns.  Ethan’s work includes an evaluation of a portfolio of 23 ownership interests in LIHTC and Section 515 properties totaling more than 2,500 apartments.  An earlier assignment evaluated a portfolio of public housing, public-private affordable, and unsubsidized properties for Boulder Housing Partners.  Each assessment evaluated risks and returns for assets and recommended specific actions to dispose of the assets, minimize risk, or improve their value.
  Fairness opinions on transactions to address conflict of interests raised by related-party transactions.  Ethan has completed fairness opinions for both single-property and portfolio transactions involving conventional and affordable properties.
  Valuations of fractional ownership interests in affordable housing assets for transactions, litigation, and intrapartner buyouts.  Ethan’s valuations have addressed a wide range of transactional and regulatory complexities, including: intra-partnership buyouts, related-party acquisitions, estate transfers, §236 IRP, §221(d)(3), ELIHPA and LIHPRHA Preservation, property-based and portable Section 8 assistance, LIHTC, PILOTS and tax abatements, and locality-imposed restrictions.

Ethan’s earlier work at CAS FAS included analysis of issues central to affordable housing policy, including Section 8 funding and block-grant proposals, dividend tax exemption, maturing mortgages in the older FHA-insured portfolio, enhanced vouchers, HUD Fair Market Rents, rent control, and the preservation inventory, among many others.

A 1997 graduate of the University of Michigan and a 2001 M.A. in International Relations from the Harvard University Department of Government, Ethan’s background of research and analysis has covered international institutions, irreversible investment, satellite telecommunications, Middle East politics, international crisis behavior, and chaos theory.  As a Harvard teaching follow, Ethan taught classes in international political economy, American constitutional thought, and rational choice theory.

Contact
Ethan Handelman
617.338.9484 x5904
ehandelman@casfas.com

Presidential Associates
Evaluation of Proposed Merger

Exhibit 4
CAS FINANCIAL ADVISORY SERVICES

Inputs
Initial reserves	6,915,444	from 10-Q, 6/30/09
Operating expenses trend	3%
Interest on cash reserves	2%
Discount rate	9%
Number of LP shares	590

Table A. Fund Operations
Trend	3%
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	1	2	3	4	5	6	7	8	9	10
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Audit - operating tier	35,000	36,050	37,132	38,245	39,393	40,575	41,792	43,046	44,337	45,667
Upper-tier expenses	103,920	107,038	110,249	113,556	116,963	120,472	124,086	127,808	131,643	135,592
Asset management fee	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Reimbursement from operating tier	0	0	0	0	0	0	0	0	0	0
Total	263,920	268,088	272,380	276,802	281,356	286,046	290,878	295,854	300,980	306,259

Table B. Value of Cessation
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	1	2	3	4	5	6	7	8	9	10
Year of Trajectory Dissolution	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Starting balance	6,915,444	6,755,256	6,588,497	6,414,944	6,234,367	6,046,526	5,851,178	5,648,068	5,436,935	5,217,509
Less expenses	(263,920)	(268,088)	(272,380)	(276,802)	(281,356)	(286,046)	(290,878)	(295,854)	(300,980)	(306,259)
Plus interest 2%	103,732	101,329	98,827	96,224	93,515	90,698	87,768	84,721	81,554	78,263
Ending balance	6,755,256	6,588,497	6,414,944	6,234,367	6,046,526	5,851,178	5,648,068	5,436,935	5,217,509	4,989,513
Discount factor 9%	1.00	1.09	1.19	1.30	1.41	1.54	1.68	1.83	1.99	2.17
Present value	6,755,256	6,044,493	5,399,330	4,814,075	4,283,512	3,802,864	3,367,758	2,974,190	2,618,492	2,297,310

Value of Cessation	160,188	870,951	1,516,114	2,101,369	2,631,932	3,112,580	3,547,686	3,941,254	4,296,952	4,618,134

Value of Cessation by Year of Trajectory Dissolution

Presidential Associates
Evaluation of Proposed Merger

Exhibit 4

Table C. Fair Distribution per Share for a Given Trajectory Dissolution

If Trajectory Dissolution occurs in year	6
then Value of Cessation is	3,112,580
LP 50%	1,556,290
GP 50%	1,556,290

Current cash	6,915,444

Reserve against lawsuit	200,000	20% of lower-tier reserve $1,000,000
Reserve against LP default claim	170,000	Expected cost of LP claim
Expenses of dissolution	0	Excluded as de minimis
GP share of Value of Cessation	1,556,290
Cash to remain in Fund	1,926,290

Net for distribute to LPs	4,989,154
Number of LP shares	590
Distribution per share	8,456

Table D. Maximum LP share if dissolved now
Current cash	6,915,444
LP portion 95%	6,569,672	Per Section 9 of LPA
Number of LP shares	590
Distribution per share	11,135
(Note: Hypothetical calculation that ignores reserves for any outstanding claims.)

Table E. Sensitivity analysis of value per LP Share by year of Trajectory Dissolution
		Trajectory Dissolution year
Year		2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Cash to remain		450,094	805,476	1,128,057	1,420,685	1,685,966	1,926,290	2,143,843	2,340,627	2,518,476	2,679,067
Value per LP Share		10,958	10,356	9,809	9,313	8,864	8,456	8,087	7,754	7,452	7,180

Comparison, no Merger
PV of Fund cash		6,755,256	6,044,493	5,399,330	4,814,075	4,283,512	3,802,864	3,367,758	2,974,190	2,618,492	2,297,310
Less reserves for claims		6,385,256	5,674,493	5,029,330	4,444,075	3,913,512	3,432,864	2,997,758	2,604,190	2,248,492	1,927,310
LP portion	95%	6,065,993	5,390,768	4,777,864	4,221,871	3,717,836	3,261,221	2,847,870	2,473,980	2,136,067	1,830,945
Value per LP Share	590	10,281	9,137	8,098	7,156	6,301	5,527	4,827	4,193	3,620	3,103

Summary of comparison values per LP Share
Trading price post sale of Property	2,000
Proposed Merger Share Price	8,600
Fair distribution, TD in 2013	8,864
Fair distribution, TD in 2014	8,456
Fair distribution, TD in 2018	7,180
Hypothetical maximum	11,135
Distribution if no Merger, held until 2011	8,098

Exhibit 5

Client’s certification of information provided

Client                                Equity Resource Investments, LLC
Scope of Services             Fairness Opinion
Report title                        Fairness Opinion of a Proposed Merger
Partnership                        Presidential Associates

Under an engagement (the “Agreement”) dated February 4, 2009, Equity Resource Investments, LLC (the “Client” or “I”) has engaged (the “Engagement”) CAS Financial Advisory Services, (“CAS FAS” or “the Consultant”) to provide a written report (the “Report”) containing its Fairness Opinion (the “Assignment”) of a proposed a transaction (the “Merger”) that if approved would result in the sale of Limited Partner Shares (the “Shares”) in Presidential Associates (the “Fund”) at a specified price (the “Merger Share Price”). The Partnership is a single purpose partnership that no longer owns any investments in real estate but does retain a noncontrolling ownership interest in the lower-tier Presidential Towers Ltd. (the “Operating Partnership”).

To the best of my knowledge and belief after due investigation of the facts and all relevant materials in my possession or to which I have access, I hereby certify that:

A.
I have provided the Consultant with full and accurate information (“Disclosure Information”) on all factors relevant to the Assignment. This Disclosure Information includes, but is not necessarily limited to, the following:

1.	All documents describing the assets, liabilities, and operation of the Fund.

2.	All documents describing the governance of the Partnership, and any relations among the Fund, the Operating Partnership, or their constituent members or partners.

3.	All documentation on pending transactions on the Shares, including letters of intent and purchase and sale agreements.

4.	All documentation on pending legal actions or regulatory enforcement actions against any Property, any Owner, or the Shares.

5.	Such other information as the Consultant has requested in the course of this Assignment.

B.	The Consultant may rely on this certification and all Disclosure Information I have provided and may include a copy of this certification as an exhibit to its Report.

Very truly yours,
Equity Resource Investments, LLC

                        /s/ Eggert Dagbjartsson
                        Eggert Dagbjartsson, Managing Director
Date:  September 11, 2009

Exhibit 6
Documents relied on for valuation

▪	Presidential Associates I Limited Partnership, SEC form 10-Q, March 31, 2009
▪	Presidential Associates I Limited Partnership, SEC form 10-Q, June 30, 2009
▪	Susan Hult, Cory Hill, and Stacy Knutte v. Presidential Towers, Ltd., and The Habitat Company, LLC. Case no. 07 CH 05712, Third Amended Class Action Complaint.
▪	Kenneth Lee v. Presidential Towers, Ltd., and The Habitat Company, LLC. Case no. 07 CH 2432, consolidated with 07 CH 05712, Third Amended Complaint.
▪
David Olshansky v. Chicago Title Land Trust Company, as trustee of Trust no. 103200; Presidential Towers, Ltd.; LaSalle National Bank, as trustee of Trust no. 103200; PT Chicago LLC a/k/a Fund IX PT Chicago LLC; The Habitat Company, LLC; Mac-Gray Services, Inc., a/k/a Mac-Gray Co., Inc..  Case No. 08 L 007803, Plaintiff’s Complaint at Law.

▪	Ronald Gafford et al. (class action) v. Chicago Title Land Trust Company, as trustee of Trust no. 103200; The Habitat Company, LLC; PT Chicago LLC. Case no. 08 CH 40568, Class Action Complaint.
▪	Proxy Statement, Presidential Associates I Limited Partnership, December 9, 1994.
▪	Amended and Restated Limited Partnership Agreement and Certificate of Amendment of Presidential Associates I Limited Partnership, September 30, 1983.
▪	61st Amendment to Amended and Restated Limited Partnership Agreement of Presidential Associates I Limited Partnership, April 19, 1995.
▪	Draft solicitation to Presidential Associates Limited Partners from ERI, May 12, 2009.
▪	Letter to Limited Partners from Winthrop Financial re: restructuring, December 9, 1994.
▪	Memo from Betsy Kenedy (sic) confirming approval of restructuring, January 12, 1995.
▪	Memo from Betsy Kenedy (sic) confirming implementation of restructuring, May 12, 1995.

Exhibit 7
Terms and limiting conditions

Client	Equity Resource Investments, LLC
Scope of Services	Fairness Opinion
Report title	Fairness Opinion of a Proposed Merger
Partnership	Presidential Associates I

In preparing the attached report (the “Report”), our representatives have reviewed information provided by the Client and its agents and made such inquiries and further investigation we considered appropriate. We have neither supplied nor verified the information relied upon in this Report, but instead have relied solely upon the following (our "Sources"):

•	Statements and representations made by the Client, its representatives, and its agents.
•	Statements made in the debt instruments, documents, and financial data supplied to us by the Client, its representatives, and its agents.
•	Information supplied to us by third parties from various sources.

CAS FAS reviewed all of the relevant documents that were provided to us, a list of which is in Exhibit VI.  There may exist additional documents that, if provided to us, could alter our conclusions and opinion.

We are not passing upon and do not assume any responsibility for the accuracy, sufficiency, completeness or fairness of any statements, representations, warranties, descriptions or financial data supplied to us by our Sources.  We make no representation that we have independently investigated, audited or verified the accuracy, sufficiency, completeness or fairness of any of the foregoing.  Neither CAS FAS nor any principal or officer of CAS FAS is qualified to render legal opinions.

No liability will be incurred by CAS FAS for errors, omissions, or inaccuracies in the Report, nor for any consequences incurred by the Client, acting in whole or partial reliance on the analyses, opinions, or conclusions expressed in the work product. Neither CAS FAS nor any principal or executive thereof is an MAI (Member, Appraisal Institute), CRE (Counselor of Real Estate), CPM (Certified Property Manager), or a member of other real estate appraisal organizations or professional associations.  No such certification should be assumed.

In addition, we have assumed the authenticity, completeness, due authorization and enforceability of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies. We have also assumed the accuracy and validity of all financial data submitted to us. Existing federal and state laws and housing programs are assumed to continue.

All quotations from, summaries of, interpretations of, and excerpts from any and all documentation received from our Sources do not purport to be complete and reference is made to any and all documentation received from our Sources for a full and complete statement of the terms thereof. With regard to any matters stated to be "to our knowledge", or similarly described as an “understanding” or “belief” we call your attention to the fact that we have not made any independent review or investigation of such matters.

Many issues raised in the Report merit extensive further investigation. That investigation, if conducted, could unearth facts that would change our views from those expressed in the Report or warrant a change, refinement, or amendment of any recommended recapitalization plan. Further, modeling associated with the Report reflects numerous property and financial environment assumptions that represent our best estimates.  A change in any of these variables could materially affect the outcomes projected and achieved.

The statements and opinions expressed in the Report are intended to speak only as of the date hereof and we disclaim any undertaking to advise the reader of changes to such statements and opinions occurring after the date hereof.

EXHIBIT D

APPRAISAL RIGHTS - TITLE 3, SUBTITLE 2, OF THE MARYLAND GENERAL CORPORATION LAW

Section 3-201 Definitions

(a) In general.- In this subtitle the following words have the meanings indicated.

(b) Affiliate.- "Affiliate" has the meaning stated in Section 3-601 of this title.

(c) Associate.- "Associate" has the meaning stated in Section 3-601 of this title.

(d) Beneficial owner.- "Beneficial owner", when used with respect to any voting stock, means a person that:

(1) Individually or with any of its affiliates or associates, beneficially owns voting stock, directly or indirectly;

(2) Individually or with any of its affiliates or associates, has:

(i) The right to acquire voting stock (whether the right is exercisable immediately or within 60 days after the date on which beneficial ownership is determined), in accordance with any agreement, arrangement, or understanding, on the exercise of conversion rights, exchange rights, warrants, or options, or otherwise; or (ii) Except solely by virtue of a revocable proxy, the right to vote voting stock in accordance with any agreement, arrangement, or understanding; or (3) Except solely by virtue of a revocable proxy, has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of voting stock with any other person that beneficially owns, or the affiliates or associates of which beneficially own, directly or indirectly, the voting stock.

(e) Executive officer.- "Executive officer" means a corporation's president, any vice president in charge of a principal business unit, division, or function, such as sales, administration, or finance, any other person who performs a policy making function for the corporation, or any executive officer of a subsidiary of the corporation who performs a policy making function for the corporation.

(f) Successor.- (1) "Successor", except when used with respect to a share exchange, includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.

(2) "Successor", when used with respect to a share exchange, means the corporation the stock of which was acquired in the share exchange.

(g) Voting stock.- "Voting stock" has the meaning stated in Section 3-601 of this title.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1985, ch. 657; 2008, ch. 191.]

Section 3-202 Right to fair value of stock

(a) General rule.- Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:

(1) The corporation consolidates or merges with another corporation;

(2) The stockholder's stock is to be acquired in a share exchange;

(3) The corporation transfers its assets in a manner requiring action under Section 3-105(e) of this title;

(4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or

(5) The transaction is governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title.

(b) Basis of fair value.- (1) Fair value is determined as of the close of business:

(i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the day notice is given or waived under Section 3-106 of this title; or (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.

(2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.

(3) In any transaction governed by Section 3-602 of this title or exempted by Section 3-603(b) of this title, fair value shall be value determined in accordance with the requirements of Section 3-603(b) of this title.

(c) When right to fair value does not apply.- Unless the transaction is governed by Section 3-602 of this title or is exempted by Section 3-603(b) of this title, a stockholder may not demand the fair value of the stockholder's stock and is bound by the terms of the transaction if:

(1) Except as provided in subsection (d) of this section, any shares of the class or series of the stock are listed on a national securities exchange:

(i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, on the date notice is given or waived under Section 3-106 of this title; or (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;

(2) The stock is that of the successor in a merger, unless:

(i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor;

(3) The stock is not entitled, other than solely because of Section 3-106 of this title, to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction;

(4) The charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholder under this subtitle; or

(5) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

(d) Merger, consolidation, or share exchange.- With respect to a merger, consolidation, or share exchange, a stockholder of a Maryland corporation who otherwise would be bound by the terms of the transaction under subsection (c)(1) of this section may demand the fair value of the stockholder's stock if:

(1) In the transaction, stock of the corporation is required to be converted into or exchanged for anything of value except:

(i) Stock of the corporation surviving or resulting from the merger, consolidation, or share exchange, stock of any other corporation, or depositary receipts for any stock described in this item;

(ii) Cash in lieu of fractional shares of stock or fractional depositary receipts described in item (i) of this item; or (iii) Any combination of the stock, depositary receipts, and cash in lieu of fractional shares or fractional depositary receipts described in items (i) and (ii) of this item;

(2) The directors and executive officers of the corporation were the beneficial owners, in the aggregate, of 5 percent or more of the outstanding voting stock of the corporation at any time within the 1-year period ending on:

(i) The day the stockholders voted on the transaction objected to; or (ii) With respect to a merger under Section 3-106 of this title, the effective date of the merger; and (3) Unless the stock is held in accordance with a compensatory plan or arrangement approved by the board of directors of the corporation and the treatment of the stock in the transaction is approved by the board of directors of the corporation, any stock held by persons described in item (2) of this subsection, as part of or in connection with the transaction and within the 1-year period described in item (2) of this subsection, will be or was converted into or exchanged for stock of a person, or an affiliate of a person, who is a party to the transaction on terms that are not available to all holders of stock of the same class or series.

(e) Beneficial owners.- If directors or executive officers of the corporation are beneficial owners of stock in accordance with Section 3-201(d)(2)(i) of this subtitle, the stock is considered outstanding for purposes of determining beneficial ownership by a person under subsection (d)(2) of this section.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1976, ch. 567, Section 2; 1983, Sp. Sess., ch. 1; 1985, chs. 363, 657; 1990, ch. 6, Section 2; 1993, ch. 605; 1997, ch. 717; 1999, ch. 395; ch. 459, Section 1; 2000, ch. 642; 2003, ch. 301; 2007, ch. 5, Section 7; 2008, ch. 191.]

Section 3-203 Procedure by stockholder

(a) Specific duties.- A stockholder of a corporation who desires to receive payment of the fair value of the stockholder's stock under this subtitle:

(1) Shall file with the corporation a written objection to the proposed transaction:

(i) With respect to a merger under Section 3-106 of this title of a 90 percent or more owned subsidiary with or into its parent corporation, within 30 days after notice is given or waived under Section 3-106 of this title; or (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered or, in the case of action taken under Section 2-505(b) of this article, within 10 days after the corporation gives the notice required by Section 2-505(b) of this article;

(2) May not vote in favor of the transaction; and (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for the stockholder's stock, stating the number and class of shares for which the stockholder demands payment.

(b) Failure to comply with section.- A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1976, ch. 567, Section 2; 1999, ch. 395; 2000, ch. 642; 2007, ch. 5, Section 7.]

Section 3-204 Effect of demand on dividend and other rights

A stockholder who demands payment for his stock under this subtitle:

(1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under Section 3-202 of this subtitle; and

(2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1976, ch. 567, Section 2.]

Section 3-205 Withdrawal of demand

A demand for payment may be withdrawn only with the consent of the successor.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2.]

Section 3-206 Restoration of dividend and other rights

(a) When rights restored.- The rights of a stockholder who demands payment are restored in full, if:

(1) The demand for payment is withdrawn;

(2) A petition for an appraisal is not filed within the time required by this subtitle;

(3) A court determines that the stockholder is not entitled to relief; or

(4) The transaction objected to is abandoned or rescinded.

(b) Effect of restoration.- The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2.]

Section 3-207 Notice and offer to stockholders

(a) Duty of successor.- (1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.

(2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:

(i) A balance sheet as of a date not more than six months before the date of the offer;

(ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and (iii) Any other information the successor considers pertinent.

(b) Manner of sending notice.- The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by certified mail, return receipt requested, bearing a postmark from the United States Postal Service, at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1983, ch. 563; 1985, ch. 10, Section 3.]

Section 3-208 Petition for appraisal; consolidation of proceedings; joinder of objectors

(a) Petition for appraisal.- Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.

(b) Consolidation of suits; joinder of objectors.- (1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.

(2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2.]

Section 3-209 Notation on stock certificate

(a) Submission of certificate.- At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.

(b) Transfer of stock bearing notation.- If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2.]

Section 3-210 Appraisal of fair value

(a) Court to appoint appraisers.- If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.

(b) Report of appraisers - Filing.- Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.

(c) Report of appraisers - Contents.- The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.

(d) Report of appraisers - Service; objection.- (1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.

(2) Within 15 days after the report is filed, any party may object to it and request a hearing.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2.]

Section 3-211 Action by court on appraisers' report

(a) Order of court.- The court shall consider the report and, on motion of any party to the proceeding, enter an order which:

(1) Confirms, modifies, or rejects it; and

(2) If appropriate, sets the time for payment to the stockholder.

(b) Procedure after order.- (1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.

(2) If the appraisers' report is rejected, the court may:

(i) Determine the fair value of the stock and enter judgment for the stockholder; or (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.

(c) Judgment includes interest.- (1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as at which fair value is to be determined under Section 3-202 of this subtitle.

(2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and (iii) Any other circumstances it considers relevant.

(d) Costs of proceedings.- (1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under Section 3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:

(i) The price which the successor offered for the stock;

(ii) The financial statements and other information furnished to the stockholder; and (iii) Any other circumstances it considers relevant.

(2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of experts may be included only if:

(i) The successor did not make an offer for the stock under Section 3-207 of this subtitle; or (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.

(e) Effect of judgment.- The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1976, ch. 567, Section 2.]

Section 3-212 Surrender of stock

The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:

(1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or

(2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2.]

Section 3-213 Rights of successor with respect to stock

(a) General rule.- A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under Section 3-202 of this subtitle.

(b) Successor in transfer of assets.- After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.

(c) Successor in consolidation, merger, or share exchange.- Unless the articles provide otherwise, stock in the successor of a consolidation, merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

[An. Code 1957, art. 23, Section 73; 1975, ch. 311, Section 2; 1976, ch. 567, Section 2.]

EXHIBIT E

ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008 ON FORM 10-K AND  QUARTERLY REPORTS FOR THE FISCAL QUARTERS ENDED MARCH 31, 2009, JUNE 30, 2009 AND SEPTEMBER 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2008

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ________ to _________
Commission File Number 0-12210

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	04-2801764
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1280 Massachusetts Avenue, 4 th Floor, Cambridge, MA 02138

(Address of principal executive offices)

Registrant’s telephone number	(617) 876-4800

Securities registered pursuant to Section 12(b) of the Act:

NONE

Securities registered pursuant to Section 12(g) of the Act:

Units of Limited Partnership Interest

(Title of class)

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.  Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.  Yes  ☐    No  ☒

Note – Checking the box above will not relieve any registrant required to file reports pursuant to Section 13 or 15(d) of the Exchange Act from their obligations under those Sections.

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes  ☒    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§ 229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☐	Small reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes  ☐    No  ☒

State the aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was last sold, or the average bid and asked price of such common equity, as of the last business day of the registrant’s most recently completed second fiscal quarter.     $1,030,797.60

Note.—If a determination as to whether a particular person or entity is an affiliate cannot be made without involving unreasonable effort and expense, the aggregate market value of the common stock held by non-affiliates may be calculated on the basis of assumptions reasonable under the circumstances, provided that the assumptions are set forth in this Form.

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY
PROCEEDINGS DURING THE PRECEDING FIVE YEARS

Check whether the registrant filed all documents and reports required to be filed by Section l2, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court. Yes ☐    No  ☐

APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:

DOCUMENTS INCORPORATED BY REFERENCE
NONE

Certain matters discussed herein are forward-looking statements.  We have based these forward-looking statements on our current expectations and projections about future events.  Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “believes,” “expects,” “will,” “should,” “estimates,” or “ anticipates,” or the negative thereof or other variations thereof or comparable terminology.  All forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual transactions, results, performance or achievements to be materially different from any future transactions, results, performance or achievements expressed or implied by such forward- looking statements.  Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that any deviations will not be material.  We disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this annual report on Form 10-K to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

PART I

Item 1.     Description of Business .

Organization

 Presidential Associates I Limited Partnership (the “Partnership”) was organized as a Maryland limited partnership under the Maryland Revised Uniform Limited Partnership Act on July 20, 1983, for the purpose of investing in Presidential Towers Ltd. (the “Operating Partnership”), an Illinois limited partnership organized for the purpose of building, owning and operating a residential apartment complex in downtown Chicago, Illinois (the “Project”).

 The general partners of the Partnership are Winthrop Financial Co., Inc., a Massachusetts corporation (the “Managing General Partner”), and Linnaeus-Phoenix Associates Limited Partnership (“Linnaeus-Phoenix”).  Collectively, the Managing General Partner and Linnaeus-Phoenix are referred to herein as the “General Partners.”  The Managing General Partner is a wholly-owned subsidiary of ERI/WIN GP LLC.

 The only business of the Partnership is investing as a limited partner in the Operating Partnership.  As of the date hereof, the general partners of the Operating Partnership are (i) McHugh Levin Associates Venture (“McHugh Levin”), an Illinois limited partnership whose general partners are James P. McHugh and Daniel E. Levin, (ii) Madison-Canal Company, an Illinois limited partnership whose general partner is Daniel J. Shannon and (iii) TKI Presidential Partners.

 As of the date hereof, the Partnership holds a 19.998% limited partnership interest in the Operating Partnership.  In exchange for this interest the Partnership made a capital contribution of $33,172,524 to the Operating Partnership.

Development

 The Partnership was initially capitalized with contributions totaling $300 from the General Partners.  In September 1983, the Partnership completed a private offering of 590 units of limited partnership interest (the “Units”) pursuant to Regulation D under the Securities Act of 1933.  The Partnership raised $59,000,000 in capital contributions from 545 investor limited partners (the “Limited Partners”).  Of the $59,000,000 raised, $697,380 was received upon the Limited Partners ’ admission to the Partnership, and the balance was paid in installments pursuant to the terms of promissory notes (the “Investor Notes”) delivered to the Partnership by the Limited Partners.  The last installment was due on January 15, 1990.  However, as of April 1, 2006, $21,865 of this installment remains uncollected.  During the year ended December 31, 2007, the amount of capital contribution receivable from such investors was adjusted with the distributions payable to such investors.

 As a result of a restructuring transaction that occurred in 1995 and the investment by TKI Presidential Partners (“TKI”) of $14,000,000 over a six year period in the Operating Partnership, the Partnership’s interest in the Operating Partnership was reduced from a 94.99% limited partnership interest to a 19.998% limited partnership interest and certain control rights over major business decisions of the Operating Partnership were transferred to TKI.  Pursuant to the terms of the partnership agreement of the Operating Partnership, the Partnership is entitled to receive a reimbursement from the Operating Partnership for its administrative expenses and professional fees up to an annual maximum of $30,000.  The Operating Partnership made distributions to the Partnership during 2008 and 2007 of $1,679,832 and $65,393,460, respectively.

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project. The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the investor limited partners in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.

On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  Once these obligations are satisfied, it is expected that the Operating Partnership will distribute any remaining funds and liquidate.

On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  As of December 31, 2008, there were approximately 485 investor limited partners holding 590 outstanding units.

Employees

 The Partnership has no employees.  The Managing General Partner is directly responsible for providing the asset management and investor services to the Partnership.

Item 1A.   Risk Factors .

 Not Applicable

Item 1B.   Unresolved Staff Comments .

 None

Item 2.      Properties ..

 The Partnership has no properties other than its interest in the Operating Partnership.

Item 3.      Legal Proceedings ..

 To the best of the Partnership’s knowledge, there are no material pending legal proceedings to which it is a party.

Item 4.      Submission of Matters to a Vote of Security Holders .

 No matter was submitted to a vote of security holders during the period covered by this report.

PART II

Item 5.     Market for the Issuer’s Common Equity, Related Security Holder Matters and Issuer Purchases of Equity Securities .

 The Partnership is a limited partnership and thus has no common stock.  There is no established public trading market for the Units in the Partnership.  Trading in Units is sporadic and occurs solely through private transactions.

 As of April 1, 2009, there were approximately 485 holders of 590 outstanding Units.

 The Partnership Agreement requires that Cash Flow (as defined therein) be distributed to the partners in specified proportions at reasonable intervals during the fiscal year and in any event no later than 60 days after the close of each fiscal year.  There are no restrictions on the Partnership’s present or future ability to make distributions of cash flow.  For the years ended December 31, 2008 and 2007, the Partnership made distributions to its investor limited partners of approximately $1,302,100 and $56,227,336, respectively, and $34,266 and $307,656 to each of the General Partners.  See Item 6 “Management’s Discussion and Analysis or Plan of Operation” for the Partnership’s ability to make distributions in the future.

Over the past few years many companies have begun making “mini-tenders” (offers to purchase an aggregate of less than 5% of the total outstanding units) for limited partnership interests in the Partnership.  Pursuant to the rules of the Securities and Exchange Commission, when a tender offer is commenced for Units the Partnership is required to provide limited partners with a statement setting forth whether it believes limited partners should tender or whether it is remaining neutral with respect to the offer.  Unfortunately, the rules of the Securities and Exchange Commission do not require that the bidders in certain tender offers provide the Partnership with a copy of their offer.  As a result, the General Partners often do not become aware of such offers until shortly before they are scheduled to expire or even after they have expired.  Accordingly, the General Partners do not have sufficient time to advise limited partners of its position on the tender.  In this regard, please be advised that pursuant to the discretionary right granted to the Managing General Partner in the Partnership Agreement to reject any transfers of Units, the General Partners will not permit the transfer of any Unit in connection with a tender offer if:  (i) the Partnership is not provided with a copy of the bidder’s offering materials, including amendments thereto, simultaneously with their distribution to the limited partners; (ii) the offer does not provide for withdrawal rights at any time prior to the expiration date of the offer and, if payment is not made by the bidder within 60 days of the date of the offer, after such 60 day period; and (iii) the offer is not open for at least 20 business days and, if a material change is made to the offer, for at least 10 business days following such change. As of the date of this report, no further transfers of Units will be permitted due to the sale of the Project by the Operating Partnership.

Item 6.      Selected Financial Data .

 Not Applicable

Item 7.      Management’s Discussion and Analysis of Financial Condition and Results of Operations .

 The matters discussed in this Form 10-K contain certain forward-looking statements and involve risks and uncertainties (including changing market conditions, competitive and regulatory matters, etc.) detailed in the disclosure contained in this Form 10-K and the other filings with the Securities and Exchange Commission made by the Partnership from time to time.  The discussion of the Partnership’s business and results of operations, including forward-looking statements pertaining to such matters, does not take into account the effects of any changes to the Partnership’s business and results of operation.  Accordingly, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including those identified herein.

Liquidity and Capital Resources

The Partnership’s primary source of liquidity is distributions from Presidential Towers Ltd., an Illinois limited partnership (the “Operating Partnership”).  As a result of a significant restructuring of the ownership and debt of the Operating Partnership that was finalized in April 1995, the Partnership currently holds a 19.998% limited partnership interest in the Operating Partnership.  The Partnership is responsible for paying various administrative costs associated with monitoring the Partnership’s investment in the Operating Partnership, and paying various professional fees associated with the affairs of the Partnership.

The Operating Partnership made a distribution to the Partnership during the years ended 2008 and 2007 of $1,679,832 and $65,393,460, respectively.  In connection with the April 1995 restructuring, the Partnership is entitled to receive a reimbursement from the Operating Partnership for its administrative expenses and professional fees up to an annual maximum of $30,000 as well as its allocable share of all distributions after a preferred return to TKI Presidential Partners (“TKI”), which preferred return was satisfied in 2001.  In addition, the Operating Partnership distributes to the Partnership an amount equal to the amount of income allocated to the Partnership by the Operating Partnership in each year. Accordingly, depending on the property’s operating results, it is expected that the Partnership will receive annual distributions from the Operating Partnership.

As of December 31, 2008 and 2007, the amounts receivable from the Operating Partnership for annual reimbursement of expenses is $60,000 and $60,000, respectively, which is included in due from affiliates in the balance sheet.

As of December 31, 2008, defaulted limited partners owed the Partnership $404,300.   This receivable is a result of five limited partners who defaulted on their final capital call.  The amount owed to the partnership has increased through interest income earned on the note, and decreased by distributions paid to the partners.  Since collection of this receivable is considered doubtful, the Partnership has recorded an allowance for the entire $404,300.

As of December 31, 2008, the Partnership owed distributions to investor limited partners in the amount of $347,793.   The liability is due to checks that were issued to investors then voided and is expected to be repaid during the year ending December 31, 2009.

The Partnership’s liquidity based on cash and cash equivalents decreased by $4,403,260 to $7,094,593 at December 31, 2008, as compared to December 31, 2007.   This decrease was due to the decrease in distributions received from the Operating Partnership from $65,393,460 in 2007 to 1,679,832 in 2008, as offset by distributions made to the Partnership’s investors of $56,842,648 and $1,370,632, respectively.  Accounts payable and accrued expenses increased by $2,081 for accruals made for audit and accounting fees and legal fees.  It is expected that so long as the Partnership’s administrative expenses do not exceed $30,000 in any year, unless the Operating Partnership makes a distribution, the Partnership’s cash and cash equivalents will remain relatively constant until the Operating Partnership is liquidated.

The Partnership’s liquid assets are currently thought to be sufficient for any near-term needs of the Partnership.  The Partnership did not have any off balance sheet arrangements in any of the years as presented.

Results of Operations

 The Partnership’s net income for the year ended December 31, 2008 was $1,772,841 as compared to net income of $62,113,788 for the year ended December 31, 2007.  This decrease in 2008 was due to the decrease in distributions from the Operating Partnership which was classified as other income.  There was also a decrease in interest income of $1,316,331 due to a decrease in cash balances during 2008.

 The Partnership is entitled to receive interest income at 18 percent per annum on investor notes from defaulted investors.  Due to the uncertainty of the collection of defaulted investor notes, the Partnership recognizes interest income only as collections are made from the final anticipated distributions due to defaulted investors.   For the year ended December 31, 2008, the Partnership earned $61,938 of interest income, of which $11,037 is treated as distributions retained and disclosed as a noncash operating activity on the statements of cash flows.

 The Partnership’s decrease in net income during 2008 was reduced partially by an decrease in expenses mainly due to state replacement tax of $1,572,376 and liquidation fee expense of $2,850,000, incurred as a result of the sale of the Operating Partnership’s underlying rental property and proposed dissolution of the Partnership and the Operating Partnership during 2007.

Off-balance Sheet Arrangements

 The Partnership has no off-balance sheet arrangements.

Item  7A. Quantitative and Qualitative Disclosures About Market Risk .

 Not Required

Item 8.     Financial Statements and Supplementary Data .

 The audited financial statements of the Partnership for the fiscal years ended December 31, 2008 and December 31, 2007, including the accompanying notes thereto, are included in this Item 8.

Presidential Associates I Limited Partnership

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Presidential Associates I Limited Partnership

We have audited the accompanying balance sheets of Presidential Associates I Limited Partnership as of December 31, 2008 and 2007, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended.  These financial statements are the responsibility of the Partnership’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financing reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Presidential Associates I Limited Partnership as of December 31, 2008 and 2007, and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note A, the Operating Partnership sold its property in 2007 and intends to dissolve in 2009, or as soon thereafter as possible.  Upon dissolution of the Operating Partnership, and satisfaction of Partnership obligations, any remaining cash will be distributed to investors and the Partnership will dissolve its operations.

/s/ Reznick Group, P.C.
Bethesda, Maryland
April 14, 2009

Presidential Associates I Limited Partnership

BALANCE SHEETS

December 31, 2008 and 2007

ASSETS

	2008	2007

Cash and cash equivalents	$7,094,593	$11,497,853
Due from investor limited partners, net of allowance of $404,300 and $353,399	3,310	—
Due from affiliates	60,000	60,000

TOTAL ASSETS	$7,157,903	$11,557,853

LIABILITIES AND PARTNERS’ EQUITY

LIABILITIES
Accounts payable	$46,923	$36,553
Accrued state replacement tax	—	1,572,376
Due to investor limited partners	347,793	737,946
Due to affiliate of managing general partner	—	2,850,000

TOTAL LIABILITIES	394,716	5,196,875

PARTNERS’ EQUITY	6,763,187	6,360,978

TOTAL LIABILITIES AND PARTNERS’ EQUITY	$7,157,903	$11,557,853

See notes to financial statements

Presidential Associates I Limited Partnership

STATEMENTS OF INCOME

Years ended December 31,

	2008	2007
Expenses
Other	$219,493	$4,908,505

	(219,493)	(4,908,505)

Other income
Distribution from Operating Partnership	1,679,832	65,393,460
Dividend and interest income	312,502	1,628,833

NET INCOME	$1,772,841	$62,113,788

Units of investor limited partnership interest outstanding	590	590

Net income allocated to general partners	$17,728	$621,138

Net income allocated to investor limited partners	$1,755,113	$61,492,650

Net income per unit of investor limited partnership interest outstanding	$2,975	$104,225

See notes to financial statements.

Presidential Associates I Limited Partnership

STATEMENTS OF PARTNERS EQUITY (DEFICIT)

Years ended December 31, 2008 and 2007

	Managing General Partner	General Partner
	Winthrop Financial Company, Inc.	Linnaeus Phoenix Associates Limited Partnership	Investor limited partners	Total

Partners’ equity (deficit), December 31, 2006	(267,047)	(568,956)	1,903,976	1,067,973

Net income	310,569	310,569	61,492,650	62,113,788

Capital contributions	—	—	21,865	21,865

Distributions	(307,656)	(307,656)	(56,227,336)	(56,842,648)

Partners’ equity (deficit), December 31, 2007	(264,134)	(566,043)	7,191,155	6,360,978

Net income	8,864	8,864	1,755,113	1,772,841

Distributions	(34,266)	(34,266)	(1,302,100)	(1,370,632)

Partner’s equity (deficit), December 31, 2008	(289,536)	(591,445)	7,644,168	6,763,187

See notes to financial statements.

Presidential Associates I Limited Partnership

STATEMENTS OF CASH FLOWS

Years ended December 31, 2008 and 2007
	2008	2007
Cash flows from operating activities
Net income	$1,772,841	$62,113,788
Adjustments to reconcile net income to net cash
provided by (used in) operating activities
Bad debts	50,901	353,399
Increase of interest income for adjustment to distributions	(61,938)	(802,741)
Increase in due from affiliates	—	(30,000)
Increase in amounts from receivable from investor limited partner	(3,310)	—
Increase in accounts payable	10,370	6,096
Increase (decrease) in liquidation fee expense, payable to affiliate of managing general partner	(2,850,000)	2,850,000
Increase (decrease) in state replacement tax payable	(1,572,376)	1,572,376

Net cash provided by (used in) operating activities	(2,653,512)	66,062,918

Cash flows from financing activities
Distributions to partners	(1,340,471)	(55,633,495)
Payment of amounts due to partners	(409,277)	—
Increase (decrease) in due to affiliates	—	(759)

Net cash used in financing activities	(1,749,748)	(55,634,254)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(4,403,260)	10,428,664

Cash and cash equivalents, beginning	11,497,853	1,069,189

Cash and cash equivalents, end	$7,094,593	$11,497,853

Significant noncash investing and financing activities:

Due to investor limited partners increased by $19,124 of distributions payable to investor limited partners as of December 31, 2008 and expected to be paid during the year ending December 31, 2009.

Due from investor limited partners decreased by $11,037 for adjustments to distributions.

See notes to financial statements.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Presidential Associates I Limited Partnership (the “Partnership”) was organized under the laws of the State of Maryland on July 1, 1983 to acquire a limited partnership interest in Presidential Towers, Ltd. (the “Operating Partnership”).  On March 7, 2007, the Operating Partnership entered into an agreement to sell the Project. The sale closed April 18, 2007 resulting in significant distributions to the Partnership arising from the sale proceeds.  Since the sale transaction has been consummated, the Partnership’s only remaining asset is cash from the sale and the Partnership will be liquidated by payments of expenses incurred in connection with the sale and distribution of remaining proceeds to the partners.  However, as the dissolution of the Partnership was not imminent as of December 31, 2008, and the process could extend beyond the year ending December 31, 2009, the financial statements are presented assuming that the Partnership will continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Investment in the Operating Partnership

The investment in the Operating Partnership is reported using the equity method of accounting, under which the initial investment is recorded at cost, increased or decreased by the Partnership’s share of income or losses, and decreased by distributions.  As there are no support arrangements between the Partnership and the Operating Partnership, the investment cannot be reduced below zero.

Federal and State Income Taxes

No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash Equivalents

For the purposes of the statements of cash flows, the Partnership considers all highly liquid financial instruments, which consist of a money market account and amounts invested under a repurchase agreement, purchased with maturities of three months or less, to be cash  equivalents.  The carrying amount approximates fair value because of the short maturity of these instruments.

NOTE B - CONCENTRATION OF CREDIT RISK

The Partnership maintains its cash balances in one bank.  The balance is insured by the Federal Deposit Insurance Corporation up to $250,000 at the bank.  As of December 31, 2008, the uninsured portion of the cash balances was $6,870,911.

NOTE C - INVESTMENT IN OPERATING PARTNERSHIP

The Partnership holds a 19.998% interest in the Operating Partnership which constructed, owned and operated four 49-story residential and commercial towers in Chicago, Illinois.  Losses from the Operating Partnership are allocated entirely to one of the Operating Partnership’s general partners.  Special allocations apply to the allocation of the proceeds of capital transactions and cancellation of indebtedness.  As disclosed in Note A, the sale of the underlying property of the Operating Partnership closed on April 18, 2007.  The Operating Partnership intends to dissolve in the year ending December 31, 2009.

The following is a summary of the financial position of the Operating Partnership at December 31, 2008 and 2007, and a summary of its results of operations for the years then ended, prepared in conformity with accounting principles generally accepted in the United States of America.

NOTE C - INVESTMENT IN OPERATING PARTNERSHIP (Continued)

BALANCE SHEETS
	2008	2007
ASSETS
Other assets	$1,179,764	$9,416,579

Total assets	$1,179,764	$9,416,579

Partners’ equity (deficit)	$1,179,764	$9,416,579

	$1,179,764	$9,416,579

STATEMENTS OF OPERATIONS
	2008	2007
Revenue
Rental	$—	$10,709,077
Other	173,072	700,452
Interest	21,516	483,375

	194,588	11,892,904
Expenses
Operating expenses	31,404	19,108,643
Amortization	—	622,762

	31,404	19,731,405

Income (loss) before gain on sale of rental property	163,184	(7,838,501)

Gain on sale of rental property	—	432,479,635

NET INCOME	$163,184	$424,641,134

NOTE D - RECONCILIATION OF NET INCOME

There are no differences between the Operating Partnership’s income for tax and financial statement purposes for 2008 and 2007.

The difference between the investment in the operating partnership for tax purposes and financial statement purposes is due to the difference in the losses not recognized under the equity method of accounting which are recorded for income tax purposes as well as a gain on extinguishment of debt in prior years which was recorded for financial statement purposes only.

NOTE E - RELATED PARTY TRANSACTIONS

Due from Affiliates

Pursuant to the terms of the partnership agreement of the Operating Partnership, the partnership is entitled to receive a reimbursement from the Operating Partnership to reimburse it for its administrative expenses and professional fees up to an annual maximum of $30,000. A receivable was recorded for $60,000 and $60,000 that was not reimbursed to the Partnership by the operating partnership as of December 31, 2008 and 2007, respectively.  As of December 31, 2008 and 2007, defaulted limited partners owed the Partnership $404,300 and $353,399, respectively. This receivable is a result of five limited partners who defaulted on their final capital call. The amount owed to the Partnership has increased through interest income earned on the note, and decreased by distributions made to the partners. Since collection of this receivable is considered doubtful, the Partnership has recorded an allowance for the entire $404,300 and $353,399, respectively.

Due to Affiliates

As of December 31, 2008 and 2007, $0 and $2,850,000, respectively, remains payable to an affiliate of the Managing General Partner.  On January 25, 2008, the Partnership paid to an affiliate of the Managing General Partner a liquidation fee in the amount of $2,850,000.  Such affiliate was engaged by the Managing General Partner to provide services to the Partnership in connection with the Operating Partnership’s decision to sell its only asset, which sale would result in the liquidation of the Operating Partnership and the Partnership.  While the Operating Partnership has sold such asset, it has not yet dissolved.  The liquidation of the Partnership will be completed after the Operating Partnership dissolves and the Partnership satisfies all debts and distributes any remaining cash to its investors.  Such affiliate of the Managing General Partner continues to provide services to the Partnership in connection with such liquidation process.

Operating Expenses

The Partnership has outsourced its accounting function to Prague & Company, P.C.  The firm is owned by Andrew Prague, who also serves as Chief Financial Officer for the Partnership. For the years ended December 31, 2008 and 2007,  expenses of $73,920 and $52,578, respectively, were incurred by the partnership for accounting fees charged by Prague & Company, P.C.

Item 9.	Changes in and Disagreements With Accountants on Accounting and Financial Disclosure ..

 None

Item 9A.	Controls and Procedures

Disclosure controls

As of the end of the period covered by this annual report on Form 10-K, an evaluation was carried out under the supervision and with the participation of the Managing General Partner’s management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Securities Exchange Act of 1934).  Based on that evaluation, the Managing General Partner’s Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of such period, the Registrant’s disclosure controls and procedures were effective as of the end of the period covered by this report.

Internal controls

Management’s Report On Internal Control Over Financial Reporting

Internal control over financial reporting is defined in Rule 13a-15(f) or 15d-15(f) promulgated under the Securities Exchange Act of 1934 as a process designed by, or under the supervision of, the issuer’s principal executive and principal financial officers and effected by the issuer’s Managing General Partner, its management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that:

- Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the issuer;

- Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and the Managing General Partner of the issuer; and

 - Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisitions, use or disposition of the issuer’s assets that could have a material effect on the financial statements.

As of the end of the period covered by this annual report on Form 10-K, an evaluation was carried out under the supervision and with the participation of the Managing General Partner’s management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the Registrant’s internal controls over financial reporting.

Management assessed the effectiveness of the Registrant ’s internal control over financial reporting as of December 31, 2008.  In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework.

Based on that evaluation, the Managing General Partner’s Chief Executive Officer and Chief Financial Officer have concluded that, as of the end of such period, the Registrant’s disclosure controls and procedures were effective as of the end of the period covered by this report.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.  All internal control systems, no matter how well designed, have inherent limitations.  Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.  Because of the inherent limitations of internal control, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process.  Therefore, it is possible to design into the process safeguards to reduce, though not eliminate, this risk.

This annual report does not include an attestation report of the Registrant’s registered public accounting firm regarding internal control over financial reporting.  Management’s report was   not subject to attestation by the Registrant’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit   the Registrant to provide only management’s report in this annual report.

Changes in internal controls over financial reporting:

There was no change in our internal controls over financial reporting that occurred during the Registrant’s fourth fiscal quarter of the fiscal year covered by this report, that has materially affected, or is reasonably likely to materially affect, our internal controls over financial reporting.

Item 9B.	Other Information .

 None.

PART III

Item 10 .	Directors, Executive Officers and Corporate Governance

 The Partnership has no officers or directors.  The Managing General Partner manages and controls substantially all of Registrant’s affairs and has general responsibility and ultimate authority in all matters affecting its business.  As of April 1, 2009, the names of the directors and executive officers of the Managing General Partner and the position held by each of them are as follows:

Name	Position Held with the Managing General Partner	Has Served as a Director or Officer Since

Eggert Dagbjartsson	President, Chief Executive Officer and Director	10/06

Andrew Prague	Chief Financial Officer	10/06

Victor J. Paci	Vice President, Treasurer, Secretary and Director	10/06

Mr. Dagbjartsson, age 45, has been a Managing Director of Equity Resource Investments, LLC and its affiliates (“ERI”) since October, 2002.  Prior thereto, he served as Executive Vice President of Equity Resources Group, Inc. since 1991.  Mr. Dagbjartsson is not on the board of directors of any other public companies.

Mr. Prague, age 51, has been a partner in the accounting firm of Prague and Co. since 1987 and has served as the Managing General Partner’s Chief Financial Officer since October, 2006.

Mr. Paci, age 58, has been a Managing Director of ERI since May, 2005.  Prior to joining ERI, Mr. Paci was a partner in the law firm of Bingham McCutchen LLP since November 1991.  Mr. Paci is not on the board of directors of any other public companies.

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Partnership under Rule 16a-3(e) during the Partnership’s most recent fiscal year and Forms 5 and amendments thereto furnished to the Partnership with respect to its most recent fiscal year, no director, officer, beneficial owner of more than ten percent of the Units that failed to file on a timely basis, as disclosed in the above Forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.

 See “Item 12, Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”

The Managing General Partner does not have a separate audit committee.  As such, the officers of the Managing General Partner fulfill the functions of an audit committee.  The Managing General Partner has determined that Andrew Prague meets the requirement of an “audit committee financial expert”.

The persons with authority over the Partnership are all employees of the Managing General Partner.  The Managing General Partner has adopted a code of ethics that applies to such persons.  The Partnership will provide to any person without charge, upon request, a copy of such code of ethics.  All such requests should be made in writing to Robert Porcelli, c/o Equity Resource Investments, LLC, 1280 Massachusetts Avenue, 4 th Floor, Cambridge, MA 02138.

Item 11.	Executive Compensation .

 The General Partners are not required to and did not pay any compensation to the officers or directors of the General Partners. The General Partners do not presently pay any compensation to any of their respective officers or directors.  (See Item 13, “Certain Relationships and Related Transactions, and Director Independence.”)

Item 12.	Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters .

 (a)            Security ownership of certain beneficial owners .

 The Partnership is a limited partnership and has issued Units of limited partnership interest.  The Units are not voting securities, except that the consent of the Limited Partners is required to approve or disapprove certain transactions including the removal of a General Partner, certain amendments to the Partnership Agreement, the dissolution of the Partnership or the sale of all or substantially all of the assets of the Partnership.  Based on the Partnership’s books and records, at April 1, 2009 the only holder of 5% or more of the Partnership’s Units is ERI (through various investment funds managed by affiliates of ERI) which is an affiliate of the Managing General Partner and which collectively owns 74.6012 Units representing 12.6% of the Units in the Partnership.  The address for ERI is 1280 Massachusetts Avenue, Cambridge, Massachusetts 02138.

 (b)            Security Ownership of Management .

 No officer or director of the Managing General Partner directly owns any Units as of April 1, 2009.

 (c)            Changes in Control .

None

 (d)            Securities Authorized for Issuance under Equity Compensation Plans .

None

Item 13.	Certain Relationships and Related Transactions, and Director Independence .

Pursuant to the terms of the partnership agreement of the Operating Partnership, the Partnership is entitled to receive a reimbursement from the Operating Partnership for its administrative expenses and professional fees up to an annual maximum of $30,000.  During both 2008 and 2007, $0 and $0, respectively, was paid to the Partnership by the Operating Partnership as reimbursement of reimbursable expenses incurred by the Partnership.  As a result, $60,000 and $60,000 is included in due from affiliates on the balance sheets as of December 31, 2008 and 2007, respectively

 The Partnership has outsourced its accounting function to Prague & Company, P.C.  The firm is owned by Andrew Prague, who also serves as Chief Financial Officer for the Partnership. As of December 31, 2008 and 2007, $5,064 and $9,853, respectively, was accrued by the partnership for accounting fees due to Prague & Company, P.C.

 The Board of Directors of the Managing General Partner of the Partnership has determined that its members are not “independent” within the meaning of Section 303A.02 of the NYSE Listed Company Manual.

Item 14.	Principal Accounting Fees and Services

 The Managing General Partner has reappointed Reznick Group, P.C. as independent auditors to audit the financial statements of the Partnership for 2008.   The Managing General Partner approved 100% of the services listed below.

Audit Fees . The Partnership paid to Reznick Group, P.C. audit fees of approximately $27,000 and $26,000 for the years ended December 31, 2008 and 2007, respectively.

Audit Related Fees . The Partnership paid to Reznick Group, P.C. audit related fees of approximately $30,563 and $23,653 for the years ended December 31, 2008 and 2007, respectively.

Tax Fees . The Partnership paid to Reznick Group, P.C. fees for tax services of approximately $10,000 and $10,000 for the years ended December 31, 2008 and 2007.

All Other Fees . The Partnership did not pay any other fees to Reznick Group, P.C. for the years ended December 31, 2008 and 2007.

PART IV

Item 15.	Exhibits

Refer to Exhibit Index included herein.

SIGNATURES

 Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP

By:	Winthrop Financial Co., Inc.,
Managing General Partner

By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer and President

Date: April 14, 2009

 Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Partnership and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Eggert Dagbjartsson	President, Chief Executive Officer	April 14, 2009
Eggert Dagbjartsson	and Director

/s/ Andrew Prague	Chief Financial Officer	April 14, 2009
Andrew Prague

/s/ Victor J. Paci	Director	April 14, 2009
Victor J. Paci

EXHIBIT INDEX

Exhibit No.		FN

3(a)	Amended and Restate Limited Partnership Agreement and Certificate of Amendment of Presidential Associates I Limited Partnership	(1)

3(b)	Amendment to Amended and Restated Limited Partnership Agreement and Certificate of Limited Partnership of Presidential Associates I Limited Partnership dated April 19, 1995	(3)

10(a)	Form of Investor Bond issued to the Partnership by Continental Casualty Company	(1)

(b)	Trust Agreement dated as of September 15, 1980 between the Operating Partnership and LaSalle National Bank	(1)

(c)	Letter of Credit and Reimbursement Agreement dated as of July 21, 1983 between the Operating Partnership and Citibank, N.A.	(1)

(e)	Regulatory Agreement for Multi-Family Housing project dated as of July 1, 1983 between LaSalle National Bank, as Trustee, the Operating Partnership, the General Partners and the Secretary of Housing and Urban Development	(1)

(i)	Architectural Services Agreement dated as of July 1, 1983 between LaSalle National Bank, as Trustee, and Solomon Cordwell Buenz & Associates, Inc.	(1)

(p)	Third Amended and Restated Limited Partnership Agreement of Presidential Towers, Ltd., dated April 19, 1995	(3)

(s)	Amendment to Regulatory Agreement for Multifamily Housing Projects, dated as of April 18, 1995, between LaSalle National Bank, as Trustee, and Presidential Towers, Ltd. and the Secretary of Housing and Urban Development	(3)

(t)	Restructuring Agreement, dated April 18, 1995, among LaSalle National Trust, as Trustee, Presidential Towers, Ltd. and the Secretary of Housing and Urban Development	(3)

(u)	Services Agreement, dated December 16, 1997, by and between First Winthrop Corporation, Winthrop Financial Co., Inc., WFC Realty Co., Inc., WFC Realty Saugus, Inc., Winthrop Properties, Inc., Winthrop Metro Equities Corporation, Winthrop Lisbon Realty, Inc. and Northwood Realty Co., Inc. and Coordinated Services of Valdosta, LLC	(4)

31.1	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

31.2	Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

32	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
__________________
(1)	Incorporated herein by reference to the Partnership’s Registration Statement on Form 10 (Commission Partnership file number 0-12210).
(2)	Incorporated herein by reference to Exhibit 10(p) to the Partnership’s Annual Report on Form 10-K for the year ended December 31, 1985.
(3)	Incorporated herein by reference to Partnership’s Annual Report on Form 10-K for the year ended December 31, 1995.
(4)	Incorporated by reference to the Partnership’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998.

Exhibit 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eggert Dagbjartsson, certify that:

     1.      I have reviewed this annual report on Form 10-K of Presidential Associates I Limited Partnership;

     2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3.      Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

     4.      The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

     a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

     5.      The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

     a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

     b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 14, 2009	By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer and President

Exhibit 31.2

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Prague, certify that:

1.           I have reviewed this annual report on Form 10-K of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

 a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

 c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

 d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

 5.           The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

 a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

 b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 14, 2009	By:	/s/ Andrew Prague
Andrew Prague
Chief Financial Officer

Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Presidential Associates I Limited Partnership (the “Partnership”), on Form 10-K for the annual period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: April 14, 2009	/s/ Eggert Dagbjartsson Eggert Dagbjartsson Chief Executive Officer and President

Date: April 14, 2009	/s/ Andrew Prague Andrew Prague Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)

[X]	QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2009

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to _________

Commission File Number 0-12210

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	04-2801764
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1280 Massachusetts Avenue, 4 th Floor, Cambridge, MA 02138
(Address of principal executive offices)

(617) 876-4800
(Registrant’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes [X]    No [   ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company.

Large accelerated filer [ ]	Accelerated filer [ ]
Non-accelerated filer [ ]	Small reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes [ ] No [X]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS

Check whether the registrant filed all documents and reports required to be filed by Section l2, 13 or 15(d) of the Exchange Act
after the distribution of securities under a plan confirmed by a court.  Yes   [   ]  No  [   ]

APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: _______________________________________

SEC 1296 (02-08)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

PART I - FINANCIAL INFORMATION

Item 1. Financial Statements.

Balance Sheets

	March 31, 2009 (Unaudited)	December 31, 2008 (Audited)

Assets

Cash and cash equivalents	$6,986,406	$7,094,593
Due from investor limited partners, net of allowance of $422,045 and $404,300	3,310	3,310
Due from affiliates, net of allowance of $120,000 and $0	–	60,000

Total Assets	$6,989,716	$7,157,903

Liabilities and Partners' Equity

Liabilities:

Accounts payable	$35,289	$46,923
Due to investor limited partners	241,116	347,793

Total Liabilities	276,405	394,716

Partners' Equity:

Partners' Equity	6,713,311	6,763,187

Total Liabilities and Partners' Equity	$6,989,716	$7,157,903

See notes to financial statements

2

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Statements of Operations (Unaudited)

	For The Three Months Ended
	March 31,	March 31,
	2009	2008
Income:

Distribution from operating partnership	$-	$1,679,832
Interest and dividends	40,075	118,941

Total income	40,075	1,798,773

Expenses:

Legal and Professional Fees	9,172	14,186
Other	80,779	4,766

Total expenses	89,951	18,952

Net income (loss)	$(49,876)	$1,779,821

Net income (loss) per Unit of Limited Partnership Interest outstanding	$(84.54)	$3,016.65

See notes to financial statements

3

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Statement of Partners' Equity (Unaudited)

	Managing General Partner	General Partner
For the Three Months Ended March 31, 2009 (Unaudited)	Winthrop Financial Co., Inc.	Linnaeus-Phoenix Associates Limited Partnership	Investor Limited Partners	Total Partners' Capital

Partners’ equity (deficit), December 31, 2008	$(289,536)	$(591,445)	$7,644,168	$6,763,187

Net loss	(249)	(249)	(49,378)	(49,876)

Partners’ equity (deficit), Mar ch 31, 2009	$(289,785)	$(591,694)	$7,594,790	$6,713,311

See notes to financial statements

4

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Statements of Cash Flows (Unaudited)

	For The Three Months Ended
	March 31,	March 31,
	2009	2008
Cash Flows From Operating Activities:

Net income (loss)	$(49,876)	$1,779,821
Adjustments to reconcile net income to net cash
used in operating activities:
Bad debts	137,745	4,471
Increase in interest income for adjustment to distributions	(17,745)	(15,506)
Decrease in due from affiliates	(60,000)	–
Increase in amounts receivable from investor limited partner	–	(1,103)
Decrease in accounts payable	(11,634)	(9,553)
Decrease in liquidation fee expense,
payable to an affiliate of the general partner	–	(2,850,000)

Net cash used in continuing operations	(1,510)	(1,091,870)

Cash Flows From Financing Activities:

Distributions to partners	–	(1,348,010)
Payment of amounts due to partners	(106,677)	(282,722)

Net cash used in financing activities	(106,677)	(1,630,732)

Net decrease in cash and cash equivalents	(108,187)	(2,722,602)

Cash and cash equivalents, beginning of period	7,094,593	11,497,853

Cash and cash equivalents, end of period	$6,986,406	$8,775,251

See notes to financial statements

5

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

1 .  General

The condensed financial statements included herein have been prepared by the Partnership, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  The Partnership’s accounting and financial reporting policies are in conformity with generally accepted accounting principles and include all adjustments in interim periods considered necessary for a fair presentation of the results of operations.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.  It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008.

The accompanying financial statements reflect the Partnership’s results of operations for an interim period and are not necessarily indicative of the results of operations for the year ending December 31, 2009.

2 .  Investment in Operating Partnership

The Partnership accounts for its investment in Presidential Towers, Ltd. (the “Operating Partnership”) using the equity method of accounting.  Under the equity method of accounting, the initial investment is recorded at cost, increased or decreased by the Partnership’s share of income or losses, and decreased by distributions.  Equity in the loss of the Operating Partnership is no longer recognized once the investment balance reaches zero.

3.   Taxable Income

The Partnership’s taxable income for 2009 is not expected to differ from that for financial reporting purposes.

No provision or benefit for Federal income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

During the three months ended March 31, 2009, the Partnership has paid $2,735 for Illinois replacement tax.  The state tax was calculated on rental income reported by the Operating Partnership.

6

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Item 2.  Management’s Discussion and Analysis or Plan of Operation

The matters discussed in this Form 10-Q contain certain forward-looking information and involve risks and uncertainties (including changing market conditions, competitive and regulatory matters, etc.)  The discussion of the Partnership’s business and results of operations, including forward-looking information pertaining to such matters does not take into account the effects of any changes to the Partnership’s business and results of operations.  Accordingly, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including those identified herein.

This Item should be read in conjunction with the financial statements and other items contained elsewhere in the report.

General

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the limited partners on May 18, 2007, in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.

On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  Once these obligations are satisfied, it is expected that the Operating Partnership will distribute any remaining funds and liquidate.

On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  As of March 31, 2009, there were approximately 485 investor limited partners holding 590 outstanding units.

Liquidity and Capital Resources

The Partnership’s primary source of liquidity is distributions from Presidential Towers Ltd., an Illinois limited partnership (the “Operating Partnership”).  As a result of a significant restructuring of the ownership and debt of the Operating Partnership that was finalized in April 1995, the Partnership currently holds a 19.998% limited partnership interest in the Operating Partnership.  The Partnership is responsible for paying various administrative costs associated with monitoring the Partnership’s investment in the Operating Partnership, and paying various professional fees associated with the affairs of the Partnership.

7

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Item 2.   Management’s Discussion and Analysis or Plan of Operation (Continued)

Liquidity and Capital Resources (Continued)

The Operating Partnership made a distribution to the Partnership during the three months ended March 31, 2009 and 2008 of $0 and $1,679,832, respectively.  In connection with the April 1995 restructuring, the Partnership is entitled to receive a reimbursement from the Operating Partnership for its administrative expenses and professional fees up to an annual maximum of $30,000 as well as its allocable share of all distributions after a preferred return to TKI Presidential Partners (“TKI”), which preferred return was satisfied in 2001.  In addition, the Operating Partnership distributes to the Partnership an amount equal to the amount of income allocated to the Partnership by the Operating Partnership in each year. Accordingly, depending on the Operating Partnership’s operating results, it is expected that the Partnership will receive annual distributions from the Operating Partnership.

As of March 31, 2009, the amounts receivable from the Operating Partnership for annual reimbursement of expenses is $120,000 which is included in due from affiliates in the balance sheet.  However, due to the uncertainty of collection from the Operating Partnership, the partnership  has fully reserved against the receivable of $120,000.

The Partnership issued distribution checks to two former investors who had not notified the Partnership that they had sold their respective LP interests.  As of March 31, 2009, amounts receivable from the former investors is $3,310, which is included in due from investor limited partners on the balance sheet.

As of March 31, 2009, the Partnership owed distributions to investor limited partners in the amount of $241,116.  The liability is due to checks that were issued to investors then voided.  The balance is expected to be repaid during the year ending December 31, 2009.

The Partnership’s liquidity based on cash and cash equivalents decreased by $108,187 to $6,986,406 at March 31, 2009, as compared to December 31, 2008.  This decrease was due to the payment of distributions owed to investor limited partners of $106,677.  Accounts payable and accrued expenses decreased by $11,634 for payments made for audit and accounting fees.  It is expected that so long as the Partnership’s administrative expenses do not exceed $30,000 in any year, unless the Operating Partnership makes a distribution, the Partnership’s cash and cash equivalents will remain relatively constant until the Operating Partnership is liquidated.

The Partnership’s liquid assets are currently thought to be sufficient for any near-term needs of the Partnership.  The Partnership did not have any off-balance sheet arrangements in any of the years as presented.

8

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Item 2.   Management’s Discussion and Analysis or Plan of Operation (Continued)

Results of Operations (Continued)

Net loss was $49,876 for the three months ended March 31, 2009 as compared to net income of $1,779,821 for the three months ended March 31, 2008.  The decrease in net income to net loss is primarily due to the Partnership receiving a distribution of $1,679,832 from the Operating Partnership during the three months ended March 31, 2008.  Also, the Partnership reserved the balance of $120,000 receivable from the Operating Partnership, and recorded it as bad debt expense which is included in other expenses on the statements of operations.  The amount of bad debt expense was offset by an expense reimbursement receivable from the Operating Partnership recorded in the amount of $60,000 during the three months ended March 31, 2009 and included in other expenses on the statement of operations.

The Partnership is entitled to receive interest income at 18 percent per annum on investor notes from defaulted investors.  Due to the uncertainty of the collection of defaulted investor notes, the Partnership recognizes interest income only as collections are made from the final anticipated distributions due to defaulted investors. For the three months ended March 31, 2009, the Partnership earned $17,745 of interest income, all of which has been fully reserved.

Item 3.   Quantitative and Qualitative Disclosures About Market Risk

None.

Item 4T.  Controls and Procedures

As of the end of the period covered by this report, the Partnership’s General Partner, under the supervision and with the participation of the Chief Executive Officer and Chief Financial Officer of the Partnership carried out an evaluation of the effectiveness of the Fund’s “disclosure controls and procedures” as defined in Securities Exchange Act of 1934 Rule 13a – 14(c). Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this report, the Partnership’s disclosure controls and procedures were adequate and effective in timely alerting them to material information relating to the Partnership required to be included in the Partnership’s periodic SEC filings.

Changes in internal controls. There were no significant changes in the Partnership’s internal control over financial reporting that occurred during the quarter ended March 31, 2009 that materially affected, or are reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

This quarterly report does not include an attestation report of the Partnership’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Partnership’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Partnership to provide only management’s report in this quarterly report.

9

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Part II - Other Information

Item 1.   Legal Proceedings

None.

Item 1A.   Risk Factors

None.

Item 2.  Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.  Defaults Upon Senior Securities

None.

Item 4.   Submission of Matters to a Vote of Security Holders

None.

Item 5. Other Information

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the limited partners on May 18, 2007, in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.  On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  However, as the dissolution of the Partnership was not imminent as of March 31, 2009 the financial statements are presented assuming that the Partnership will continue as a going concern.

10

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Item 6.  Exhibits

Exhibits required by Item 601 of Regulation S-K are filed herewith and are listed in the attached Exhibit Index.

11

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP

By:	Winthrop Financial Co., Inc. Managing General Partner

	By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer

	By:	/s/ Andrew Prague
Andrew Prague
Chief Financial Officer

Dated: May 15, 2009

12

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

Exhibit Index

Exhibit

31.1	Chief Executive Officer’s Certification, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Chief Financial Officer’s Certification, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

13

EXHIBIT 31.1

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eggert Dagbjartsson, certify that:

1.           I have reviewed this quarterly report on Form 10-Q of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)           Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.           The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 15, 2009	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer and President

EXHIBIT 31.2

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Prague, certify that:

1.           I have reviewed this quarterly report on Form 10-Q of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)           Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.           The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 15, 2009	/s/ Andrew Prague
Andrew Prague
Chief Financial Officer

EXHIBIT 32

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q MARCH 31, 2009

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Presidential Associates I Limited Partnership (the “Partnership”), on Form 10-Q for the quarterly period ended March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 15, 2009	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer

Date: May 15, 2009	/s/ Andrew Prague
Andrew Prague
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30 , 2009

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to _________

Commission File Number 0-12210

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	04-2801764
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1280 Massachusetts Avenue, 4 th Floor, Cambridge, MA 02138
(Address of principal executive offices)

(617) 876-4800
(Registrant’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes ☒     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Small reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS

Check whether the registrant filed all documents and reports required to be filed by Section l2, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.  Yes   ☐ No   ☐

APPLICABLE ONLY TO CORPORATE ISSUERS

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: _______________________________________

SEC 1296 (02-08)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

PART I - FINANCIAL INFORMATION

Item 1.  Financial Statements.

Balance Sheets

	June 30, 2009 (Unaudited)	December 31, 2008 (Audited)

Assets

Cash and cash equivalents	$6,915,444	$7,094,593
Due from investor limited partners, net of allowance of $440,189 and $404,300	3,310	3,310
Due from affiliates, net of allowance of $120,000 and $0	—	60,000

Total Assets	$6,918,754	$7,157,903

Liabilities and Partners ’ Equity

Liabilities:

Accounts payable	$12,372	$46,923
Due to investor limited partners	241,116	347,793

Total Liabilities	253,488	394,716

Partners’ Equity:

Partners’ Equity	6,665,266	6,763,187

Total Liabilities and Partners’ Equity	$6,918,754	$7,157,903

See notes to financial statements

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Statements of Operations (Unaudited)

	For The Three Months Ended		For the Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
Income:

Distribution from operating partnership	$—	$—	$—	$1,679,832
Interest and dividends	31,883	67,534	71,958	186,475

Total income	31,883	67,534	71,958	1,866,307

Expenses:

Legal and Professional Fees	42,623	49,978	51,795	64,164
Other	37,305	15,514	118,084	20,280

Total expenses	79,928	65,492	169,879	84,444

Net income (loss)	$(48,045)	$2,042	$(97,921)	$1,781,863

Net income (loss) per Unit of Limited Partnership Interest outstanding	$(81.43)	$3.46	$(165.97)	$3,020.11

See notes to financial statements

- 3 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Statement of Partners’ Equity (Unaudited)

	Managing General Partner	General Partner
For the Six Months Ended June 30, 2009 (Unaudited)	Winthrop Financial Co., Inc.	Linnaeus-Phoenix Associates Limited Partnership	Investor Limited Partners	Total Partners’ Equity

Partners’ equity (deficit), December 31, 2008	$(289,536	$(591,445)	$7,644,168	$6,763,187

Net loss	(490	(490)	(96,941)	(97,921)

Partners’ equity (deficit), June 30, 2009	$(290,026	$(591,935)	$7,547,227	$6,665,266

See notes to financial statements

- 4 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Statements of Cash Flows (Unaudited)

	For The Six Months Ended
	June 30,	June 30,
	2009	2008
Cash Flows From Operating Activities:

Net income (loss)	$(97,921)	$1,781,863
Adjustments to reconcile net income to net cash
used in operating activities:
Bad debts	155,889	19,835
Increase in interest income for adjustment to distributions	(35,889)	(30,870)
Increase in due from affiliates	(60,000)	—
Increase in amounts receivable from investor limited partner	—	(3,310)
Decrease in accounts payable	(34,551)	(22,795)
Decrease in accrued state replacement tax	—	(1,572,376)
Decrease in liquidation fee expense,
payable to an affiliate of the general partner	—	(2,850,000)

Net cash used in continuing operations	(72,742)	(2,677,653)

Cash Flows From Financing Activities:

Distributions to partners	—	(1,350,217)
Payment of amounts due to partners	(106,677)	(282,722)

Net cash used in financing activities	(106,677)	(1,632,939)

Net decrease in cash and cash equivalents	(179,149)	(4,310,592)

Cash and cash equivalents, beginning of period	7,094,593	11,497,853

Cash and cash equivalents, end of period	$6,915,444	$7,187,261

See notes to financial statements

- 5 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

1.	General

The condensed financial statements included herein have been prepared by the Partnership, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  The Partnership’s accounting and financial reporting policies are in conformity with generally accepted accounting principles and include all adjustments in interim periods considered necessary for a fair presentation of the results of operations.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.  It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008.

The accompanying financial statements reflect the Partnership’s results of operations for an interim period and are not necessarily indicative of the results of operations for the year ending December 31, 2009.

2.	Investment in Operating Partnership

The Partnership accounts for its investment in Presidential Towers, Ltd. (the “Operating Partnership”) using the equity method of accounting.  Under the equity method of accounting, the initial investment is recorded at cost, increased or decreased by the Partnership’s share of income or losses, and decreased by distributions.  Equity in the loss of the Operating Partnership is no longer recognized once the investment balance reaches zero.

3.	Taxable Income

The Partnership’s taxable income for 2009 is not expected to differ from that for financial reporting purposes.

No provision or benefit for Federal income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

During the six months ended June 30, 2009, the Partnership has paid $2,735 for Illinois replacement tax.  The state tax was calculated on rental income reported by the Operating Partnership.

4.	Subsequent Events

The Partnership has evaluated subsequent events through the date that the financial statements were issued, which was August 14, 2009, the date of the Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2009.

- 6 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Item 2.    Management’s Discussion and Analysis or Plan of Operation

The matters discussed in this Form 10-Q contain certain forward-looking information and involve risks and uncertainties (including changing market conditions, competitive and regulatory matters, etc.)  The discussion of the Partnership’s business and results of operations, including forward-looking information pertaining to such matters does not take into account the effects of any changes to the Partnership’s business and results of operations.  Accordingly, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including those identified herein.

This Item should be read in conjunction with the financial statements and other items contained elsewhere in the report.

General

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the limited partners on May 18, 2007, in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.

On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  Once these obligations are satisfied, it is expected that the Operating Partnership will distribute any remaining funds and liquidate.

On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  As of June 30, 2009, there were approximately 485 investor limited partners holding 590 outstanding units.

Liquidity and Capital Resources

The Partnership’s primary source of liquidity is distributions from Presidential Towers Ltd., an Illinois limited partnership (the “Operating Partnership”).  As a result of a significant restructuring of the ownership and debt of the Operating Partnership that was finalized in April 1995, the Partnership currently holds a 19.998% limited partnership interest in the Operating Partnership.  The Partnership is responsible for paying various administrative costs associated with monitoring the Partnership’s investment in the Operating Partnership, and paying various professional fees associated with the affairs of the Partnership.

- 7 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Item 2.     Management’s Discussion and Analysis or Plan of Operation (Continued)

Liquidity and Capital Resources (Continued)

The Operating Partnership made a distribution to the Partnership during the six months ended June 30, 2009 and 2008 of $0 and $1,679,832, respectively.  In connection with the April 1995 restructuring, the Partnership is entitled to receive a reimbursement from the Operating Partnership for its administrative expenses and professional fees up to an annual maximum of $30,000 as well as its allocable share of all distributions after a preferred return to TKI Presidential Partners (“TKI”), which preferred return was satisfied in 2001.  In addition, the Operating Partnership distributes to the Partnership an amount equal to the amount of income allocated to the Partnership by the Operating Partnership in each year. Accordingly, depending on the Operating Partnership’s operating results, it is expected that the Partnership will receive annual distributions from the Operating Partnership.

As of June 30, 2009, the amounts receivable from the Operating Partnership for annual reimbursement of expenses is $120,000 which is included in due from affiliates in the balance sheet.  However, due to the uncertainty of collection from the Operating Partnership, the partnership  has fully reserved against the receivable of $120,000.

The Partnership issued distribution checks to two former investors who had not notified the Partnership that they had sold their respective LP interests.  As of June 30, 2009, the amount receivable from the former investors is $3,310, which is included in due from investor limited partners on the balance sheet.

As of June 30, 2009, the Partnership owed distributions to investor limited partners in the amount of $241,116.  The liability is due to checks that were issued to investors then voided.  The balance is expected to be repaid during the year ending December 31, 2009.

The Partnership’s liquidity based on cash and cash equivalents decreased by $179,149 to $6,915,444 at June 30, 2009, as compared to December 31, 2008.  This decrease was due to the payment of distributions owed to investor limited partners of $106,677.  Accounts payable and accrued expenses decreased by $34,551 for payments made for audit and accounting fees.  It is expected that so long as the Partnership’s administrative expenses do not exceed $30,000 in any year, unless the Operating Partnership makes a distribution, the Partnership’s cash and cash equivalents will remain relatively constant until the Operating Partnership is liquidated.

The Partnership’s liquid assets are currently thought to be sufficient for any near-term needs of the Partnership.  The Partnership did not have any off-balance sheet arrangements in any of the years as presented.

- 8 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Item 2.     Management’s Discussion and Analysis or Plan of Operation (Continued)

Results of Operations

Net loss was $97,921 for the six months ended June 30, 2009 as compared to net income of $1,781,863 for the six months ended June 30, 2008.  The decrease in net income to net loss is primarily due to the Partnership receiving a distribution of $1,679,832 from the Operating Partnership during the six months ended June 30, 2008.  Also, the Partnership reserved the balance of $120,000 receivable from the Operating Partnership, and recorded it as bad debt expense which is included in other expenses on the statements of operations.  The amount of bad debt expense was offset by an expense reimbursement receivable from the Operating Partnership recorded in the amount of $60,000 during the six months ended June 30, 2009 and included in other expenses on the statement of operations.

Net loss was $48,045 for the three months ended June 30, 2009 as compared to net income of $2,042 for the three months ended June 30, 2008.  The decrease in net income to net loss is primarily due to the decrease in interest and dividend income received of $35,651 from $67,534 during three months ended June 30, 2008 to $31,883 during the three months ended June 30, 2009.

The Partnership is entitled to receive interest income at 18 percent per annum on investor notes from defaulted investors.  Due to the uncertainty of the collection of defaulted investor notes, the Partnership recognizes interest income only as collections are made from the final anticipated distributions due to defaulted investors. For the six months ended June 30, 2009, the Partnership earned $35,889 of interest income, all of which has been fully reserved.

Item 3.     Quantitative and Qualitative Disclosures About Market Risk

None.

Item 4T. Controls and Procedures

As of the end of the period covered by this report, the Partnership’s General Partner, under the supervision and with the participation of the Chief Executive Officer and Chief Financial Officer of the Partnership carried out an evaluation of the effectiveness of the Fund’s “disclosure controls and procedures” as defined in Securities Exchange Act of 1934 Rule 13a – 14(c). Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this report, the Partnership’s disclosure controls and procedures were adequate and effective in timely alerting them to material information relating to the Partnership required to be included in the Partnership’s periodic SEC filings.

Changes in internal controls. There were no significant changes in the Partnership’s internal control over financial reporting that occurred during the quarter ended June 30, 2009 that materially affected, or are reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

- 9 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

This quarterly report does not include an attestation report of the Partnership’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Partnership’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Partnership to provide only management’s report in this quarterly report.

- 10 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Part II - Other Information

Item 1.    Legal Proceedings

None.

Item 1A. Risk Factors

None.
Item 2.   Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.   Defaults Upon Senior Securities

None.
Item 4.   Submission of Matters to a Vote of Security Holders

None.

Item 5.   Other Information

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the limited partners on May 18, 2007, in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.  On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  However, as the dissolution of the Partnership was not imminent as of June 30, 2009 the financial statements are presented assuming that the Partnership will continue as a going concern.

- 11 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Item 6.   Exhibits

Exhibits required by Item 601 of Regulation S-K are filed herewith and are listed in the attached Exhibit Index.

- 12 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

                                                                                                                                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP

By:	Winthrop Financial Co., Inc.
Managing General Partner

By:	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer

By:	/s/ Andrew Prague
Andrew Prague
Chief Financial Officer

Dated: August 14, 2009

- 13 of 17 -

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

Exhibit Index

Exhibit		Page No.

31.1	Chief Executive Officer’s Certification, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.	15

31.2	Chief Financial Officer’s Certification, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.	16

32	Certification of Chief Executive Officer and Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.	17

- 14 of 17 -

EXHIBIT 31.1

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eggert Dagbjartsson, certify that:

1.           I have reviewed this quarterly report on Form 10-Q of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

 a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

 c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

 5.           The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

 a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

 b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 14, 2009	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson
Chief Executive Officer and
President

EXHIBIT 31.2

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Prague, certify that:

1.           I have reviewed this quarterly report on Form 10-Q of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

 a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

 c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

 5.           The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

 a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

 b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: August 14, 2009	/s/ Andrew Prague
Andrew Prague Chief Financial Officer

EXHIBIT 32

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q JUNE 30, 2009

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Presidential Associates I Limited Partnership (the “Partnership”), on Form 10-Q for the quarterly period ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 14, 2009	/s/ Eggert Dagbjartsson
Eggert Dagbjartsson Chief Executive Officer

Date: August 14, 2009	/s/ Andrew Prague
Andrew Prague Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the quarterly period ended September 30, 2009

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ________ to _________
Commission File Number 0-12210

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland	04-2801764
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1280 Massachusetts Avenue, 4 th Floor, Cambridge, MA 02138
(Address of principal executive offices)

(617) 876-4800
(Registrant’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes  ☒     No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files)
Yes  ☐     No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company.
Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐	Small reporting company ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS
Check whether the registrant filed all documents and reports required to be filed by Section l2, 13 or 15(d) of the Exchange Act after the distribution of securities under a plan confirmed by a court.  Yes  ☐     No ☐

APPLICABLE ONLY TO CORPORATE ISSUERS
Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: _______________________________________

SEC 1296 (02-08)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

PART I - FINANCIAL INFORMATION
Item 1.  Financial Statements.

Balance Sheets

	September 30, 2009 (Unaudited)	December 31, 2008 (Audited)

Assets

Cash and cash equivalents	$6,862,317	$7,094,593
Due from investor limited partners, net of allowance of $458,532 and $404,300	3,310	3,310
Due from affiliates, net of allowance of $120,000 and $0	—	60,000

Total Assets	$6,865,627	$7,157,903

Liabilities and Partners' Equity

Liabilities:

Accounts payable	$18,750	$46,923
Due to affiliates	11,250	—
Due to investor limited partners	241,116	347,793

Total Liabilities	271,116	394,716

Partners' Equity:

Partners' Equity	6,594,511	6,763,187

Total Liabilities and Partners' Equity	$6,865,627	$7,157,903

See notes to financial statements

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Statements of Operations (Unaudited)

	For The Three Months Ended		For the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008
Income:

Distribution from operating partnership	$—	$—	$—	$1,679,832
Interest and dividends	26,498	63,365	98,456	249,840

Total income	26,498	63,365	98,456	1,929,672

Expenses:

Legal and Professional Fees	78,426	30,456	130,221	94,620
Other	18,827	15,533	136,911	35,813

Total expenses	97,253	45,989	267,132	130,433

Net income (loss)	$(70,755)	$17,376	$(168,676)	$1,799,239

Net income (loss) per Unit of Limited Partnership Interest outstanding	$(119.92)	$29.45	$(285.89)	$3,049.56

See notes to financial statements

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Statement of Partners' Equity (Unaudited)

	Managing General Partner	General Partner
For the Nine Months Ended September 30, 2009 (Unaudited)	Winthrop Financial Co., Inc.	Linnaeus- Phoenix Associates Limited Partnership	Investor Limited Partners	Total Partners' Equity

Partners’ equity (deficit), December 31, 2008	$(289,536)	$(591,445)	$7,644,168	$6,763,187

Net loss	(844)	(844)	(166,988)	(168,676)

Partners’ equity (deficit), September 30, 2009	$(290,380)	$(592,289)	$7,477,180	$6,594,511

See notes to financial statements

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Statements of Cash Flows (Unaudited)
	For The Nine Months Ended
	September 30,	September 30,
	2009	2008
Cash Flows From Operating Activities:

Net income (loss)	$(168,676)	$1,799,239
Adjustments to reconcile net income to net cash
used in operating activities:
Bad debts	174,232	35,368
Increase in interest income for adjustment to distributions	(54,232)	(46,403)
Increase in due from affiliates	(60,000)	—
Increase in due to affiliates	11,250	—
Increase in amounts receivable from investor limited partner	—	(3,310)
Decrease in accounts payable	(28,173)	(36,553)
Decrease in accrued state replacement tax	—	(1,572,376)
Decrease in liquidation fee expense,
payable to an affiliate of the general partner	—	(2,850,000)

Net cash used in operating activities	(125,599)	(2,674,035)

Cash Flows From Financing Activities:

Distributions to partners	—	(1,350,217)
Payment of amounts due to partners	(106,677)	(282,722)

Net cash used in financing activities	(106,677)	(1,632,939)

Net decrease in cash and cash equivalents	(232,276)	(4,306,974)

Cash and cash equivalents, beginning of period	7,094,593	11,497,853

Cash and cash equivalents, end of period	$6,862,317	$7,190,879

See notes to financial statements

5 of 14

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

1.	General

The condensed financial statements included herein have been prepared by the Partnership, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.  The Partnership’s accounting and financial reporting policies are in conformity with generally accepted accounting principles and include all adjustments in interim periods considered necessary for a fair presentation of the results of operations.  Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations.  It is suggested that these financial statements be read in conjunction with the financial statements and the notes thereto included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008.

The accompanying financial statements reflect the Partnership’s results of operations for an interim period and are not necessarily indicative of the results of operations for the year ending December 31, 2009.

2.	Investment in Operating Partnership

The Partnership accounts for its investment in Presidential Towers, Ltd. (the “Operating Partnership”) using the equity method of accounting.  Under the equity method of accounting, the initial investment is recorded at cost, increased or decreased by the Partnership’s share of income or losses, and decreased by distributions.  Equity in the loss of the Operating Partnership is no longer recognized once the investment balance reaches zero.

3.	Taxable Income

The Partnership’s taxable income for 2009 is not expected to differ from that for financial reporting purposes.

No provision or benefit for Federal income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

During the nine months ended September 30, 2009, the Partnership has paid $2,735 for Illinois replacement tax.  The state tax was calculated on rental income reported by the Operating Partnership.

4.	Subsequent Events

The Partnership has evaluated subsequent events through the date that the financial statements were issued, which was November 13, 2009, the date of the Partnership’s Quarterly Report on Form 10-Q for the period ended September 30, 2009.

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Item 2.      Management’s Discussion and Analysis or Plan of Operation

The matters discussed in this Form 10-Q contain certain forward-looking information and involve risks and uncertainties (including changing market conditions, competitive and regulatory matters, etc.)  The discussion of the Partnership’s business and results of operations, including forward-looking information pertaining to such matters does not take into account the effects of any changes to the Partnership’s business and results of operations.  Accordingly, actual results could differ materially from those projected in the forward-looking statements as a result of a number of factors, including those identified herein.

This Item should be read in conjunction with the financial statements and other items contained elsewhere in the report.

General

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the limited partners on May 18, 2007, in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.

On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  Once these obligations are satisfied, it is expected that the Operating Partnership will distribute any remaining funds and liquidate.

On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  As of September 30, 2009, there were approximately 485 investor limited partners holding 590 outstanding units.

Liquidity and Capital Resources

The Partnership’s primary source of liquidity is distributions from Presidential Towers Ltd., an Illinois limited partnership (the “Operating Partnership”).  As a result of a significant restructuring of the ownership and debt of the Operating Partnership that was finalized in April 1995, the Partnership currently holds a 19.998% limited partnership interest in the Operating Partnership.  The Partnership is responsible for paying various administrative costs associated with monitoring the Partnership’s investment in the Operating Partnership, and paying various professional fees associated with the affairs of the Partnership.

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Item 2.     Management’s Discussion and Analysis or Plan of Operation (Continued)

Liquidity and Capital Resources (Continued)

The Operating Partnership made a distribution to the Partnership during the nine months ended September 30, 2009 and 2008 of $0 and $1,679,832, respectively.  In connection with the April 1995 restructuring, the Partnership is entitled to receive a reimbursement from the Operating Partnership for its administrative expenses and professional fees up to an annual maximum of $30,000 as well as its allocable share of all distributions after a preferred return to TKI Presidential Partners (“TKI”), which preferred return was satisfied in 2001.  In addition, the Operating Partnership distributes to the Partnership an amount equal to the amount of income allocated to the Partnership by the Operating Partnership in each year. Accordingly, depending on the Operating Partnership’s operating results, it is expected that the Partnership will receive annual distributions from the Operating Partnership.

As of September 30, 2009, the amounts receivable from the Operating Partnership for annual reimbursement of expenses is $120,000 which is included in due from affiliates in the balance sheet.  However, due to the uncertainty of collection from the Operating Partnership, the partnership  has fully reserved against the receivable of $120,000.

The Partnership issued distribution checks to two former investors who had not notified the Partnership that they had sold their respective LP interests.  As of September 30, 2009, the amount receivable from the former investors is $3,310, which is included in due from investor limited partners on the balance sheet.

As of September 30, 2009, the Partnership owed distributions to investor limited partners in the amount of $241,116.  The liability is due to checks that were issued to investors then voided.  The balance is expected to be repaid during the year ending December 31, 2009.

The Partnership’s liquidity based on cash and cash equivalents decreased by $232,276 to $6,862,317 at September 30, 2009, as compared to December 31, 2008.  This decrease was due to the payment of distributions owed to investor limited partners of $106,677.  Accounts payable and accrued expenses decreased by $28,173 for payments made for audit and accounting fees.  It is expected that so long as the Partnership’s administrative expenses do not exceed $30,000 in any year, unless the Operating Partnership makes a distribution, the Partnership’s cash and cash equivalents will remain relatively constant until the Operating Partnership is liquidated.

The Partnership’s liquid assets are currently thought to be sufficient for any near-term needs of the Partnership.  The Partnership did not have any off-balance sheet arrangements in any of the years as presented.

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Item 2.     Management’s Discussion and Analysis or Plan of Operation (Continued)

Results of Operations

Net loss was $168,676 for the nine months ended September 30, 2009 as compared to net income of $1,799,239 for the nine months ended September 30, 2008.  The decrease in net income to net loss is primarily due to the Partnership receiving a distribution of $1,679,832 from the Operating Partnership during the nine months ended September 30, 2008.  Also, the Partnership reserved the balance of $120,000 receivable from the Operating Partnership, and recorded it as bad debt expense which is included in other expenses on the statements of operations.  The amount of bad debt expense was offset by an expense reimbursement receivable from the Operating Partnership recorded in the amount of $60,000 during the nine months ended September 30, 2009 and included in other expenses on the statement of operations.

Net loss was $70,755 for the three months ended September 30, 2009 as compared to net income of $17,376 for the three months ended September 30, 2008.  The decrease in net income to net loss is primarily due to the decrease in interest and dividend income received of $36,867 from $63,365 during three months ended September 30, 2008 to $26,498 during the three months ended September 30, 2009.

The Partnership is entitled to receive interest income at 18 percent per annum on investor notes from defaulted investors.  Due to the uncertainty of the collection of defaulted investor notes, the Partnership recognizes interest income only as collections are made from the final anticipated distributions due to defaulted investors. For the nine months ended September 30, 2009, the Partnership earned $54,232 of interest income, all of which has been fully reserved.

Item 3.     Quantitative and Qualitative Disclosures About Market Risk

None.

Item 4T.  Controls and Procedures

As of the end of the period covered by this report, the Partnership’s General Partner, under the supervision and with the participation of the Chief Executive Officer and Chief Financial Officer of the Partnership carried out an evaluation of the effectiveness of the Fund’s “disclosure controls and procedures” as defined in Securities Exchange Act of 1934 Rule 13a – 14(c). Based on that evaluation, the Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this report, the Partnership’s disclosure controls and procedures were adequate and effective in timely alerting them to material information relating to the Partnership required to be included in the Partnership’s periodic SEC filings.

Changes in internal controls. There were no significant changes in the Partnership’s internal control over financial reporting that occurred during the quarter ended September 30, 2009 that materially affected, or are reasonably likely to materially affect, the Partnership’s internal control over financial reporting.

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Item 4T.  Controls and Procedures (Continued)

This quarterly report does not include an attestation report of the Partnership’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Partnership’s registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Partnership to provide only management’s report in this quarterly report.

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Part II - Other Information

Item 1.   Legal Proceedings

None.

Item 1A. Risk Factors

None.

Item 2.   Unregistered Sales of Equity Securities and Use of Proceeds

None.

Item 3.   Defaults Upon Senior Securities

None.

Item 4.   Submission of Matters to a Vote of Security Holders

None.

Item 5.   Other Information

On March 7, 2007 the Operating Partnership entered into an agreement to sell the Project.  The sale closed on April 18, 2007, resulting in a cash distribution of $65,393,460 to the Partnership.  The Managing General Partner has reserved $5,000,000 intended to cover any unforeseen liabilities.  After repayment of debt, expenses incurred by the Operating Partnership in connection with the sale, and costs and fees payable by the Partnership in connection with the transaction, the Managing General Partner distributed cash proceeds to the limited partners on May 18, 2007, in the aggregate amount of $56,227,336, which equates to $94,239.56 per investment unit for individuals and $98,032.69 for non-individuals.  On January 24, 2008, the Partnership received a distribution from the Operating Partnership of $1,679,832.  This leaves the Operating Partnership with approximately $1,000,000 in its bank account to satisfy contingent obligations.  On February 27, 2008, the Managing General Partner distributed cash proceeds to the limited partners in the aggregate amount of $1,302,100 which equates to $2,206.95 per investment unit.  However, as the dissolution of the Partnership was not imminent as of September 30, 2009 the financial statements are presented assuming that the Partnership will continue as a going concern.

11 of 14

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Item 6.    Exhibits

Exhibits required by Item 601 of Regulation S-K are filed herewith and are listed in the attached Exhibit Index.

12 of 14

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESIDENTIAL ASSOCIATES I
LIMITED PARTNERSHIP

 By:          Winthrop Financial Co., Inc.
 Managing General Partner

 By:           /s/ Eggert Dagbjartsson
 Eggert Dagbjartsson
 Chief Executive Officer

 By:           /s/ Andrew Prague
 Andrew Prague
 Chief Financial Officer

Dated:     November 13, 2009

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PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

Exhibit Index

Exhibit

31.1	Chief Executive Officer’s Certification, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

31.2	Chief Financial Officer’s Certification, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32	Certification of Chief Executive Officer and Chief Financial Officer, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

14 of 14

Exhibit 31.1

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Eggert Dagbjartsson, certify that:

1.           I have reviewed this quarterly report on Form 10-Q of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this  report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this  report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant ’ s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

 a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

 c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

 5.           The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

 a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

 b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 13, 2009	/s/ Eggert Dagbjartsson Eggert Dagbjartsson Chief Executive Officer and President

Exhibit 31.2

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Prague, certify that:

1.           I have reviewed this quarterly report on Form 10-Q of Presidential Associates I Limited Partnership;

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this  report;

4.           The registrant ’ s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

 a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

 b)           Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

 c)           Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

d)           Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

 5.           The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

 a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

 b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: November 13, 2009	/s/ Andrew Prague Andrew Prague Chief Financial Officer

Exhibit 32

PRESIDENTIAL ASSOCIATES I LIMITED PARTNERSHIP
FORM 10-Q SEPTEMBER 30, 2009
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Presidential Associates I Limited Partnership (the “Partnership”), on Form 10-Q for the quarterly period ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 13, 2009	/s/ Eggert Dagbjartsson Eggert Dagbjartsson Chief Executive Officer

Date: November 13, 2009	/s/ Andrew Prague Andrew Prague Chief Financial Officer